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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MACK-CALI REALTY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT DATED MAY 4, 2020

MACK-CALI REALTY CORPORATION
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders (referred to as the "Annual Meeting") of Mack-Cali Realty Corporation, a Maryland corporation (referred to as the "Company," "we," "our" or "us"), to be held in the Manhattan Ballroom of The Hyatt Regency Jersey City, Harborside, 2 Exchange Place, Jersey City, New Jersey 07302, on Wednesday, June 10, 2020, at 12:00 p.m., local time, for the following purposes:

  1.
  To elect eleven persons to the Board of Directors of the Company (referred to as the "Board of Directors"), each to serve a one-year term and until their respective successors are elected and qualified.

  2.
  To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers.

  3.
  To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP, independent registered public accounting firm, as the Company's independent registered public accountants for the fiscal year ending December 31, 2020.

        The accompanying Notice of Annual Meeting of Stockholders and proxy statement describe these matters in more detail. We urge you to read this information carefully.

        The Board of Directors recommends a vote: FOR each of the Board of Directors' eleven nominees for election to the Board of Directors named in the Company's proxy statement, FOR the proposal to adopt, on an advisory basis, a resolution approving the compensation of our named executive officers, and FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2020.

        Bow Street Special Opportunities Fund XV, LP (referred to as "Bow Street") has nominated eight director candidates, including four individuals currently serving on the Board of Directors, for election to the Board of Directors at the Annual Meeting in opposition to the nominees recommended by our Board of Directors. As a result, you may receive solicitation materials, including a Gold proxy card, from Bow Street seeking your proxy to vote for the Bow Street nominees. The Board of Directors has not approved or nominated, and does not endorse or support, any of Bow Street's director nominees. WE URGE YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD SENT TO YOU BY BOW STREET, EVEN AS A PROTEST VOTE AGAINST BOW STREET AND ITS DIRECTOR CANDIDATES. Instead, our Board of Directors recommends that you vote FOR each of the Board of Directors' eleven director nominees named in the Company's proxy statement.

        If you have already voted using a Gold proxy card sent to you by Bow Street, you can revoke that proxy by voting FOR the Board of Directors' nominees named in the Company's proxy statement by using the enclosed WHITE proxy card. Only the latest dated and validly executed proxy that you submit will count at the Annual Meeting.

        We recognize the difficulty of conducting the Annual Meeting as an in-person meeting during the current COVID-19 crisis, and we are working to identify an independent service provider that can perform virtual meeting hosting services for a contested election so that we can conduct the Annual

Meeting as a virtual meeting. We will provide written notice to stockholders at least ten (10) days in advance of the Annual Meeting if we are able to make arrangements to conduct the Annual Meeting as a virtual meeting. Your vote is very important. Whether or not you plan to attend the Annual Meeting in person, and regardless of the number of shares of the Company that you own, it is important that your shares be represented and voted at the Annual Meeting. Therefore, our Board of Directors urges you to vote your shares via the Internet or telephone or by mail by promptly marking, signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope.

        On behalf of the Board of Directors, we thank you for your support and participation.

Sincerely,
Michael J. DeMarco Chief Executive Officer

If you have questions or need assistance voting your shares, please contact:

1407 Broadway, 27th Floor
New York, New York 10018
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
 Toll-Free (800) 322-2885

PRELIMINARY PROXY STATEMENT DATED MAY 4, 2020

MACK-CALI REALTY CORPORATION
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2020

To Our Stockholders:

        Notice is hereby given that the Annual Meeting of Stockholders (referred to as the "Annual Meeting") of Mack-Cali Realty Corporation, a Maryland corporation (referred to as the "Company," "we," "our" or "us"), will be held in the Manhattan Ballroom of The Hyatt Regency Jersey City, Harborside, 2 Exchange Place, Jersey City, New Jersey 07302 on Wednesday, June 10, 2020, at 12:00 p.m., local time, for the following purposes:

  1.
  To elect eleven persons to the Board of Directors of the Company (referred to as the "Board of Directors"), each to serve a one-year term and until their respective successors are elected and qualified.

  2.
  To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers, as such compensation is described under the "Compensation Discussion and Analysis" and "Executive Compensation" sections of the attached proxy statement.

  3.
  To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP, independent registered public accounting firm, as the Company's independent registered public accountants for the fiscal year ending December 31, 2020.

        The attached proxy statement (referred to as the "Proxy Statement"), which forms a part of this Notice of Annual Meeting of Stockholders and is incorporated herein by reference, includes information relating to these proposals. Additional purposes of the Annual Meeting are to receive reports of officers (without taking action thereon) and to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        All stockholders of record as of the close of business on April 16, 2020 are entitled to notice of, and to vote at, the Annual Meeting or any continuation, adjournment or postponement thereof. At least a majority of the outstanding shares of common stock of the Company present in person or by proxy at the Annual Meeting is required for a quorum. You may vote electronically via the Internet or by telephone. The instructions on your enclosed WHITE proxy card describe how to use these convenient services. Of course, if you prefer, you can vote by mail by promptly marking, signing and dating the enclosed WHITE proxy card and returning it in the enclosed postage-paid envelope. If your shares are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

        The Board of Directors recommends a vote: FOR each of the Board of Directors' eleven nominees for election to the Board of Directors named in the Proxy Statement, FOR the proposal to adopt, on an advisory basis, a resolution approving the compensation of our named executive officers, and FOR the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2020.

        Bow Street Special Opportunities Fund XV, LP (referred to as "Bow Street") has nominated eight director candidates, including four individuals currently serving on the Board of Directors, for election to the Board of Directors at the Annual Meeting. Bow Street's nominees are in opposition to the nominees recommended by our Board of Directors. As a result, you may receive solicitation materials, including a Gold proxy card, from Bow Street seeking your proxy to vote for the Bow Street nominees. THE BOARD OF DIRECTORS HAS NOT APPROVED OR NOMINATED, AND DOES NOT ENDORSE OR SUPPORT, ANY OF BOW STREET'S DIRECTOR NOMINEES. WE URGE YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD SENT TO YOU BY BOW STREET, EVEN AS A PROTEST VOTE AGAINST BOW STREET AND ITS DIRECTOR CANDIDATES. Instead, our Board of Directors recommends that you vote FOR each of the Board of Directors' eleven director nominees named in the Proxy Statement.

        If you have already voted using a Gold proxy card sent to you by Bow Street, you can revoke that proxy by voting FOR the Board of Directors' nominees named in the Proxy Statement by using the enclosed WHITE proxy card. Only the latest-dated and validly executed proxy that you submit will count at the Annual Meeting.

        WE RECOGNIZE THE DIFFICULTY OF CONDUCTING THE ANNUAL MEETING AS AN IN-PERSON MEETING DURING THE CURRENT COVID-19 CRISIS, AND WE ARE WORKING TO IDENTIFY AN INDEPENDENT SERVICE PROVIDER THAT CAN PERFORM VIRTUAL MEETING HOSTING SERVICES FOR A CONTESTED ELECTION SO THAT WE CAN CONDUCT THE ANNUAL MEETING AS A VIRTUAL MEETING. WE WILL PROVIDE WRITTEN NOTICE TO STOCKHOLDERS AT LEAST TEN (10) DAYS IN ADVANCE OF THE ANNUAL MEETING IF WE ARE ABLE TO MAKE ARRANGEMENTS TO CONDUCT THE ANNUAL MEETING AS A VIRTUAL MEETING. THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES VIA THE INTERNET OR TELEPHONE OR BY MAIL USING THE ENCLOSED WHITE PROXY CARD. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR PROXY, IF YOU WISH, AND VOTE IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

By Order of the Board of Directors,

Gary T. Wagner General Counsel and Secretary

May [    •    ], 2020
Jersey City, New Jersey

If you have questions or need assistance voting your shares, please contact:

1407 Broadway, 27th Floor
New York, New York 10018
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
 Toll-Free (800) 322-2885

PRELIMINARY PROXY STATEMENT DATED MAY 4, 2020

MACK-CALI REALTY CORPORATION
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 10, 2020

INFORMATION ABOUT THE ANNUAL MEETING

General Information

        This Proxy Statement is furnished to stockholders of Mack-Cali Realty Corporation, a Maryland corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies in the accompanying form for use in voting at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held in the Manhattan Ballroom of The Hyatt Regency Jersey City, Harborside, 2 Exchange Place, Jersey City, New Jersey 07302 on Wednesday, June 10, 2020, at 12:00 p.m., local time, and any continuation, adjournment or postponement thereof.

        We intend to mail this Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying proxy card to all stockholders of record entitled to notice of, and to vote at, the Annual Meeting on or about May 8, 2020.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2020.

        This Proxy Statement, the Notice of Annual Meeting of Stockholders and Our Annual Report to Stockholders are available at http://www.ViewOurMaterial.com/CLI

Purpose of the Annual Meeting

        At the Annual Meeting, the stockholders will consider and vote on the following matters:

  1.
  To elect eleven persons to the Board of Directors, each to serve a one-year term and until their respective successors are elected and qualified.

  2.
  To consider and vote, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers, as such compensation is described under the "Compensation Discussion and Analysis" and "Executive Compensation" sections of this Proxy Statement.

  3.
  To consider and vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP, independent registered public accounting firm, as the Company's independent registered public accountants for the fiscal year ending December 31, 2020.

        YOUR VOTE IS VERY IMPORTANT. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE BOARD OF DIRECTORS' ELEVEN DIRECTOR NOMINEES NAMED IN THIS PROXY STATEMENT. THE BOARD OF DIRECTORS ALSO RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT, ON AN ADVISORY BASIS, A RESOLUTION APPROVING THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020. YOU CAN VOTE VIA THE INTERNET OR BY TELEPHONE OR BY MAIL BY COMPLETING, SIGNING AND

DATING THE ENCLOSED WHITE PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED.

        Bow Street Special Opportunities Fund XV, LP ("Bow Street") has nominated eight director candidates, including four individuals currently serving on the Board of Directors, for election to the Board of Directors at the Annual Meeting. Bow Street's nominees are in opposition to the nominees recommended by our Board of Directors. As a result, you may receive solicitation materials, including a Gold proxy card, from Bow Street seeking your proxy to vote for the Bow Street nominees. THE BOARD OF DIRECTORS HAS NOT APPROVED OR NOMINATED, AND DOES NOT ENDORSE OR SUPPORT, ANY OF BOW STREET'S DIRECTOR NOMINEES. WE URGE YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD SENT TO YOU BY BOW STREET, EVEN AS A PROTEST VOTE AGAINST BOW STREET AND ITS DIRECTOR CANDIDATES. Instead, our Board of Directors recommends that you vote FOR each of the Board of Directors' eleven director nominees named in the Proxy Statement.

        If you have already voted using a Gold proxy card sent to you by Bow Street, you can revoke that proxy by voting FOR the Board of Directors' nominees named in the Proxy Statement by using the enclosed WHITE proxy card. Only the latest-dated and validly executed proxy that you submit will count at the Annual Meeting.

Solicitation and Voting Procedures

        Solicitation.    The Board of Directors is soliciting proxies for the Annual Meeting from our stockholders, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's common stock, par value $.01 per share (the "Common Stock"). The Company has retained MacKenzie Partners, Inc., 1407 Broadway, 27th Floor, New York, New York 10018 ("MacKenzie Partners"), to perform various proxy solicitation services in connection with the solicitation of proxies for the Annual Meeting. The Company will pay MacKenzie Partners a fee not to exceed $350,000, plus out-of-pocket expenses, for such services. MacKenzie Partners expects that approximately 30 of its employees will assist in the solicitation of proxies for the Annual Meeting. We may use several of our regular employees, who will not be specifically compensated, to solicit proxies from our stockholders, either personally or via the Internet or by telephone, facsimile or special delivery letter.

        As a result of the proxy contest initiated by Bow Street, we may incur substantial additional costs in connection with the solicitation of proxies for the Annual Meeting. These additional solicitation costs are expected to include, among others, the fees and expenses of MacKenzie Partners, fees and expenses of our outside media and communications consulting firm, fees and expenses of outside counsel in connection with a contested election of the Company's directors, costs associated with SEC filings, increased printing and mailing costs related to additional mailings of solicitation materials to stockholders, and the costs of retaining an independent inspector of elections. Our aggregate expenses related to our solicitation of proxies for the Annual Meeting, excluding salaries and wages of our regular employees, any costs related to any litigation in connection with the Annual Meeting and expenses that we would ordinarily incur in connection with an uncontested annual meeting, are expected to be approximately $[    •    ], of which approximately $[    •    ] has been incurred as of the date of this Proxy Statement.

        Under applicable regulations of the Securities and Exchange Commission (the "SEC"), members of the Board of Directors and certain officers and employees of the Company are "participants" with respect to the Company's solicitation of proxies in connection with the Annual Meeting by reason of their positions as directors and director nominees of the Company or because they may be soliciting proxies on our behalf. Certain information concerning such persons (the "Participants") is set forth in this Proxy Statement and Annex A hereto.

        Householding of Proxy Materials.    In accordance with a notice sent previously to beneficial owners holding shares in street name (for example, through a bank, broker or other holder of record) who share a single address with other similar holders, only one Annual Report and Proxy Statement is being sent to that address unless contrary instructions were received from any stockholder at that address. This practice, known as "householding," is designed to reduce printing and postage costs. Any of such beneficial owners may discontinue householding by writing to the address or calling the telephone number provided for such purpose by their holder of record. Any such stockholder may also request prompt delivery of a copy of the Annual Report or Proxy Statement by contacting the Company at (732) 590-1010 or by writing to Gary T. Wagner, General Counsel and Secretary, Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311. Other beneficial owners holding shares in street name may be able to initiate householding if their holder of record has chosen to offer such service, by following the instructions provided by the record holder.

        Voting.    Stockholders of record may authorize the proxies named in the enclosed WHITE proxy card to vote their shares of Common Stock in the following manner:

  •
  by mail, by marking the enclosed WHITE proxy card, signing and dating it, and returning it in the postage-paid envelope provided;

  •
  by telephone, by dialing the toll-free telephone number indicated on the proxy card that you received in the mail with this Proxy Statement, within the United States or Canada, and following the instructions. Stockholders voting by telephone need not return the proxy card; and

  •
  through the Internet, by accessing the World Wide Web site indicated on the proxy card that you received in the mail with this Proxy Statement. Stockholders voting by the internet need not return the proxy card.

        Different Color Proxy Cards.    Bow Street has nominated eight director candidates, including four individuals currently serving on the Board of Directors, for election to the Board of Directors at the Annual Meeting in opposition to the nominees recommended by our Board of Directors. As a result, you may receive solicitation materials, including a Gold proxy card, from Bow Street seeking your proxy to vote for the Bow Street nominees. The Company is not responsible for the accuracy of any information provided by or relating to Bow Street contained in any proxy solicitation materials filed or disseminated by or on behalf of Bow Street or any other statements that Bow Street may otherwise make.

        THE BOARD OF DIRECTORS HAS NOT APPROVED OR NOMINATED, AND DOES NOT ENDORSE OR SUPPORT, ANY OF BOW STREET'S DIRECTOR NOMINEES. WE URGE YOU NOT TO SIGN OR RETURN ANY GOLD PROXY CARD SENT TO YOU BY BOW STREET. Instead, our Board of Directors recommends that you vote "FOR" each of the Board of Directors' eleven director nominees named in this Proxy Statement.

        Voting to "withhold authority" with respect to any of Bow Street's nominees on its Gold proxy card is not the same as voting "FOR" the Board of Directors' eleven director nominees. This is because a vote to "withhold authority" with respect to any of Bow Street's nominees on its Gold proxy card will revoke any previous proxy submitted by you to vote "FOR" the Board of Directors' eleven director nominees on a WHITE proxy card, as only your latest dated and signed proxy card will be counted at the Annual Meeting. DO NOT RETURN ANY GOLD PROXY CARD SENT TO YOU BY BOW STREET, EVEN AS A PROTEST VOTE AGAINST BOW STREET AND ITS DIRECTOR NOMINEES.

        The Company has provided you with the enclosed WHITE proxy card. The Board of Directors recommends using the enclosed WHITE proxy card to vote "FOR" each of the Board of Directors' eleven director nominees named in this Proxy Statement. If the Company receives a validly executed proxy card from you, your shares will be voted by the Company proxies as indicated in your voting preference selection. We encourage you to cast your vote "FOR" each of the proposals, following the instructions on your WHITE proxy card, as promptly as possible.

        If you have already voted using a Gold proxy card sent to you by Bow Street, you have every right and the ability to change your vote. We urge you to revoke that proxy by voting "FOR" the Board of Directors' eleven director nominees named in this Proxy Statement by using the enclosed WHITE proxy card. Only the latest-dated and validly executed proxy that you submit will count at the Annual Meeting.

        Revocability of Proxies.    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised in the same manner in which it was given or by taking any of the following actions:

  •
  by delivering to our corporate secretary a written notice of revocation, bearing a date later than the date of the proxy, stating that the proxy is revoked;

  •
  by marking, signing and delivering a new WHITE proxy card, relating to the same shares and bearing a later date than the original proxy card;

  •
  submitting another proxy via the Internet or by telephone or by mail (your latest voting instructions will be followed); or

  •
  by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting, will not, by itself, revoke a proxy, unless you vote in person at the Annual Meeting).

        Written notices of revocation and other communications with respect to the revocation of proxies should be addressed to:

Mack-Cali Realty Corporation
Harborside 3, 210 Hudson Street, Ste. 400
Jersey City, New Jersey 07311
Attention: Gary T. Wagner, General Counsel and Secretary

        If your shares are held in "street name," you may change your vote by submitting new voting instructions to your broker, bank or other nominee. You must contact your broker, bank or other nominee to find out how to do so. Brokers will not be permitted to exercise discretionary authority if they do not receive a properly executed proxy card or voting instructions. See "Voting Procedures; Quorum and Votes Required."

        If you have previously signed a Gold proxy card sent to you by Bow Street or otherwise voted according to instructions provided by Bow Street, you may change your vote and revoke your prior proxy by signing, dating and returning the enclosed WHITE proxy card in the accompanying envelope or by voting by telephone or via the Internet by following the instructions on the WHITE proxy card. DO NOT RETURN ANY GOLD PROXY CARD SENT TO YOU BY BOW STREET, EVEN AS A PROTEST VOTE AGAINST BOW STREET AND ITS DIRECTOR NOMINEES. Submitting a Gold proxy card sent to you by Bow Street (even if you withhold your vote on the Bow Street nominees) will revoke votes you have previously made via our WHITE proxy card.

        Voting in Person.    If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Stockholders who wish to attend the Annual Meeting will be required to present verification of ownership of our Common Stock, such as a bank or brokerage firm account statement, and will be required to present a valid government-issued picture identification, such as a driver's license or passport, to gain admittance to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

        Record Date; Outstanding Shares.    The close of business on April 16, 2020 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters, and there are no cumulative voting rights. As of the Record Date, there were 90,596,547 shares of Common Stock issued and outstanding.

        Voting Procedures; Quorum and Votes Required.    Stockholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. The inspectors of election will also determine whether a quorum is present. The presence at the Annual Meeting of a majority of the outstanding shares of Common Stock, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

        Shares represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when instructions have been given by the stockholder, will be voted in accordance with those instructions. If a properly executed and delivered WHITE proxy card does not provide instructions, then the shares represented by that proxy will be voted "FOR" the election of each of the Board of Directors' eleven nominees for director named below, "FOR" the advisory approval of executive compensation, and "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020.

        If your shares are held in the name of a bank, broker or other nominees, you will receive instructions from such nominee that you must follow in order to vote your shares. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a broker's proxy card and bring it with you to the Annual Meeting in order to vote. Under New York Stock Exchange (the "NYSE") Rules, only the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors, as set forth in Proposal No. 3, is considered a "discretionary" item. This means that brokerage firms may vote in their discretion on Proposal No. 3 on behalf of beneficial owners who have not furnished a properly executed proxy card or delivered voting instructions to their broker at least ten days before the date of the Annual Meeting. In contrast, the election of directors as set forth in Proposal No. 1 and the advisory vote to approve executive compensation as set forth in Proposal No. 2 are considered non-discretionary items. This means that brokerage firms that have not received a properly executed proxy card or voting instructions from their clients may not vote on behalf of their clients with respect to Proposals Nos. 1 and 2. These so called "broker non-votes" will be included in the calculation of the number of shares considered to be present at the Annual Meeting for purposes of determining a quorum, but will not be included in the total number of votes cast for the election of directors or the advisory vote for approval of executive compensation.

        Proposal No. 1: Election of Directors.    A plurality of the votes cast by the holders of shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote in the election of directors is required for the election of directors. Accordingly, the eleven director nominees that receive the greatest number of "FOR" votes will be elected to the Board of Directors. Abstentions, failures to vote and broker non-votes are not considered votes cast and, therefore, will have no effect on the outcome of the election of directors.

        Proposal No. 2: Advisory Vote to Approve Executive Compensation.    The affirmative vote of a majority of the votes cast by the holders of shares of our Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal is required for the approval, on an advisory basis, of the compensation of the Company's named executive officers. Abstentions, failures to vote and broker non-votes are not considered votes cast and, therefore, will have no effect on this proposal.

        Proposal No. 3: Ratification of the Appointment of Independent Auditors.    The affirmative vote of a majority of the votes cast by the holders of shares of our Common Stock present in person or by proxy at the Annual Meeting and entitled to vote on the proposal is required for the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors. Abstentions and failures to vote are not considered votes cast and, therefore, will have no effect on this proposal. Because the ratification of the independent auditors is a discretionary item, we do not anticipate receiving any broker non-votes with respect to this proposal.

        No Appraisal Rights.    Under Maryland law, stockholders will not have appraisal or similar rights in connection with any proposal set forth in this Proxy Statement.

        If you have questions or need assistance voting your shares, please contact:

1407 Broadway, 27th Floor
New York, New York 10018
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
 Toll-Free (800) 322-2885

Forward-Looking Statements

        Statements made in this Proxy Statement may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements can be identified by the use of words such as "may," "will," "plan," "potential," "projected," "should," "expect," "anticipate," "estimate," "target," "continue," or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading "Disclosure Regarding Forward-Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

BACKGROUND OF THE SOLICITATION

        The following is a chronology of the material events leading up to the filing of this Proxy Statement:

        In 2015, the Board of Directors determined that Mack-Cali needed to transform itself to remain competitive and continue to deliver value for its stockholders. To facilitate the changes needed, the Board of Directors installed a new management team, which began to implement a portfolio transformation strategy, led by Michael J. DeMarco, designed to reposition the Company's asset portfolio around higher quality properties in key markets. Over the past four plus years, the Board of Directors and the management team have transformed Mack-Cali from a suburban real estate company operating in 27 disparate markets to a focused company with high-quality class A office and residential properties, primarily along the New Jersey waterfront. The Board of Directors continues to evaluate on an on-going basis the Company's strategic direction and reviews alternatives for maximizing stockholder value, including potential strategic transactions.

        In February 2019, Bow Street submitted to the Company an unsolicited proposal to acquire the Company's suburban and waterfront office assets in a complex transaction in which the Company's office assets would be acquired by Bow Street and its partners at a significant discount to their fair market value, and the Company's residential assets would be spun off to the Company's stockholders as a newly formed, publicly traded micro-cap residential REIT with a highly levered balance sheet.

        On March 10, 2019, Bow Street informed the Company of its intent to nominate a slate of candidates for election to the Board of Directors at the Company's 2019 annual meeting of stockholders (the "2019 Annual Meeting") prior to the March 15, 2019 deadline for submitting director nominations under the Company's bylaws, unless the Company agreed to extend such deadline to continue private discussions with Bow Street regarding its proposal.

        In March 2019, the Board of Directors, after careful evaluation of Bow Street's proposal, in consultation with its financial and legal advisors, unanimously determined that the proposal was inadequate, unworkable and not in the best interests of the Company's stockholders.

        On March 14, 2019, following the Company's unanimous rejection of Bow Street's inadequate acquisition proposal, Bow Street nominated a majority slate of six candidates (including two Bow Street principals) for election to the Board of Directors at the 2019 Annual Meeting. Bow Street subsequently reduced its slate to four nominees (eliminating the two Bow Street principals).

        On June 12, 2019, four director candidates nominated by Bow Street, namely Alan R. Batkin, Frederic Cumenal, MaryAnne Gilmartin and Nori Gerardo Lietz (collectively, the "Bow Street Directors"), were elected to the Board of Directors at the 2019 Annual Meeting.

        For more information relating to the events leading up to the 2019 Annual Meeting, please refer to the section entitled "Background of the Solicitation" in the Company's definitive proxy statement filed in connection with the 2019 Annual Meeting.

        Also on June 12, 2019, the Board of Directors adopted Articles Supplementary to the Company's charter opting out of certain provisions of the Maryland Unsolicited Takeover Act (MUTA) to eliminate the Board of Directors' ability to re-classify itself without a stockholder vote.

        In June 2019, consistent with the commitments publicly made by the Company prior to and following the 2019 Annual Meeting, the Board of Directors formed a Strategic Review and Valuation Committee (the "Shareholder Value Committee") comprised of four directors, including two Bow Street Directors, to review, evaluate and make a recommendation to the full Board of Directors regarding the Company's strategic direction and all available alternatives for maximizing stockholder value, including a potential sale of the Company or its assets. The Shareholder Value Committee retained Goldman Sachs as its independent financial advisors and Willkie Farr & Gallagher LLP as its independent legal advisors to assist the committee in its review.

        During the period from July 2019 to December 2019, the Shareholder Value Committee, with the assistance of its financial and legal advisors, conducted a comprehensive review of the Company's strategic direction and all available alternatives for maximizing stockholder value, including a potential strategic transaction involving the Company or its assets.

        On July 17, 2019, Bow Street sent a letter to the Board of Directors requesting reimbursement of costs and expenses, totaling approximately $2.0 million, that Bow Street claimed were incurred by Bow Street in connection with its proxy contest to elect directors at the 2019 Annual Meeting. Bow Street did not provide any supporting documentation for the claimed expenses.

        On August 1, 2019, the Company and certain members of the Mack family (the "Mack Group") amended the Contribution and Exchange Agreement, dated as of January 24, 1997, among the Company and members of the Mack Group to terminate the Mack Group members' rights to designate or nominate members of the Board of Directors.

        On August 5, 2019, the Nominating and Corporate Governance Committee of the Board of Directors (the "NCG Committee") held a special meeting, at which it considered (in consultation with its legal advisors) Bow Street's request for expense reimbursement. The NCG Committee unanimously determined that reimbursement of Bow Street's costs and expenses relating to the proxy contest would not be appropriate or in the best interests of the Company and its stockholders. Accordingly, the NCG Committee recommended that the Board of Directors reject Bow Street's request.

        On August 6, 2019, the Board of Directors, acting upon the recommendation of the NCG Committee, determined to reject Bow Street's request for expense reimbursement. Prior to the Board of Directors' vote on the matter, the Bow Street Directors informed the Board of Directors that each of them had a conflict of interest due to their relationships with Bow Street and that they would recuse themselves from voting on the matter.

        Also on August 6, 2019, the Company held an initial orientation session for the Bow Street Directors, at which the Lead Independent Director and other representatives of the Company discussed the plan for integrating the Bow Street Directors onto the Board and reviewed their duties and responsibilities as Mack-Cali directors. The Lead Independent Director also discussed the Bow Street Directors' committee assignments.

        On August 7, 2019, the Company sent a letter to Bow Street rejecting Bow Street's request for expense reimbursement. The Company's letter stated that the Board of Directors had considered Bow Street's request and determined that reimbursement of Bow Street's costs and expenses relating to the proxy contest would not be appropriate or in the best interests of the Company and its stockholders.

        On August 9, 2019, Akiva Katz, Bow Street's managing partner, sent an email to the Bow Street Directors, in which he expressed Bow Street's continued interest in the sale of the Company or its assets. Mr. Katz did not copy the Chairman of the Board, the Lead Independent Director, any other Board members or the Company's General Counsel on his email.

        On August 16, 2019, the Company, at the request of the Lead Independent Director and the Chair of the NCG Committee, sent an email to Mr. Katz, stating that it was inappropriate for Bow Street to communicate directly with just the four Bow Street Directors, leaving out all other members of the Board of Directors, and advising Mr. Katz that all future communications should be directed to the Company or the entire Board of Directors.

        On September 25, 2019, Michael J. DeMarco and representatives of BofA Securities, Inc. ("BofA Securities"), the Company's financial advisor, held an in-person meeting with Thomas Rizk, a former CEO of the Company and founder of Rizk Ventures, LLC ("Rizk Ventures"), at Mr. Rizk's request. At the meeting, Mr. Rizk expressed an interest in a potential transaction involving the Company, but declined to provide any substantive terms of a potential transaction, such as purchase price, form of consideration, transaction structure or financing sources. Mr. Rizk indicated that Rizk Ventures would present a specific proposal for a potential transaction within approximately three weeks. However, no such proposal was delivered by Rizk Ventures to the Company or its financial advisors within such time period.

        On October 25, 2019, Bow Street sent a letter to the Board of Directors reiterating its desire for the sale of the Company or its assets and expressing frustration at the fact that the Company had not launched a sale process.

        On November 27, 2019, Mr. Rizk contacted representatives of BofA Securities to request another in-person meeting with Mr. DeMarco to present an acquisition proposal. In response, representatives of BofA Securities suggested that Mr. Rizk provide the key substantive terms of the proposal that he wished to present, such as the proposed purchase price, form of consideration, transaction structure and financing sources, to facilitate his discussion with Mr. DeMarco at the meeting. However, Mr. Rizk again declined to provide any details relating to Rizk Ventures' proposal, but continued to insist on an in-person meeting with Mr. DeMarco.

        On December 2, 2019, Bow Street sent a letter to the Board of Directors, in which Bow Street indicated that it had "become aware" that a bidder had approached the Company regarding a potential acquisition of Mack-Cali, and expressed concern about the Company's interactions with that bidder. Bow Street's letter did not specify the source of Bow Street's information relating to the bidder or explain how Bow Street became aware of the details of the Board of Directors' communications with the bidder.

        On December 3, 2019, representatives of BofA Securities, at the Company's request, sent a letter to Rizk Ventures, in which they encouraged Rizk Ventures to submit a written proposal to acquire the Company that would address the key terms of the proposed transaction, including the proposed purchase price and underlying valuation assumptions, transaction structure, equity and debt financing sources, and the identity of any co-bidders or other partners expected to participate in the proposed transaction.

        On December 6, 2019, Rizk Ventures delivered to the Company a preliminary, non-binding indication of interest in a potential acquisition of the Company. The indication of interest stated that Rizk Ventures and certain co-bidders would be prepared to acquire the Company for a purchase price in the range of $24.00 to $27.00 per share, which would be paid in a combination of cash and equity securities of UDR, Inc. ("UDR"), which Rizk Ventures described as its "anticipated co-bidder." The indication of interest also stated that Rizk Ventures expected to secure debt financing from J.P. Morgan. However, the indication of interest did not include the critical information specified by BofA Securities in its December 3, 2019 letter, including, among other key terms, (i) the valuation assumptions underlying the proposed price (which effectively rendered the wide price range specified by Rizk Ventures meaningless), (ii) the proposed equity financing sources and their respective commitment amounts (including the amount of equity proposed to be funded by Rizk Ventures itself), (iii) confirmation from UDR that it was in fact prepared to participate in a potential transaction on the terms described in the indication of interest and (iv) the anticipated sources of debt financing, including confirmation from J.P. Morgan that it was prepared to provide a debt financing commitment for the proposed transaction.

        In December 2019, on several occasions, BofA Securities advised Rizk Ventures that in order to present an offer that could be considered and evaluated by the Board of Directors, Rizk Ventures needed to provide the critical information about the proposed transaction that was omitted from its indication of interest. Such critical information was described in detail in two letters sent by BofA Securities, at the Company's request, to Rizk Ventures. However, despite the detailed guidance provided by BofA Securities, Rizk Ventures never furnished such critical information to the Company or BofA Securities.

        On December 17, 2019, at its regularly scheduled meeting, the Board of Directors received and discussed the recommendations of the Shareholder Value Committee and its financial advisors, Goldman Sachs, and the Company's financial advisors, BofA Securities, which recommendations included the sale of the Company's entire suburban office portfolio and a possible sale of the Company itself, as well as the formation of a special committee to oversee management's efforts to implement these initiatives. Each of Goldman Sachs' and BofA Securities' presentations included a thorough review of the Company's strategy, market position, asset values and general market conditions. As part of its presentation, each investment bank also discussed several potential bidders who might have interest in acquiring the Company or its individual divisions, if the Company chose to conduct a sale process. Each investment bank noted that despite its conversations with various potentially interested parties and the fact that the strategic review process was publicly announced by the Company, no party (other than Rizk Ventures) had come forth with a verbal or written offer for the Company. Based on the recommendations of the Shareholder Value Committee, the Board of Directors authorized the Company to proceed with the sale of its entire suburban office portfolio. The Board of Directors also authorized the NCG Committee to form a new special committee to provide assistance and oversight to management in reviewing any acquisition proposals that may be received by the Company. In the context of the presentations made by Goldman Sachs and BofA Securities, the Board of Directors also reviewed and discussed the indication of interest submitted by Rizk Ventures. Representatives of BofA Securities reported that even though BofA Securities, on behalf of the Company, had repeatedly encouraged Rizk Ventures to provide certain critical information necessary for the Board of Directors to review and consider the proposal, Rizk Ventures had failed to provide such information. Representatives of BofA Securities also noted that while Rizk Ventures indicated in one of its letters to the Company that J.P. Morgan was acting as its financial advisor, in their subsequent conversations with representatives of BofA Securities and the Company's management, representatives of J.P. Morgan denied that they were acting as Rizk Ventures' financial advisor.

        On December 19, 2019, the Company issued a press release announcing that, based on the recommendations of the Shareholder Value Committee, the Board of Directors had determined to sell the Company's entire suburban office portfolio. The press release disclosed that the Company expected to complete the sale of its suburban office portfolio in 2020 and planned to use the available sales proceeds to pay down its corporate-level, unsecured indebtedness.

        On January 3, 2020, as directed by the Board of Directors, the NCG Committee formed a special committee (the "Special Committee") to provide assistance and oversight to management in evaluating any potential offers that may be received to acquire the Company or any substantial portion of its assets, and continue to explore ways to maximize stockholder value. The Special Committee comprised five Mack-Cali directors (including one of the Bow Street Directors), as voting members, and Michael J. DeMarco, ex officio as CEO of the Company, as a non-voting member. Although the NCG Committee invited both Bow Street Directors who previously served on the Shareholder Value Committee to join the Special Committee, one of these directors declined to serve due to the need to attend to other, more pressing outside business matters.

        On January 24, 2020, the NCG Committee held a special meeting, at which it formed a sub-committee consisting of Irvin D. Reid, Laura Pomerantz and Michael J. DeMarco (ex officio as CEO of the Company) to select, engage and oversee the work of a professional search firm to assist the NCG Committee in identifying qualified, independent director candidates to replace the Company's retiring Chairman of the Board, William L. Mack, two additional current directors who will become subject to the Company's retirement policy for directors in 2021, as well as any of the current directors who do not wish to stand for re-election at the Annual Meeting.

        Also on January 24, 2020, the Special Committee held a special meeting, at which it received and discussed presentations prepared by BofA Securities and the Company's management regarding the Company's current strategy for maximizing stockholder value. In the context of these presentations, the Special Committee also discussed the indication of interest in a potential acquisition of the Company previously submitted by Rizk Ventures. The Special Committee concluded that any transaction with Rizk Ventures was highly improbable, given the absence of confirmation that UDR was in fact interested in participating in a potential transaction (which the Company had requested on three separate occasions) as well as Rizk Ventures' failure to provide any information to confirm its financial wherewithal to complete the acquisition of the entire Company. The Special Committee also noted that, other than the Rizk Ventures indication of interest, the Company or its financial advisors had not received any acquisition proposals from any interested parties since the 2019 Annual Meeting, even after multiple conversations by BofA Securities and Goldman Sachs with various parties.

        On January 28, 2020, the NCG Committee, on behalf of the Board of Directors, invited all of the Company's current directors (other than Mr. Mack), including the four Bow Street Directors, to join the Company's slate of nominees for election to the Board of Directors at the Annual Meeting. Each of the Company's current directors, including each of the four Bow Street Directors, accepted the NCG Committee's invitation shortly thereafter.

        On January 31, 2020, Rizk Ventures sent a letter to the Board of Directors, in which it indicated that it would be interested in submitting a new bid for the Company. The letter indicated that Rizk Ventures' was no longer proposing a purchase price in the range of $24.00 to $27.00 per share and stated that the previously announced sale of the Company's suburban office assets "would likely result in lowering its bid." The letter also included a term sheet that purported to confirm that J.P. Morgan was prepared to provide $1.8 billion debt financing for the proposed transaction. However, the term sheet (which was marked as a "draft" and was missing all of its exhibits) did not indicate a commitment (or even a "highly confident" undertaking) by J.P. Morgan to provide debt financing for a potential acquisition of the whole Company. Rather, it merely summarized the "indicative" terms and conditions on which J.P. Morgan would provide a loan to Rizk Ventures to purchase a limited and unspecified set of assets (described as "property" in the term sheet), which terms and conditions appeared more appropriate for a real property transaction rather than a public company acquisition or a similar public M&A transaction. Nor did the January 31, 2020 letter include any of the other critical information that had been previously requested by BofA Securities on behalf of the Company on several occasions, including but not limited to the sources and amounts of Risk Ventures' equity funding.

        In February 2020, the Company engaged Ferguson Partners, a nationally recognized director search firm, to assist the NCG Committee in identifying qualified, independent director candidates to replace Mr. Mack as well as two additional current directors who will become subject to the Company's retirement policy for directors in 2021.

        On February 5, 2020, the Board of Directors sent a letter to Rizk Ventures, in which it again encouraged Rizk Ventures to submit a written offer to acquire the entire Company and comply with the Company's previous information requests, which had been communicated to Rizk Ventures on several occasions. In particular, the Board of Directors' letter stated that the Company would be prepared to discuss a fully financed offer to acquire the entire Company at an attractive price. The letter also reiterated that any proposal should specify the proposed equity and debt financing sources, transaction structure, and the identity of the members of the buyer group (including their written agreement to participate and their role in a potential transaction). The Board of Directors' letter also stated that in addition to such critical information, which was missing from Rizk Ventures' January 31, 2020 letter, Rizk Ventures had not provided to the Company any confirmation that UDR was prepared to participate in a potential transaction, any information about the amount of equity expected to be contributed by UDR, or evidence that UDR was aware of the fact that Rizk Ventures' indication of interest described UDR as a potential acquiror. In addition, the Board of Directors' letter stated that the J.P. Morgan term sheet provided by Rizk Ventures did not seem to contemplate the type of debt financing that would be appropriate for a whole-company acquisition.

        Prior to sending the Board of Directors' letter to Rizk Ventures on February 5, 2020, the Company circulated a draft of the letter to all Board members (including each of the Bow Street Directors) for their review and approval. Later that same day, Nori Gerardo Lietz sent a reply email to the Company (with copies to all other members of the Board of Directors), in which she expressed support for the draft letter and stated that she "agreed with the substance and tone of the letter."

        On February 23, 2020, Rizk Ventures sent a letter to the Board of Directors, in which it falsely accused the Company of refusing to engage with Rizk Ventures regarding its indication of interest and stated that it was no longer interested in pursuing a potential transaction with the Company.

        On February 28, 2020, the Company issued a press release in which it publicly disclosed its February 5, 2020 letter to Rizk Ventures. The Company chose to publicly disclose its February 5, 2020 letter in response to two articles previously published by Bloomberg, which repeated the inaccurate and misleading statements made by Rizk Ventures in its February 23, 2020 letter to the Board of Directors. The Company's press release made it clear that Mack-Cali never refused to engage with Rizk Ventures regarding its acquisition proposal. Rather, on several occasions, the Company and BofA Securities encouraged Rizk Ventures to provide certain critical information that was necessary for the Board of Directors to review and evaluate the proposal. However, Rizk Ventures never provided the requested information. The press release stated that the Company believed that Rizk Ventures' unfounded accusations were nothing more than an attempt to disguise its own inability to provide satisfactory responses to the Company's information requests and present a credible offer for the whole Company.

        On March 2, 2020, UDR issued a press release indicating that any discussions that UDR may have had with Rizk Ventures regarding a potential transaction involving the Company were merely preliminary and that, as of February 7, 2020 (i.e., more than two weeks before Rizk Ventures sent its February 23, 2020 letter to the Board of Directors), UDR had ceased all such discussions with Rizk Ventures. UDR further confirmed that it had never engaged in direct dialogue or correspondence with the Board of Directors or management team of the Company.

        From early to mid-March of 2020, the Bow Street Directors engaged in discussions with representatives of Bow Street regarding joining Bow Street's majority slate of director nominees for election to the Board of Directors at the Annual Meeting. In the course of these discussions, each of the Bow Street Directors met with Bow Street's legal counsel and executed a written consent to be nominated for election to the Board of Directors on Bow Street's proxy card. The Bow Street directors chose to take this course of action without informing the Board of Directors or discussing their intentions with the Lead Independent Director, the Chair of the NCG Committee or any other members of the Board of Directors, even though each of them had previously accepted the Board of Directors' good faith invitation to join the Company's slate of nominees that was made on January 28, 2020.

        On March 9, 2020, after several preliminary discussions by representatives of BofA Securities with representatives of a highly reputable potential bidder ("Party A"), representatives of the Special Committee, members of the Company's management and representatives of BofA Securities met with representatives of Party A, at Party A's request, to discuss the possibility of a strategic transaction involving the Company. While no offer was presented or discussed at the meeting, representatives of Party A expressed an interest in a potential strategic transaction with the Company. Although Party A's representatives indicated that, given the current state of the stock and credit markets resulting from the COVID-19 pandemic, an offer would not be feasible at this time, they also indicated that, as the markets stabilize, Party A would revisit the possibility of making a proposal to acquire the Company. The Company's representatives encouraged Party A to do so.

        On March 10, 2020, Mr. Katz contacted Mr. Mack by telephone to demand that Bow Street be given four additional seats on the Board of Directors at the Annual Meeting (in addition to the four Bow Street Directors). In response, Mr. Mack indicated that he believed that it would be inappropriate for a less than 5% stockholder, such as Bow Street, to have such a vastly disproportionate representation on the Board of Directors. However, Mr. Mack stated that he would inform the Lead Independent Director and the Chair of NCG Committee of his conversation with Mr. Katz.

        On March 11, 2020, Mr. Mack contacted Mr. Katz by telephone to advise him that, after discussing the views expressed by Mr. Katz during his telephone conversation with Mr. Mack on March 10, 2020, the NCG Committee continued to believe that Bow Street's request for a majority control of the Board of Directors was inappropriate.

        On March 12, 2020, Bow Street delivered to the Company a formal notice of its intent to nominate a majority slate of eight candidates, including all of the four Bow Street Directors, to stand for election to the Board of Directors at the Annual Meeting. On the same day, Bow Street issued, by press release, a public letter to Mack-Cali stockholders, in which Bow Street announced that it was nominating a majority slate of eight candidates, including the four Bow Street Directors and four additional candidates (including Mr. Katz), for election to the Board of Directors at the Annual Meeting. Bow Street's letter also called for the removal of the Company's CEO, Michael J. DeMarco.

        Following the Company's receipt of Bow Street's nomination notice, in light of the Bow Street Directors' decision to forego the opportunity to be re-nominated on the Company's slate, the NCG Committee directed Ferguson Partners to expand its search for qualified, independent director candidates to replace the Bow Street Directors on the Company's slate of nominees for election to the Board of Directors at the Annual Meeting. The NCG Committee instructed Ferguson Partners to focus its search on candidates that had extensive finance, real estate, mergers and acquisitions and corporate governance experience, consistent with the Company's strategy of selling its suburban office assets and pursuing strategic alternatives. The NCG Committee also emphasized the need for Ferguson Partners to evaluate potential candidates based on their board and leadership experience, diversity, cultural fit and credibility among REIT investors.

        On March 13, 2020, Mr. Katz contacted Alan S. Bernikow, the Company's Lead Independent Director, by telephone to discuss Bow Street's proxy contest. In the course of their telephone conversation, Mr. Bernikow indicated that in order to avoid another costly and distracting proxy contest, the Board of Directors would be willing to include three of the Bow Street Directors in the Company's slate of nominees for election to the Board of Directors at the Annual Meeting, if Bow Street agreed to end its proxy contest. Mr. Bernikow identified the three Bow Street Directors that the Company was prepared to include in its slate of nominees, and indicated that the fourth Bow Street Director was unacceptable to the Board of Directors due to that individual's low vote totals at the 2019 Annual Meeting as well as unconstructive conduct as a Board member. In response, Mr. Katz indicated that Bow Street was not prepared to end its proxy contest unless the Company offered Bow Street majority control of the Board of Directors.

        On March 16, 2020, the Company issued a press release responding to Bow Street's public letter to stockholders. The Company's press release reiterated that the Board of Directors is open to all alternatives to maximize stockholder value, including a potential strategic transaction, and will consider all credible offers. The press release stated that the Board of Directors intends to launch a strategic process and that, in the meantime, the Special Committee will assist the Board of Directors and management in evaluating any acquisition proposals or inquiries that may be received from any interested parties. The press release also noted that, contrary to Bow Street's allegations, other than the indication of interest submitted by Rizk Ventures in December 2019, which the Special Committee determined was an illusory offer from a party that did not have the financial wherewithal to complete a potential transaction, the Company has not received or rejected any verbal or written acquisition proposals from any suitors since the 2019 Annual Meeting.

        On March 23, 2020, the Board of Directors, at its regularly scheduled quarterly meeting, formed a committee (the "Annual Meeting Committee") consisting of all of the Company's current directors other than the four Bow Street Directors to review and approve the recommendations of the NCG

Committee for the Company's slate of nominees for election to the Board of Directors at the Annual Meeting and to determine all other matters relating to the proxy contest initiated by Bow Street.

        On March 24, 2020, Mr. Bernikow held a telephone conversation with Alan Batkin, one of the Bow Street Directors, at Mr. Batkin's request, in which Mr. Bernikow again offered to include three of the Bow Street Directors (previously identified by Mr. Bernikow in his conversation with Mr. Katz on March 13, 2020) in the Company's slate of nominees for election to the Board of Directors at the Annual Meeting, if Bow Street agreed to end its proxy contest.

        On March 27, 2020, Mr. Katz sent a letter to Mr. Bernikow, in which he rejected the Company's settlement offer. Mr. Katz's letter indicated that Bow Street was not willing to end its proxy contest for a majority of the Board of Directors, but would be willing to remove the four Bow Street Directors from its slate if the Company irrevocably agreed to include all four of them in the Company's slate and support their re-election to the Board of Directors in the same manner as it supports the election of the Company's other nominees. Through its demand for an irrevocable commitment by the Company to nominate and support the re-election of the Bow Street Directors, Bow Street effectively sought to ensure the election of four of its eight candidates, such that Bow Street could have eight seats on the Board of Directors if all Bow Street's other nominees were elected at the Annual Meeting.

        Also on March 27, 2020, Mr. DeMarco sent an email to Mr. Katz, in which he asked him to clarify whether Bow Street would be willing to end its proxy contest if the Company agreed to include all four of the Bow Street Directors in the Company's slate. Later that same day, Mr. Katz sent a reply email to Mr. DeMarco, in which he indicated that Bow Street was not prepared to end its proxy contest and that it was proposing merely to reduce its slate from eight to four nominees if the Company agreed to include all four of the Bow Street Directors in the Company's slate.

        On March 30, 2020, Mr. Bernikow, on behalf of the Board of Directors, sent an email to Mr. Katz in response to his letter dated March 27, 2020. Mr. Bernikow's email stated that, as the Company had previously stated, both publicly and privately, the Board of Directors does not believe it would be appropriate to give majority control of the Board of Directors to Bow Street, a less than 5% activist stockholder who previously attempted to purchase the Company's premium assets at a discount, and whose platform is to dismiss the Company's CEO and sell its business in the midst of a national health and economic crisis. However, Mr. Bernikow's email stated that he would share Mr. Katz's letter with the NCG Committee, which would consider Bow Street's proposal and make the appropriate recommendation to the Annual Meeting Committee.

        Also on March 30, 2020, the Company issued a press release announcing the formation of the Annual Meeting Committee. The Company also announced that the NCG Committee had retained Ferguson Partners to assist the NCG Committee in identifying qualified, independent director candidates to be nominated for election to the Board of Directors at the Annual Meeting to replace Mr. Mack as well as each of the Bow Street Directors, who had chosen to be nominated on Bow Street's slate. In the Company's view, the Bow Street Directors' decision to become participants in Bow Street's solicitation and give their names and reputations for use in Bow Street's campaign indicated that the Bow Street Directors endorsed and sought to advance Bow Street's self-interested agenda, including gaining control of the Board and firing the Company's CEO. The press release stated that the NCG Committee was conducting interviews of potential director candidates identified by Ferguson Partners and would make a recommendation to the Annual Meeting Committee with respect to the Company's slate of nominees for election to the Board of Directors at the Annual Meeting. The press release reiterated the Board of Directors' openness to all alternatives to maximize stockholder value and confirmed its intent to conduct a strategic process as soon as market conditions improved.

        On March 31, 2020, Bow Street issued a press release in which it criticized the Board of Directors' decision not to re-nominate the Bow Street Directors for election to the Board of Directors at the Annual Meeting, despite the fact that these individuals had already agreed to join Bow Street's slate.

        Also on March 31, 2020, the NCG Committee held a special meeting, at which it discussed the results of the comprehensive search conducted by Ferguson Partners, under the supervision of the sub-committee formed by the NCG Committee at its previous meeting (the "Sub-Committee"), over the preceding several weeks to identify potential director candidates to be nominated by the Company for election to the Board of Directors at the Annual Meeting. The NCG Committee reviewed the qualifications, experience and background of approximately 23 potential director candidates identified by Ferguson Partners and interviewed by the Sub-Committee. Based on the recommendations of the Sub-Committee and Ferguson Partners, the NCG Committee selected eight highly qualified, independent director candidates to be invited for an additional round of interviews with members of the Board of Directors and the NCG Committee, upon completion of which the NCG Committee would select and recommend five candidates to the Annual Meeting Committee for inclusion in the Company's slate of nominees for election to the Board of Directors at the Annual Meeting.

        Later in the day on March 31, 2020, the Annual Meeting Committee held a special meeting, at which it discussed the eight director candidates selected by the NCG Committee, including their background, experience and qualifications. The Annual Meeting Committee concluded that each of the eight individuals selected by the NCG Committee is a highly qualified director candidate and determined that each of them should be invited to participate in a second round of interviews with members of the Annual Meeting Committee and the NCG Committee. The Annual Meeting Committee also discussed and approved the recommendation of the NCG Committee to not re-nominate the Bow Street Directors for election to the Board of Directors on the Company's slate. In making its determination, the Annual Meeting Committee considered the fact that each of the Bow Street Directors had chosen to join the slate of a dissident stockholder who previously attempted to purchase the Company's premium assets at a discount under threat of a proxy contest and subsequently demanded a $2.0 million fee from the Company, as well as the fact that each of the Bow Street Directors endorsed and sought to advance Bow Street's self-interested agenda, including gaining control of the Board of Directors, firing the Company's CEO and forcing an immediate sale of the Company at any price.

        During the period from March 31, 2020 through April 5, 2020, members of the Annual Meeting Committee and the NCG Committee conducted interviews of the eight director candidates selected by the NCG Committee.

        On April 6, 2020, the Company issued a press release regarding the Board of Directors' decision not to include the four Bow Street Directors on the Company's slate of nominees for election to the Board of Directors at the Annual Meeting. The Company's press release stated that although each of the Bow Street Directors accepted the Board of Directors' invitation to be included in the Company's slate of nominees, these directors simultaneously and secretly engaged in discussions with Bow Street regarding joining Bow Street's slate of nominees for election at the Annual Meeting, and ultimately agreed to join Bow Street's new 2020 proxy contest to gain control of the Board of Directors by seeking eight seats on the Board of Directors (including the four seats currently held by the Bow Street Directors), remove the CEO and force an immediate sale of the Company at a price acceptable to Bow Street, rather than on terms that maximize value for all stockholders. The Company's press release explained that, under such circumstances, the NCG Committee had no choice but to withdraw its invitation for the Bow Street Directors to join the Company's slate, because to do otherwise would assist Bow Street, a less than 5% stockholder, in its efforts to take control of the Company to pursue its own agenda.

        Also on April 6, 2020, Bow Street issued a press release publicly disclosing the letter sent by Mr. Katz to Mr. Bernikow on March 27, 2020.

        Later in the day on April 6, 2020, the Annual Meeting Committee and the NCG Committee held a joint special meeting, at which they discussed the eight director candidates selected by the NCG Committee based on the recommendations of Ferguson Partners, whose interviews had been completed by the Annual Meeting Committee and the NCG Committee prior to the meeting. After an extensive discussion of the background, experience and qualifications of the candidates, as well as their independence as potential Mack-Cali directors, the Annual Meeting Committee, acting upon the recommendation of the NCG Committee, determined to invite the following individuals to join the Company's slate of nominees for election to the Board of Directors at the Annual Meeting: Z. Jamie Behar, Michael Berman, Howard Roth, Gail Steinel and Lee Wielansky. Each of these individuals subsequently accepted the Annual Meeting Committee's invitation to join the Company's slate of nominees.

        On April 8, 2020, Mr. Bernikow, on behalf of the Board of Directors, sent a letter to Bow Street, again indicating that the Annual Meeting Committee would be willing to include three of the Bow Street Directors (previously identified by Mr. Bernikow in his conversation with Mr. Katz on March 13, 2020) in the Company's slate, if Bow Street agreed to withdraw all of its director nominations and discontinue its proxy contest. Mr. Bernikow's letter indicated that the fourth Bow Street Director was unacceptable to the Board of Directors due to that individual's low vote totals at the 2019 Annual Meeting as well as unconstructive conduct as a Board member. Mr. Bernikow's letter also stated that the inclusion of the Bow Street Directors in the Company's slate while Bow Street continues to wage a proxy contest for four additional Board seats would only assist Bow Street, a less than 5% stockholder, to achieve its goal of taking control of the Company in order to pursue its own agenda.

        On April 13, 2020, the Annual Meeting Committee held a special meeting, at which the Annual Meeting Committee, acting upon the recommendation of the NCG Committee, approved the Company's slate of eleven nominees for election to the Board of Directors at the Annual Meeting. In addition to the Company's incumbent directors—Alan S. Bernikow, Michael J. DeMarco, Lisa Myers, Laura Pomerantz, Rebecca Robertson and Dr. Irvin D. Reid—the Company's slate of nominees approved by the Annual Meeting Committee includes five new highly qualified, independent nominees: Z. Jamie Behar, Michael Berman, Howard Roth, Gail Steinel and Lee Wielansky.

        On April 14, 2020, the Company issued a press release announcing its slate of eleven nominees for election to the Board of Directors at the Annual Meeting.

        On April 15, 2020, the Bow Street Directors sent a letter to Messrs. Mack, Bernikow and DeMarco, in which they disputed the view previously publicly expressed by the Company that the Bow Street Directors abdicated their fiduciary duties by agreeing to be named on Bow Street's slate.

        On April 17, 2020, Bow Street filed its preliminary proxy statement in connection with the Annual Meeting.

        On April 18, 2020, the Company sent a letter to the Bow Street Directors in response to their April 15, 2020 letter to Messrs. Mack, Bernikow and DeMarco. The Company's letter reiterated the Company's view that the Bow Street Directors' decision to support Bow Street's campaign to gain control of the Board of Directors, remove the Company's CEO and pursue an immediate sale of the Company or its assets at a price acceptable to Bow Street, rather than on terms that maximize value for all stockholders, was inconsistent with their fiduciary duties as Mack-Cali directors. The Company's letter also pointed out that the surreptitious manner in which the Bow Street Directors chose to conduct their discussions with Bow Street regarding joining its slate of nominees, even though each of them had previously accepted the Board of Directors' invitation to join the Company's slate of nominees, was inconsistent with the basic principles of director collegiality and good corporate governance. The Company's letter noted that the actions of the Bow Street Directors were particularly inappropriate in light of the fact that each of them had voted in unanimity with the other Board members on almost every matter over the past year, never raised any concerns with the Company's CEO and expressed support for the Company's strategy, as approved by the Board of Directors and carried out by the Company's management team.

 CERTAIN POTENTIAL ADVERSE CONSEQUENCES OF THE PROXY CONTEST

        The agreement governing the Company's unsecured revolving credit facility (the "Credit Facility") contains "change of control" provisions that permit the lenders to declare a default under the Credit Facility and require the immediate repayment of all outstanding borrowings under the Credit Facility. These change of control provisions are triggered if, among other things, a majority of the seats on the Board of Directors (other than vacant seats) become occupied by directors who were neither nominated by the Board Directors nor appointed by a majority of directors nominated by the Board of Directors. These change of control provisions, which have been an event of default under the agreements governing the Company's revolving credit facilities since June 2000, do not permit the Board of Directors to approve Bow Street's nominees to prevent an event of default under the Credit Facility. As of May 1, 2020, the Company had approximately $326 million of outstanding borrowings under the Credit Facility.

        Furthermore, the agreements governing the Company's $300 million principal amount of 4.500% Senior Unsecured Notes due April 18, 2022 (the "2022 Notes") and $275 million principal amount of 3.150% Senior Unsecured Notes due May 15, 2023 (the "2023 Notes" and together with the 2022 Notes, the "Notes') include cross-acceleration provisions that would constitute an event of default requiring immediate repayment of the Notes plus any accrued and unpaid interest thereon if the Company defaults on any other debt obligations of at least $10 million that result in an acceleration of the repayment of such other debt. These cross-acceleration provisions of the Notes would be triggered if the change of control provisions under the Credit Facility are triggered and the lenders declare a default under the Credit Facility and accelerate repayment of the outstanding borrowings thereunder.

        In addition, construction loans in the aggregate amount of approximately $156 million that are secured by two of the Company's Roseland subsidiary multi-family residential property development projects (the "Construction Loans") contain cross-acceleration provisions similar to those in the agreements governing the Notes for defaults by the Company resulting in acceleration of debt of at least $100 million.

        If at least six of Bow Street's eight nominees were to be elected by our stockholders at the Annual Meeting, the change of control provisions under the Credit Facility would be triggered, resulting in an event of default under the Credit Facility. As a consequence, the commitments of the lenders under the Credit Facility could be immediately terminated, and all amounts owing under the Credit Facility, the Notes and the Construction Loans could become immediately due and payable by the Company. In such instance, the Company cannot assure stockholders that it would be able to obtain the financing to immediately pay the amounts owed under the Credit Facility, the Notes or the Construction Loans, or to replace the existing commitments of the lenders thereunder on commercially reasonable terms, if at all. In addition, the Credit Facility currently matures in January 2021, subject to two six-month extensions that may only be exercised by the Company if there are no facts that would give rise to an event of default under the Credit Facility. Even if the lenders under the Credit Facility did not terminate commitments and accelerate the repayment of all outstanding borrowings under the Credit Facility, the lenders may not permit the Company to exercise the options to extend the maturity date beyond January 2021.

 VOTING SECURITIES AND PRINCIPAL HOLDERS

        Unless otherwise indicated, the following table sets forth information as of February 14, 2020 with respect to each person or group who is known by the Company, in reliance on Schedules 13D and 13G reporting beneficial ownership and filed with the SEC, to beneficially own more than 5% of the Company's outstanding shares of Common Stock. Except as otherwise noted below, all shares of Common Stock are owned beneficially by the individual or group listed with sole voting and/or investment power.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (%)(1)
The Vanguard Group, Inc.(2)	12,791,356	14.1%
BlackRock, Inc.(3)	12,632,224	14.0%
The Mack Group(4)	7,475,997	7.6%
FMR LLC(5)	5,575,245	6.2%
Madison International Realty Holdings, LLC(6)	4,746,074	5.2%
State Street Corporation(7)	4,662,489	5.2%

(1)
This percentage was calculated based on 90,595,176 shares of Common Stock issued and outstanding as of December 31, 2019. Unless otherwise noted, the total number of shares outstanding used in calculating this percentage does not include 11,938,395 shares reserved for issuance upon redemption or conversion of outstanding units of limited partnership interest ("Units") in Mack-Cali Realty, L.P., a Delaware limited partnership (the "Operating Partnership") through which the Company conducts its real estate activities (including 1,949,601 LTIP Units), or 2,134,246 shares reserved for issuance upon the exercise of stock options granted or reserved for possible grant to certain employees and directors of the Company, except in all cases where such Units or stock options are owned by the reporting person or group.

(2)
Address: 100 Vanguard Blvd., Malvern, PA, 19355. Share information is furnished in reliance on the Schedule 13G/A dated February 11, 2020 of The Vanguard Group, Inc. ("Vanguard") filed with the SEC, which represents holdings as of December 31, 2019. Based upon information included in the Schedule 13G/A and other Forms 13F filed by Vanguard, the Company believes that such shares are held for investment advisory clients of Vanguard. This number represents 12,791,356 shares beneficially owned by Vanguard, which includes (i) 174,347 shares for which Vanguard has sole voting power, (ii) 105,779 shares for which Vanguard has shared voting power, (iii) 12,612,110 shares for which Vanguard has sole dispositive power, and (iv) 179,246 shares for which Vanguard has shared dispositive power.

(3)
Address: 55 East 52nd Street, New York, NY 10022. Share information is furnished in reliance on the Schedule 13G/A dated February 4, 2020 of Blackrock, Inc. ("Blackrock") filed with the SEC, which represents holdings as of December 31, 2019. Based upon information included in the Schedule 13G/A and other Forms 13F filed by Blackrock, the Company believes that such shares are held for investment advisory clients of Blackrock. This number represents (i) 12,386,377 shares beneficially owned by Blackrock for which it has sole voting power and (ii) 12,632,224 shares for which it has sole dispositive power.

(4)
Address: Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, NJ 07311. The Mack Group (which is not a legal entity) is composed of, among others, William L. Mack, the Chairman of the Board of Directors, David S. Mack, a former director of the Company, Fredric Mack, a member of the Company's Advisory Board, Earle I. Mack, a former director of the Company, and their immediate family members and related trusts. Share information is furnished in reliance on the Schedule 13G/A dated February 13, 2020 of the Mack Group filed with the SEC, which represents holdings as of December 31, 2019. This number represents 7,475,997 shares for which the Mack Group has shared dispositive and voting power, and includes 7,271,838 common Units, redeemable for shares of Common Stock on a one-for-one basis (each such unit being a "Reported Share"). Furthermore, William L. Mack, a member of the Mack Group, is a trustee of the William and Phyllis Mack Foundation, Inc., a charitable foundation that owns 100,000 Reported Shares. Earle I. Mack, a member of the Mack Group, is a trustee of the Earle I. Mack Foundation, Inc., a charitable foundation that owns 65,000 Reported Shares. Richard Mack and Stephen Mack, members of the Mack Group, are trustees of The Mack 2010 Family Trust II, a trust that owns 330,097 Reported Shares. David S. Mack, a member of the Mack Group, is a trustee of The David and Sondra Mack Foundation, a charitable foundation that owns 225,000 Reported Shares. Stephen Mack, a member of the Mack Group, is a trustee of The Stephen Mack and Kelly Mack Family Foundation, a charitable foundation that owns 5,000 Reported Shares. Each of William L. Mack, Earle I. Mack, Richard Mack, David S. Mack and Stephen Mack, pursuant to Rule 13d-4 under the Exchange Act, has specifically disclaimed beneficial ownership of any Reported Shares owned by such foundations.

(5)
Address: 245 Summer Street, Boston, MA 02210. Share information is furnished in reliance on the Schedule 13G dated February 7, 2020 of FMR LLC ("FMR") and Abigail P. Johnson, which represents holdings as of December 31, 2019. This number represents 5,575,245 shares beneficially owned by FMR and Ms. Johnson, including (i) 3,421,683 shares for which FMR has sole voting power, (ii) 5,575,245 shares for which FMR has sole dispositive power, and (iii) 5,575,245 shares for which Ms. Johnson has sole voting and dispositive power.

(6)
Address: 410 Park Avenue, 10th Floor, New York, NY 10022. Share information is furnished in reliance on the Schedule 13G dated February 13, 2020 of Madison International Realty Holdings, LLC ("MIRH"), Madison International Realty Partners GP, LLC (the "Madison GP") and Madison International Realty Partners, LP ("MIRP"), which represents holdings as of December 31, 2019. The Schedule 13G was filed pursuant to a joint filing agreement, dated February 13, 2020 by and between MIRELF VI REIT Investments, MIRELF VI REIT, MIRELF VI, Holdings VI, MIR VI, MIRELF VII REIT, MIRELF VII, Holdings VII, MIR VII, MIRP, MIRP GP, MIGAR, MIRH and Ronald M. Dickerman. This number represents 4,746,074 shares beneficially owned by each of MIRH, Madison GP and MIPR, which includes 4,746,074 shares for which each of MIRH, Madison GP and MIPR has shared voting power.

(7)
Address: State Street Financial Center, One Lincoln Street, Boston, MA 02111. Share information is furnished in reliance on the Schedule 13G dated February 14, 2020 of State Street Corporation ("SSC"), which represents holdings as of December 31, 2019. This number represents 4,662,489 shares beneficially owned by SSC, including (i) 3,794,280 shares for which SSC has shared voting power, and (ii) 4,662,489 shares for which SSC has shared dispositive power.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Board of Directors Nominees

        The Board of Directors presently consists of eleven members, as follows: William L. Mack, Michael J. DeMarco, Alan R. Batkin, Alan S. Bernikow, Frederic Cumenal, MaryAnne Gilmartin, Nori Gerardo Lietz, Lisa Myers, Laura H. Pomerantz, Irvin D. Reid and Rebecca Robertson. At the Annual Meeting, the terms of all of the current members of the Board of Directors will expire. Accordingly, stockholders will elect eleven directors at the Annual Meeting.

        The Board of Directors' eleven nominees for election to the Board of Directors at the Annual Meeting are as follows: Michael J. DeMarco, Alan S. Bernikow, Z. Jamie Behar, Michael Berman, Lisa Myers, Laura H. Pomerantz, Irvin D. Reid, Rebecca Robertson, Howard Roth, Gail Steinel, and Lee Wielansky. Mr. Mack has reached the age of 80 in 2020 and, as a result, has become subject to the Company's retirement policy for directors, which is described in "Directors and Executive Officers—Governance Matters" below. At the conclusion of the Annual Meeting, the Board of Directors intends to appoint a new independent Chairman of the Board. The Board of Directors has determined not to nominate for election to the Board of Directors at the Annual Meeting Alan R. Batkin, Frederic Cumenal, MaryAnne Gilmartin and Nori Gerardo Lietz, each of whom has been nominated by Bow Street in opposition to the nominees recommended by the Board of Directors.

        At the Annual Meeting, the terms of all eleven current members of the Board of Directors will expire. Accordingly, stockholders will elect eleven directors at the Annual Meeting. The directors who are elected at the Annual Meeting will serve until the annual meeting of stockholders to be held in 2021 and until such directors' respective successors are elected or appointed and qualify or until any such director's earlier resignation or removal. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the eleven nominees named below. In the event any of the Board of Directors' nominees is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for the remaining nominees named in this Proxy Statement and for any substitute nominee designated by the present Board of Directors to fill such vacancy. It is not presently expected that any of the Board of Directors' nominees named below will be unable or unwilling to serve as a director. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a manner to assure the election of as many of the Board of Directors' nominees as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders.

        Set forth below are the names, ages and positions of our director nominees as of the date of this Proxy Statement:

			Committee Memberships
						Current Outside Public Boards
Nominee	Age	Position with Company	A	ECO	NCG
Michael J. DeMarco	60	CEO and Director				1
Alan S. Bernikow	79	Lead Independent Director	C		M	2
Lisa Myers	52	Director		C		0
Laura H. Pomerantz	72	Director		M	M	2
Irvin D. Reid	79	Director		M	C	0
Rebecca Robertson	69	Director		M	M	0
Z. Jamie Behar	62	Director Nominee				2
Michael Berman	62	Director Nominee				2
Howard Roth	63	Director Nominee				1
Gail Steinel	63	Director Nominee				1
Lee Wielansky	69	Director Nominee				2

C = Chairperson; M= Member
A=Audit Committee
ECO=Executive Compensation and Option Committee
NCG=Nominating and Corporate Governance Committee

        Michael J. DeMarco, a director nominee, has served as the Company's Chief Executive Officer since April 2017 and as a director of the Company since March 2018. Mr. DeMarco joined the Company in June 2015 and served as President and Chief Operating Officer until he was appointed Chief Executive Officer in April 2017.

        Business Experience:    Prior to joining the Company, from 2013 to June 2015, Mr. DeMarco served as the chief investment officer of CCRE, a non-bank finance company and one of the largest originators of CMBS. Mr. DeMarco previously served as an executive vice president at Vornado Realty Trust from 2010 to 2013, as a managing director at Fortress Investment Group from 2007 to 2010, and as a senior managing director at Lehman Brothers from 1993 to 2007. As Chief Executive Officer, Mr. DeMarco is responsible for the strategic direction of the Company. Mr. DeMarco also is a member of the board of trustees of Saint Peter's Preparatory School, as well as a member of The International Council of Shopping Centers (ICSC), the Jersey City Medical Center Board of Trustees, and a managing trustee of Liberty Science Center. Since June 2015, Mr. DeMarco has served as a member of the board of trustees of Pennsylvania Real Estate Investment Trust, a publicly traded REIT.

        Education and Professional Affiliations:    Mr. DeMarco graduated from the University of Chicago with a Master of Business Administration in Finance, as well as Pace University with a Bachelors in Business Administration in Accounting and a minor in History. He is also a certified public accountant.

        Board Qualifications:    Based on Mr. DeMarco's leadership as Chief Executive Officer and his REIT, investment banking and accounting experience, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Mr. DeMarco has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Alan S. Bernikow, a director nominee, has served as a member of the Board of Directors and as chairman of the Audit Committee of the Board of Directors since 2004 and was appointed as Lead Independent Director in March 2014. Mr. Bernikow also serves as a member of the Nominating and Corporate Governance Committee of the Board of Directors.

        Business Experience:    Previously, Mr. Bernikow served as the Deputy Chief Executive Officer at Deloitte & Touche LLP from 1998 to 2003, where he was responsible for assisting the firm on special projects such as firm mergers and acquisitions, partner affairs and litigation matters. Mr. Bernikow joined Touche Ross, the predecessor firm of Deloitte & Touche LLP, in 1977, prior to which Mr. Bernikow was the National Administrative Partner in Charge for the accounting firm of J.K. Lasser & Company. Mr. Bernikow serves on the board of several public companies. He is currently a member of the board of directors of Revlon, Inc. and Revlon Consumer Products Corporation and is chairman of the audit committee and compensation and stock plan committee of Revlon, Inc. Mr. Bernikow is also a member of the board of directors of UBS Global Asset Management (US) Inc. ("UBS") and currently serves as chairman of its audit committee, and has also served as a member of the boards of directors of investment funds managed by UBS, including Global High Income Dollar Fund Inc., Insured Municipal Income Fund Inc., Investment Grade Municipal Income Fund Inc., Managed High Yield Plus Fund Inc., and Strategic Global Income Fund, Inc. From 2003 through March 2017, Mr. Bernikow served as a member of the board of directors and the nominating and corporate governance committee of the Destination XL Group, Inc., formerly the Casual Male Retail Group Inc. From October 2010 until its sale in December 2018, Mr. Bernikow was also a member of the board of directors of FCB Financial Holdings, Inc., chairman of its audit committee and a member of its compensation committee. The foregoing directorships and committee memberships include public companies or registered investment companies directorships and committee memberships currently held by Mr. Bernikow or which Mr. Bernikow held at any time during the past five years. He is a member of the board of directors for the United Jewish Appeal—Federation of Jewish Philanthropies of New York, Inc.

        Education and Professional Affiliations:    Mr. Bernikow has a B.B.A. degree from Baruch College and is a member of the American Institute of Certified Public Accountants (AICPA) and the New York State Society of Certified Public Accountants (NYSSCPA).

        Board Qualifications:    Based on Mr. Bernikow's significant financial and accounting background and thirty years of experience in public accounting, his status as an audit committee financial expert, and his experience serving as a director and audit committee member of several public companies, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Mr. Bernikow has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Z. Jamie Behar, a director nominee, has been nominated for her first election to the Board of Directors.

        Business Experience:    Ms. Behar is a seasoned executive with over thirty-five years of experience in investment management and financial analysis, and deep expertise in the real estate industry. From 1986 to 2015, she served in a number of leadership roles at General Motors Investment Management Corporation ("GMIMCo"), most recently as Managing Director, Real Estate & Alternative Investments. In this position, she was responsible for approximately $12 billion (at peak portfolio value) in private market and publicly traded real estate, energy and timber investments. In addition, she was a member of the board of directors, the investment management committee, the private equity investment approval committee and the risk management committee of GMIMCo. Prior to GMIMCo, she held finance roles at General Motors and Exxon Corporation. Ms. Behar also currently serves as an independent director of ARMOUR Residential REIT, Sunstone Hotel Investors and the Broadstone Real Estate Access Fund, and as a director of Shurgard Self Storage SA. Ms. Behar is not standing for re-election to the board of directors of Sunstone Hotel Investors and will retire from that board at the end of her current term at its 2020 annual meeting of stockholders currently scheduled for April 30, 2020. She has previously served as a director of Forest City Realty Trust and Gramercy Property Trust.

The foregoing directorships include public companies or registered investment company directorships currently held by Ms. Behar or which Ms. Behar held at any time during the past five years.

        Education and Professional Affiliations:    Ms. Behar holds a B.S.E (magna cum laude) from The Wharton School, University of Pennsylvania, an M.B.A. from Columbia University Graduate School of Business, and the Chartered Financial Analyst (CFA) designation. In December 2018, Ms. Behar was the recipient of Nareit's E. Lawrence Miller Industry Achievement Award for her contributions to the REIT industry.

        Board Qualifications:    Based on Ms. Behar's significant leadership experience in the financial, investment management and real estate industries, as well as her experience serving as a director and audit committee, governance committee and investment committee member of several public real estate investment companies, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Ms. Behar has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Michael Berman, a director nominee, has been nominated for his first election to the Board of Directors.

        Business Experience:    Mr. Berman brings over thirty years of combined real estate and financial industry experience. Mr. Berman is currently serving as independent director and chair of the audit committees of Brixmor Property Group Inc. and Skyline Champion Corporation. He previously has also served as an Associate Professor of Corporate Finance and Financial Accounting at the New York Real Estate Institute. From 2011 to 2018, he served as Executive Vice President and Chief Financial Officer of General Growth Properties, Inc. Previously, he was Executive Vice President and Chief Financial Officer of Equity Lifestyle Properties, Inc., a self-managed REIT with 413 properties across 33 states. Earlier in his career, Mr. Berman served in various positions with Merrill Lynch & Co. from 1989 to 2001, including as a managing director of investment banking. The foregoing directorships and committee memberships include public companies or registered investment companies directorships and committee memberships currently held by Mr. Berman or which Mr. Berman held at any time during the past five years.

        Education:    Mr. Berman graduated from the Columbia University Graduate School of Business with a Master of Business Administration, the Boston University School of Law with a Juris Doctor, and Binghamton University with a Bachelors of Arts in History.

        Board Qualifications:    Based on Mr. Berman's significant executive and industry experience with public real estate companies, as well as his experience as a director and audit committee member of several public companies, including a national real estate investment trust, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Mr. Berman has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Lisa Myers, a director nominee, has served as a member of the Board of Directors since June 2019. Ms. Myers currently serves as the chair of the Executive Compensation and Option Committee of the Board of Directors.

        Business Experience:    Ms. Myers is the co-founder and managing partner of Clerisy, a new global private equity firm in the consumer and tech-sumer space. Since 2017, she has served as a director of Steiner Leisure Corp., a private company. From 2017 to February of 2020, she served as a director of John Hardy, a private company. Until recently, Lisa was a partner at L Catterton, the largest consumer focused private equity firm in the world, where she focused on the flagship fund. From 2016 to 2019, Ms. Myers served on the board of Debenhams PLC, a company traded on the London Stock Exchange. Prior to joining L Catterton, from 2015 to 2016, Ms. Myers served as Co-Head of Global Partnership

Investing at BTG Pactual, an investment strategy firm specializing in purchasing minority stakes in privately-held and publicly-traded companies to provide transformative capital. Prior to BTG Pactual, Ms. Myers served at Franklin Templeton for nineteen years, where she was an Executive Vice-President and lead portfolio manager of some of Templeton's flagship global equity funds and institutional accounts, managing or co-managing more than $10 billion of assets. After Templeton, before entering the investment management industry, Ms. Myers practiced corporate and real estate law with Willkie, Farr & Gallagher in New York City, where she was involved in initial public offerings, mergers and acquisitions, loan initiations and restructurings and other securities-related transactions. The foregoing directorships and committee memberships include public companies or registered investment companies directorships and committee memberships currently held by Ms. Myers or which Ms. Myers held at any time during the past five years.

        Education and Professional Affiliations:    Ms. Myers received a Bachelor of Arts degree from the University of Pennsylvania and a Juris Doctor degree from the Georgetown University Law Center and is a Chartered Financial Analyst.

        Board Qualifications:    Based on Ms. Myers' significant investment and private equity experience, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Ms. Myers has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Laura H. Pomerantz, a director nominee, has served as a member of the Board of Directors since June 2019. Ms. Pomerantz currently serves as a member of the Executive Compensation and Option Committee of the Board of Directors and the Nominating and Corporate Governance Committee of the Board of Directors.

        Business Experience:    Since 2005, Ms. Pomerantz has served on the board of directors of G-III Apparel Group Limited, a publicly traded company listed on the NASDAQ Global Select Market, and currently serves as a member of its compensation committee. Since 2007, Ms. Pomerantz has served on the board of directors of Retail Opportunity Investments Corp., a publicly traded REIT listed on the NASDAQ Global Select Market, and currently serves as chair of its compensation committee. Since 2014, Ms. Pomerantz has served as Vice Chairman, Head of Strategic Accounts at Cushman & Wakefield, a large commercial real estate services company. The foregoing directorships and committee memberships are the only public company or registered investment company directorships and committee memberships currently held by Ms. Pomerantz or which Ms. Pomerantz held at any time during the past five years. Ms. Pomerantz is a founding member of Laura Pomerantz Real Estate, LLC, a real estate firm offering commercial real estate advisory and execution services, and since 2013 she has served as a principal of the firm. She has previously served as its CEO. From 2001 until 2013, Ms. Pomerantz was a principal of PBS Real Estate, LLC, a real estate firm offering commercial real estate advisory and execution services. Prior to working at PBS Real Estate, LLC, Ms. Pomerantz served as a Senior Managing Director at Newmark & Company Real Estate, with senior level responsibilities for major tenant representation assignments. Prior to that, Ms. Pomerantz served as the Executive Vice President of The Leslie Fay Companies for eighteen years. Previously, Ms. Pomerantz also served on the board of directors of AREA Properties, the former Apollo Real Estate. She is also the exclusive and national representative for Ted Baker/London, Levi Strauss & Company, Gant, and Vince. Other major clients include Monica Rich Kosann, Berns Communication Group, John Paul, and International Well Building Institute. Ms. Pomerantz has also represented Abercrombie & Fitch for flagships in the United States and internationally and has completed deals on their behalf in Milan, Paris, Hamburg, Dusseldorf, Brussels, Copenhagen, Dublin, London and Madrid. Ms. Pomerantz is currently completing the leasing for 161 Fifth Avenue—an 85,775-sf office retail building in Flatiron, NY. From 1994 to 2017, Ms. Pomerantz served on the board of directors for The Carnegie Hall Corporation and is currently an Honorary Trustee.

        Education:    Ms. Pomerantz received a Bachelor of Arts degree from Miami Dade Community College.

        Board Qualifications:    Based on Ms. Pomerantz's twenty-two years of executive-level commercial real estate experience and significant background in retail and manufacturing, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Ms. Pomerantz has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Irvin D. Reid, a director nominee, has served as a member of the Board of Directors since 1994. Dr. Reid serves as the chair of the Nominating and Corporate Governance Committee and as a member of the Executive Compensation and Option Committee of the Board of Directors. He also serves as chair of the Special Committee appointed by the Board of Directors to provide assistance and oversight to management in reviewing acquisition proposals that may be received from interested parties. From 1998 through 2002, Dr. Reid served as chairman of the Audit Committee.

        Business Experience:    Dr. Reid has served as a member of the Board of Directors and as a member of both the Audit and Nomination/Governance Committees of The Pep Boys from 2007 to 2012. Previously, Dr. Reid served as a member of the Board of Directors of the Handleman Company from 2003 to 2008, where he served as a member of the Audit and the Nominating/Corporate Governance Committees. Dr. Reid also served as a member of the Board of Directors, a member of the Audit Committee, and chair or Nominating and Corporate Governance Committee of the A. Schulman Company (now LyondellBasell) from 2010 to 2017. Dr. Reid served on the Board of the Downtown Economic Development Corporation of the City of Detroit from 1999 through 2015. He currently serves on the Board and Audit Committee of the Detroit Institute of Arts. Dr. Reid has served as a member of the Board of Directors of Fleet Bank, Natwest Bank New Jersey, and Natwest Bank USA from 1990 to 2002 and was chair of the Trust Committee. He was a member of the Federal Reserve Board of Chicago Detroit Branch, from 2003 to 2008. From 2000 to 2011, Dr. Reid served as a member of The Michigan Economic Development Corporation Board and its Executive and Finance Committees. Dr. Reid also previously served on the Board of First Tennessee Bank of Chattanooga. The foregoing directorships and committee memberships include public or registered investment companies currently held or which were held by Dr. Reid at any time during the past five years or earlier. Dr. Reid is President Emeritus of Wayne State University in Michigan, having served as President from 1997 to 2008 when he became Inaugural Holder of the Eugene Applebaum Chair in Community Engagement and director of the Forum on Contemporary Issues in Society. Prior to becoming the President of Wayne State University, where he served from 1989 to 1997, Dr. Reid served as President of Montclair State University in New Jersey, and from 1983 to 1989 held positions of Dean, School of Business Administration, and John Stagmaier Professor of Economics and Business Administration at the University of Tennessee at Chattanooga. He is currently a private investor in residential apartments in Detroit and a partner with American Community Developers, Inc., in the development of affordable housing in Brush Watson Park, a mixed income community in Midtown Detroit where he and his wife reside.

        Education:    Dr. Reid earned Masters and Ph.D. degrees in business and applied economics from The Wharton School of Business at the University of Pennsylvania and B.S. and M.S. degrees in psychology from Howard University.

        Board Qualifications:    Based on Dr. Reid's familiarity with the Company as a long-standing member of the Company's Board of Directors and his experience as a director of several public and private companies, including residential property development, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Dr. Reid has the requisite experience, interests, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Rebecca Robertson, a director nominee, has served as a member of the Board of Directors since September 2016. Ms. Robertson currently serves as a member of the Nominating and Corporate Governance Committee of the Board of Directors and the Executive Compensation and Option Committee of the Board of Directors, and has previously served as a member of the Audit Committee of the Board of Directors.

        Business Experience:    Since 2007, Ms. Robertson has served as the Chief Executive Officer and President of Park Avenue Armory in New York, New York. Prior to that, Ms. Robertson served as the Executive Director of the Lincoln Development Project, Inc. from 2000 to 2006. From 1997 to 2000, Ms. Robertson served as an executive with The Shubert Organization (New York's largest Broadway theater owner), responsible for real estate and new activities construction. In addition to leading the redevelopment of the Lincoln Center, Ms. Robertson also previously led the urban renewal project of the thirteen acres around 42nd Street between Seventh and Eighth Avenues, serving as President of The 42nd Street Development Project, Inc. from 1987 through 1997. Ms. Robertson sits on the boards of directors of privately held not for profit companies CalArts and Park Avenue Armory. Ms. Robertson previously served on the Board of Directors for The New 42nd Street, Inc. The foregoing directorships and committee memberships include public companies or registered investment companies directorships and committee memberships currently held by Ms. Robertson or which Ms. Robertson held at any time during the past five years.

        Education:    Ms. Robertson received her B.A. and M.Sc. Pl. from the University of Toronto.

        Board Qualifications:    Based on Ms. Robertson's experience overseeing major urban development projects, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Ms. Robertson has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Howard Roth, a director nominee, has been nominated for his first election to the Board of Directors.

        Business Experience:    Mr. Roth is a certified public accountant and the Principal and Founder of HSR Advisors, a consulting firm providing strategic and financial advice to real estate organizations. Mr. Roth previously spent thirty-two years in a variety of positions with Ernst & Young (including nine years with predecessor firm Kenneth Leventhal & Co.) advising major public and private real estate clients on judicial and non-judicial reorganizations, mergers and acquisitions, forensic analysis and tax and entity structuring. He was the Global Sector Leader of the firm's Real Estate, Hospitality & Construction (RHC) practice. In this role, he led all of Ernst & Young's RHC service lines—assurance, tax, transactions and advisory. During this tenure, he grew the firm's RHC revenues to more than $2.0 billion and led the development of Ernst & Young's digital offerings to real estate clients, including Smart Buildings, Cybersecurity and Data Analytics. Mr. Roth is a member of the board of trustees and is chair of the audit committee and a member of the nominating and governance committee of Lexington Realty Trust. The foregoing directorships and committee memberships include public companies or registered investment companies directorships and committee memberships currently held by Mr. Roth or which Mr. Roth held at any time during the past five years.

        Education and Professional Affiliations:    Mr. Roth graduated from Hofstra University with a Bachelor of Business Administration and is a member of the American Institute of Certified Public Accountants (AICPA) and the New York State Society of Certified Public Accountants (NYSSCPA).

        Board Qualifications:    Based on Mr. Roth's significant financial and accounting background and thirty-two years of experience in public accounting, as well as his experience as a trustee and an audit committee member for a national diversified REIT, the Nominating and Corporate Governance

Committee of the Board of Directors concluded that Mr. Roth has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Gail Steinel, a director nominee, has been nominated for her first election to the Board of Directors.

        Business Experience:    Ms. Steinel is the owner of Executive Advisors, a management consulting firm that provides consulting services to chief executives and senior officers and leadership seminars and speeches to various organizations. Previously, Ms. Steinel served as Executive Vice President of Global Commercial Services of BearingPoint, a management and technology consulting services firm. Prior to joining BearingPoint, she spent twenty-three years with Arthur Andersen LLP, most recently serving as Global Managing Partner of Business Consulting. In that role, she managed 10,000 employees and led her team through its sale to KPMG Consulting. From 2009 until February 2020, Ms. Steinel served as a member of the board of MTS Systems Corporation, where she served as chair of the governance and nominating committee as well as a member of the audit committee. Since 2006, she also has served on the board of Federal Realty Investment Trust, where she is chair of the audit committee and a member of the compensation committee. The foregoing directorships and committee memberships include public companies or registered investment companies directorships and committee memberships currently held by Ms. Steinel or which Ms. Steinel held at any time during the past five years.

        Education and Professional Affiliations:    Ms. Steinel graduated from Rutgers University with a Bachelor's in Accounting. She also is a certified public accountant.

        Board Qualifications:    Based on Ms. Steinel's significant executive experience as a management consultant and accounting experience, as well as over her fourteen-years tenure serving on the board of a public REIT, the Nominating and Corporate Governance Committee of the Board of Directors concluded that Ms. Steinel has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

        Lee Wielansky, a director nominee, has been nominated for his first election to the Board of Directors.

        Business Experience:    Mr. Wielansky currently serves as Chairman and CEO of Midland Development Group, Inc., and brings more than forty years of commercial real estate investment, management and development experience. In addition, he currently serves as CEO of the Opportunistic Equities LLC, Midland Development Group's business specializing in low income housing. Previously, he served as President and CEO of JDN Development Company, Inc., a wholly-owned subsidiary of JDN Realty Corporation. Before joining JDN, he served as Managing Director—Investments of Regency Centers Corporation. Since 2015, Mr. Wielansky has served as a member of the board of directors of Brookdale Senior Living and as chairman of the board's investments committee as well as a member of its audit committee and was its chairman of the board from February 2018 until December 2019. Since 1999, he has served as a member of the board of trustees of Acadia Realty Trust served as its lead trustee since 2004, and currently serves as a member of its investment and capital markets committee. He previously served as a member of the boards of Isle of Capri, Inc. and Pulaski Financial Corp. The foregoing directorships and committee memberships include public companies or registered investment companies directorships and committee memberships currently held by Mr. Wielansky or which Mr. Wielansky held at any time during the past five years.

        Education:    Mr. Wielansky graduated from the University of Missouri with a Bachelor of Business Administration in Real Estate and Finance.

        Board Qualifications:    Based on Mr. Wielansky's extensive commercial real estate investment, management and development experience, the Nominating and Corporate Governance Committee of

the Board of Directors concluded that Mr. Wielansky has the requisite experience, qualifications, attributes and skills necessary to serve as a member of the Board of Directors.

Vote Required and Board of Directors' Recommendation

        Bow Street has nominated eight persons, including four individuals currently serving on the Board of Directors, for election to the Board of Directors at the Annual Meeting in opposition to the nominees recommended by our Board of Directors, making this a contested election. In a contested election, the Company's bylaws provide that the election will be determined on a plurality voting standard, with the eleven nominees that receive the greatest number of "FOR" votes elected to the Board of Directors. Abstentions, failures to vote and broker non-votes are not considered votes cast and will have no effect on the outcome of the director elections. Voting "withhold" with respect to a Bow Street nominee on its proxy card is NOT the same as voting "FOR" the Board of Directors' nominees on the WHITE proxy card because voting "withhold" on a Bow Street nominee on its Gold proxy card will revoke any previous proxy submitted by you, including any vote you may have made for the Board of Directors' nominees. The only way to support the Board of Directors' nominees is to vote "FOR" the Board of Directors' nominees on the WHITE proxy card and to disregard, and not return, any Gold proxy card that you receive from Bow Street. See "Policies Relating to the Election of Directors."

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE BY SIGNING, DATING AND RETURNING THE WHITE PROXY CARD. THE BOARD OF DIRECTORS DOES NOT ENDORSE ANY BOW STREET NOMINEES AND URGES YOU NOT TO VOTE USING THE GOLD PROXY CARD SENT TO YOU BY BOW STREET, EVEN AS A PROTEST VOTE AGAINST BOW STREET AND ITS DIRECTOR NOMINEES.

DIRECTORS AND EXECUTIVE OFFICERS

Beneficial Ownership

        Set forth below is certain information as of April 16, 2020, including information with respect to the beneficial ownership of the Common Stock, for (i) the members of the Board of Directors, (ii)our director nominees for election at the Annual Meeting, (iii) the executive officers of the Company and (iv) the directors and executive officers of the Company as a group:

Name and Position	Age	First Elected	Term Expires	Number of Shares(1)(2)		Percent of Shares Outstanding (%)(3)	Percent of Shares Outstanding (calculated on a fully-diluted basis) (%)(4)
William L. Mack, Chairman of the Board	80	1997	2020	2,498,347	(5)	2.7%	2.4%
Michael J. DeMarco, Chief Executive Officer and Director	60	2018	2020	2,397,369	(6)	2.6%	2.3%
Marshall B. Tycher, Chairman of Roseland	65	—	—	672,630	(7)	*	*
David Smetana, Chief Financial Officer	48	—	—	125,253	(8)	*	*
Giovanni M. DeBari, Chief Accounting Officer	48	—	—	38,111	(9)
Gary T. Wagner, General Counsel	59	—	—	149,086	(10)	*	*
Ricardo Cardoso, Executive Vice President and Chief Investment Officer	47	—	—	171,207	(11)	*	*
Nicholas Hilton, Executive Vice President,Leasing	40	—	—	119,453	(12)	*	*
Deidre Crockett, Executive Vice President and Chief Administrative Officer	45	—	—	26,641	(13)	*	*
Alan R. Batkin, Director	75	2019	2020	6,269		*	*
Alan S. Bernikow, Lead Independent Director	79	2004	2020	45,733		*	*
Frederic Cumenal, Director	60	2019	2020	4,269		*	*
MaryAnne Gilmartin, Director	55	2019	2020	4,269		*	*
Nori Gerardo Lietz, Director	63	2019	2020	4,269		*	*
Lisa Myers, Director	52	2019	2020	4,269		*	*
Laura Pomerantz, Director	72	2019	2020	4,269		*	*
Irvin D. Reid, Director	79	1994	2020	30,249		*	*
Rebecca Robertson, Director	69	2016	2020	15,399		*	*
Z. Jamie Behar, Director Nominee	63	—	—	0
Michael Berman, Director Nominee	62	—	—	0
Howard Roth, Director Nominee	64	—	—	0
Gail Steinel, Director Nominee	64	—	—	0
Lee Wielansky, Director Nominee	69	—	—	0
All directors, executive officers and nominees as a group (23 individuals)				6,317,092	(14)	6.5%	6.1%

*
Beneficial Ownership of less than 1.0% is omitted.

(1)
The limited partners of the Operating Partnership share with the Company, as general partner, in the net income or loss and any distributions of the Operating Partnership. Pursuant to the partnership agreement of the Operating Partnership, common units of limited partnership interest in the Operating Partnership (the "Common Units") are redeemable into shares of Common Stock on a one-for-one basis. Outstanding Class B 2016 LTIP Units, Class D 2017 LTIP Units, Class E 2018 LTIP Units, Class F 2018 LTIP Units, Class G 2019 LTIP Units, Class H 2019 LTIP Units

  and Class I 2020 LTIP Units (collectively, "LTIP Units") of the Operating Partnership are convertible into Common Units on a one-for-one basis upon vesting. Class AO LTIP Units are convertible into Common Units based on the appreciation in value of the Common Stock from the grant date through the conversion date, but is assumed to be on a one-for-one basis in the table above. See "Employment Contracts; Potential Payments Upon Termination or Change in Control—Michael J. DeMarco Class AO LTIP Award Agreement" for the conversion terms of the Class AO LTIP Units.

(2)
Except as otherwise noted below, all shares of Common Stock, Common Units, LTIP Units (as converted into Common Units), vested options, restricted stock units ("RSUs"), performance stock units ("PSUs"), and all restricted Common Stock are owned beneficially by the individual listed with sole voting and/or investment power.

(3)
Assumes redemption or conversion of only the Units in the Operating Partnership beneficially owned by such owner into shares of Common Stock and the exercise of vested options and all restricted Common Stock held only by such owner.

(4)
Assumes redemption or conversion of all outstanding Units in the Operating Partnership into shares of Common Stock and the exercise of all vested options and all restricted Common Stock.

(5)
Includes 2,017,017 shares of Common Stock that may be issued upon the redemption of all of William L. Mack's limited partnership interests in the Operating Partnership. Also includes 100,000 shares of Common Stock that may be issued upon the redemption of all of the limited partnership interests in the Operating Partnership held by the William & Phyllis Mack Foundation, Inc., a charitable foundation of which Mr. Mack is a trustee, and 330,097 shares of Common Stock that may be issued upon the redemption of all of the limited partnership interests in the Operating Partnership held by The Mack 2010 Family Trust II, a trust that is a member of a Section 13(d) group with Mr. Mack. Pursuant to Rule 13d-4 under the Exchange Act, Mr. Mack has specifically disclaimed beneficial ownership of the shares held by such foundation and trust.

(6)
Includes vested options to purchase 400,000 shares of Common Stock, and 1,860,562 unvested LTIP Units.

(7)
Includes 619,196 unvested LTIP Units.

(8)
Includes 119,453 unvested LTIP Units.

(9)
Includes 34,275 unvested LTIP Units.

(10)
Includes 128,071 unvested LTIP Units.

(11)
Includes 128,071 unvested LTIP Units.

(12)
Includes 119,453 unvested LTIP Units.

(13)
Includes 25,148 unvested LTIP Units.

(14)
Includes all restricted Common Stock held by all twenty-three executive officers, directors and nominees, together with 5,599,119 shares of Common Stock that may be issued upon the redemption of all of the executive officers' and directors' limited partnership interests in the Operating Partnership, including Common Units and LTIP Units. Also includes 430,097 shares of Common Stock that may be issued upon the conversion and/or redemption of all of the limited partnership interests in the Operating Partnership held by members of the directors' and executive officers' immediate families, trusts or charitable foundations of which they or their wives are trustees or entities over which they possess sole or shared dispositive or voting power. Also includes vested options to purchase 400,000 shares of Common Stock held by executive officers.

Biographical Information Concerning Directors

        Biographical information concerning the current members of our Board of Directors is set forth below.

        William L. Mack has served as a member of the Board of Directors since 1997 and as its Chairman since 2000. Prior to December 1997, Mr. Mack served as President and Senior Managing Partner of The Mack Company, where he pioneered the development of large, Class A office properties and helped to increase The Mack Company's portfolio to approximately 20 million square feet. In addition, Mr. Mack is a founder and Chairman of Mack Real Estate Group. He also founded and was the former Chairman of AREA Property Partners (f/k/a Apollo Real Estate Advisors, L.P.). Mr. Mack currently serves as a member of the board of directors of Hudson's Bay Company, which ceased to be a publicly traded company in March 2020. Mr. Mack previously served as a member of the board of directors of FCB Financial Holdings, Inc. from October 2010 until its sale in December 2018. He previously served as a board member of the Regional Advisory Board of JPMorgan Chase from 1995 to 2013. The foregoing directorships are the only public company or registered investment company directorships currently held by Mr. Mack or which Mr. Mack held at any time during the past five years. Previously, Mr. Mack served as a member of the boards of directors of City and Suburban Financial Corporation from 1988 to 2007, The Bear Stearns Companies Inc. from 1997 to 2004, Vail Resorts, Inc. from 1993 to 2004, Wyndham International, Inc. from 1999 to 2005 and Retail Opportunity Investments Corporation from 2009 to 2010. Mr. Mack is the Vice Chairman of Northwell Health Inc. (f/k/a the North Shore Long Island Jewish Health System), and Chairman of the Board and member of the compensation committee for the Solomon R. Guggenheim Foundation. He is the former Vice Chairman and Emeritus Trustee of the University of Pennsylvania and Chair Emeritus of the Board of Overseers of The Wharton School of Business and Finance at the University of Pennsylvania. He is a director of the Palm Beach Civic Association, and Member of the Western Regional Executive Council of Lenox Hill Hospital. Mr. Mack attended The Wharton School and has a B.S. degree in business administration, finance and real estate from New York University.

        Michael J. DeMarco.    Biographical information for Mr. DeMarco, a director nominee and our Chief Executive Officer, is set forth above under the caption "Proposal No. 1—Election of Directors."

        Alan R. Batkin has served as a member of the Board of Directors since June 2019. Mr. Batkin currently serves as a member of the Audit Committee of the Board of Directors. Mr. Batkin has served on the Board of Directors of Pattern Energy Group Inc. since 2013, and he currently serves as a member of its Audit Committee and Conflicts Committee, and chairman of its Nominating, Governance & Compensation Committee. Mr. Batkin has also served on the Board of Directors of Omnicom Group Inc. since 2008, and as a director of Cantel Medical Corp. since 2004. Mr. Batkin currently serves as a member of the Audit Committee, Chairman of the Compensation Committee and Lead Director of Cantel Medical Corp. Mr. Batkin previously served on the Board of Directors of Hasbro, Inc. from 1992 until 2017. The foregoing directorships and committee memberships include public companies or registered investment companies directorships and committee memberships currently held by Mr. Batkin or which Mr. Batkin held at any time during the past five years. Previously, Mr. Batkin served as the Chief Executive Officer and Chairman of the Board of Directors of Converse Associates, Inc., a strategic advisory firm, from 2013 until 2019. From 2007 until 2012, Mr. Batkin served as Vice Chairman of Eton Park Capital Management, L.P., a global multi-disciplinary investment firm. Previously, from 1990 until 2006, Mr. Batkin served as Vice Chairman of Kissinger Associates, Inc., a geopolitical consulting firm that advises multi-national companies. Mr. Batkin also serves as Co-Chair of the Board for Columbia Mailman School of Public Health, Chairman of Massachusetts General Center for Global Health, Chair Emeritus of the International Rescue Committee, and Trustee of The Brookings Institution, and he serves on the Executive Committee for MD Anderson Cancer Center and for the New York City Police Foundation. Mr. Batkin received a B.S.

from the University of Rochester and an M.B.A. from New York University Graduate School of Business.

        Alan S. Bernikow.    Biographical information for Mr. Bernikow, a director nominee, is set forth above under the caption "Proposal No. 1—Election of Directors."

        Frederic Cumenal has served as a member of the Board of Directors since June 2019. Mr. Cumenal currently serves as a member of the Audit Committee of the Board of Directors. Mr. Cumenal previously served on the Board of Directors and the Audit Committee of Constellation Brands, Inc. from 2016 until 2017 and on the Board of Directors of Tiffany & Co. from 2013 until 2017. The foregoing directorships are the only public company or registered investment company directorships currently held by Mr. Cumenal or which Mr. Cumenal held at any time during the past five years. Mr. Cumenal has served on the Board of Directors of Blue Nile, Inc., an online jewelry retailer, since 2017. Previously, Mr. Cumenal served as the Chief Executive Officer of Tiffany & Co. from 2015 to 2017 and as President from 2013 to 2015, and as Executive President with responsibility for sales and global distribution from 2011 to 2013. Prior to his service at Tiffany, Mr. Cumenal served for fifteen years in senior leadership positions in LVMH Group's wine and spirits businesses, including as President and Chief Executive Officer of Moët & Chandon, S.A. Previously, Mr. Cumenal served as Chief Executive Officer of Domaine Chandon and was Managing Director of Moët Hennessy Europe. Mr. Cumenal also served as Executive Vice President of Marketing, Strategy and Development at Ferruzi Group and was a Brand Manager at Procter & Gamble, France S.A.S. Mr. Cumenal is a graduate of Institut d'Etudes Politiques and holds an M.B.A. from Ecole Superieure des Sciences Economiques et Commerciales.

        MaryAnne Gilmartin has served as a member of the Board of Directors since June 2019. Ms. Gilmartin currently serves as a member of the Audit Committee of the Board of Directors. Since 2018, Ms. Gilmartin has served as a member of the board of directors of the global investment banking firm Jefferies Financial Group Inc., where she is also a member of the Nominating and Corporate Governance Committee, the Risk and Liquidity Oversight Committee, and the ESG Oversight Committee. Since 2014, Ms. Gilmartin has served on the board of Jefferies Group, LLC. The foregoing directorships and committee memberships are the only public company or registered investment company directorships and committee memberships currently held by Ms. Gilmartin or which Ms. Gilmartin held at any time during the past five years. Ms. Gilmartin is Co-Founder and Chief Executive Officer of MAG Partners, a New York-based real estate development company she founded in 2020. Prior to founding MAG Partners, MaryAnne was CEO of L&L MAG, a company she co-founded with David Levinson and Robert Lapidus, founders of L&L Holding Company. After a successful two-year partnership, MaryAnne spun out of L&L MAG to launch on her own. MaryAnne previously served as President & CEO of Forest City Ratner Companies, where she oversaw a period of game-changing ground-up development and managed its multimillion square foot residential, commercial and retail portfolio. In her tenure at Forest City Ratner Companies, Ms. Gilmartin spearheaded the development of some of the most high-profile real estate projects in New York City. She led the efforts to build Barclays Center, the state-of-the-art sports and entertainment venue and the centerpiece of the $4.9 billion, 22-acre mixed-use Pacific Park Brooklyn development. She also oversaw the development of The New York Times Building, designed by world-renowned architect Renzo Piano; New York by Gehry, designed by award winning architect Frank Gehry; and the Tata Innovation Center at Cornell Tech, a brand-new office building that is a first-of-its-kind space for tech innovation, designed by Weiss/Manfredi on Roosevelt Island. She is also a civic leader in New York, serving as Chair Emeritus of the Downtown Brooklyn Partnership, member of the Executive Committee of The Brooklyn Academy of Music, Vice Chair of New York Public Radio, member of the Executive Committee and Board of Governors of The Real Estate Board of New York, and part of the Industry Advisory Board of the MS Real Estate Development Program at Columbia University. In her role on the board of New York Public Radio, Ms. Gilmartin has directed and advised WNYC's real estate uses, including its broadcast studios. Ms. Gilmartin graduated with a B.A. in Political Science, summa cum laude, and a Master's of Public Administration, both from Fordham University.

        Nori Gerardo Lietz has served as a member of the Board of Directors since June 2019. Ms. Lietz currently serves as a member of the Audit Committee of the Board of Directors. Ms. Gerardo Lietz is a Senior Lecturer of Business Administration in the Finance and Entrepreneurial Management Units at Harvard Business School, where she currently teaches Real Estate Private Equity and Venture Capital Private Equity. Ms. Gerardo Lietz is the President of Areté Capital, a real estate advisory firm she founded in 2010. Ms. Gerardo Lietz also currently serves as a director of Jaguar Capital S.A.S., a private real estate investment firm in Columbia. Previously, Ms. Gerardo Lietz served as the Chairman of the Advisory Board of Allele Fund in 2011. Ms. Gerardo Lietz was a Partner and Chief Strategist for Private Real Estate and a member of the firm's Global Investment Committee at Partners Group Holding AG from 2007 to 2011. Ms. Gerardo Lietz co-founded Pension Consulting Alliance, Inc. in 1998 and served as a Managing Director while developing its real estate investment management and advisory activities until 2007. In 1985, Ms. Gerardo Lietz co-founded Public Storage Institutional, Inc., an institutional money management firm deploying pension capital to acquire real estate assets, where she served as Senior Vice President until 1988. Ms. Gerardo Lietz practiced law in the corporate department of Paul Hastings LLP from 1982 to 1985. Ms. Gerardo Lietz is a former member of the Pension Real Estate Association Board of Directors and the Real Estate Research Institute Board of Directors. Ms. Gerardo Lietz received an A.B. with honors from Stanford University in 1979 and a J.D. from the UCLA School of Law in 1982, where she was Chief Comment Editor of the UCLA Law Review.

        Lisa Myers.    Biographical information for Ms. Myers, a director nominee, is set forth above under the caption "Proposal No. 1—Election of Directors."

        Laura H. Pomerantz.    Biographical information for Ms. Pomerantz, a director nominee, is set forth above under the caption "Proposal No. 1—Election of Directors."

        Irvin D. Reid.    Biographical information for Mr. Reid, a director nominee, is set forth above under the caption "Proposal No. 1—Election of Directors."

        Rebecca Robertson.    Biographical information for Ms. Robertson, a director nominee, is set forth above under the caption "Proposal No. 1—Election of Directors."

Biographical Information Concerning Executive Officers

        Biographical information concerning our executive officers is set forth below.

        Michael J. DeMarco.    Biographical information for Mr. DeMarco, our Chief Executive Officer, is set forth above under the caption "Proposal No. 1—Election of Directors."

        Marshall B. Tycher serves as Chairman of the Company's Roseland Residential Trust ("Roseland") subsidiary and previously served as President of Roseland from October 2012 to February 2016. Mr. Tycher co-founded Roseland in 1992 and served as its President until its acquisition by the Company in October 2012. Prior to co-founding Roseland, Mr. Tycher served in various capacities with Lincoln Property Company from 1979 to 1992, including as Texas operating partner from 1981 to 1987, and as head of Lincoln Northeast Residential, Inc. from 1987 to 1992. Mr. Tycher received a BSBA from the University of Denver, a Juris Doctorate from Southern Methodist University and is a member of the Texas State Bar.

        David J. Smetana has served as Chief Financial Officer since February 2018. Mr. Smetana has over 21 years of real estate experience across a variety of roles. Most recently, he was a managing director and REIT securities analyst on Morgan Stanley Investment Management's Global REIT Securities Team from 2001 to 2017. Previously, Mr. Smetana was a REIT investment banker at Morgan Stanley and was part of Morgan Stanley's Real Estate Special Situations Fund from 1997 to 2001. Mr. Smetana received his Bachelor of Business Administration in Accounting from the University of Wisconsin-Madison and holds a CPA certificate in Virginia.

        Giovanni M. DeBari was appointed Chief Accounting Officer of the Company in March 2019. Mr. DeBari has served as Senior Vice President, Corporate Controller of the Company since 2015, and previously served as Vice President, Corporate Controller and as Assistant Corporate Controller since joining the Company in 1996. Prior to joining the Company, Mr. DeBari worked as a senior auditor specializing in real estate at the international accounting and consulting firm of PriceWaterhouseCoopers. Mr. DeBari is a certified public accountant with a Bachelor of Science from Rutgers Business School at Rutgers, The State University of New Jersey, and is a member of the American Institute of Certified Public Accountants and of the New Jersey Society of Certified Public Accountants.

        Gary T. Wagner has served as General Counsel and Secretary since May 2014 and as Vice President, Legal from November 2011 to May 2014. As General Counsel, Mr. Wagner manages the Company's legal affairs, including corporate governance, supervising outside legal counsel, overseeing risk management, ensuring environmental and legal compliance and the preparation of required disclosure documents. Mr. Wagner previously worked at the Robert Martin Company from 1989 until its acquisition by the Company in 1997, and has worked for the Company since 1997 and has held positions as assistant general counsel, associate general counsel, and senior associate general counsel. Prior to working for the Robert Martin Company, Mr. Wagner was an associate in the real estate department of Parker Chapin Flattau & Klimpl in New York City. He started his career as an associate in the real estate department in the Philadelphia office of Blank Rome. Mr. Wagner received his Bachelor of Arts in Political Science and Economics from Queens College and his Juris Doctor, cum laude, from Temple University.

        Ricardo Cardoso has served as Chief Investment Officer since September 2015 and has served in various capacities with the Company since 1997, most recently as Vice President of acquisitions. Prior to joining the company, Mr. Cardoso worked at the Robert Martin Company from 1994 to 1997. As Chief Investment Officer, Mr. Cardoso is responsible for sourcing new real estate acquisitions and identifying opportunities within the Company's portfolio for asset repositioning or disposition. Mr. Cardoso has a Bachelor of Business Administration in Finance from Iona College and is a member of NAIOP New Jersey and the real estate board of the March of Dimes, New Jersey chapter.

        Nicholas Hilton has served as the Executive Vice President, Leasing since February 2018. Mr. Hilton was a senior vice president at CBRE, where he had been for over 13 years and worked with firms like Mack-Cali, Bentall Kennedy, Royal Bank of Canada, Ernst & Young and The Boston Consulting Group. Mr. Hilton received his Bachelor of Arts in English from Rutgers University.

        Deidre Crockett was appointed Executive Vice President and Chief Administrative Officer for the Company effective January 1, 2020. She joined Mack-Cali in 2012. Mrs. Crockett is responsible for public relations, marketing, human resources, and investor relations. She has also served as the Company's senior vice president of corporate communications and investor relations. Prior to joining Mack-Cali, Mrs. Crockett had her own consultancy firm providing advisory services in the areas of marketing, sales strategies, and leasing to European companies looking to enter the United States.

Certain Relationships and Related Transactions

        Mack Agreement.    In connection with the Company's combination with The Mack Company in December 1997, the Company has entered into an agreement (the "Mack Agreement") with members of the Mack Group. The "Mack Group" includes William L. Mack, Chairman of the Board of Directors, David S. Mack, a former director of the Company, Earle I. Mack, a former director of the Company, and Frederic Mack, a member of the Advisory Board of the Company. Pursuant to the Mack Agreement, members of the Mack Group previously had the right to designate up to three members of the Board of Directors. On August 1, 2019, the Company and members of the Mack Group entered into an amendment to the Mack Agreement, pursuant to which the members of the Mack Group have agreed, effectively immediately, to terminate their rights to designate or nominate any members of the Board under the Mack Agreement.

        Tax Protection Agreements.    Through February 2016, the Company could not dispose of or distribute certain of its properties which were originally contributed by certain unrelated common unitholders of the Operating Partnership, without the express written consent of such common unitholders except in a manner which would not result in recognition of any built-in-gain (which may result in an income tax liability) or which reimbursed the appropriate specific common unitholders for the tax consequences of the recognition of such built-in-gains (collectively, the "Property Lock-Ups"). The aforementioned restrictions did not apply in the event that the Company sold all of its properties or in connection with a sale transaction which the Company's Board of Directors determined was reasonably necessary to satisfy a material monetary default on any unsecured debt, judgment or liability of the Company or to cure any material monetary default on any mortgage secured by a property. The Property Lock-Ups expired in February 2016.

        Upon the expiration of the Property Lock-Ups, the Company is generally required to use commercially reasonable efforts to prevent any sale, transfer or other disposition of the subject properties from resulting in the recognition of built-in gain to the specific common unitholders, which include members of the Mack Group, the Robert Martin Group (which includes Robert F. Weinberg, a former director of the Company and current member of the Company's Advisory Board), and the Cali Group (which includes John R. Cali, a former director of the Company and current member of the Company's Advisory Board). As of December 31, 2019, 27 of the Company's properties, as well as certain land and development projects, including properties classified as held for sale as of December 31, 2019, with an aggregate net book value of approximately $1.9 billion, have lapsed restrictions and are subject to these conditions.

        Acquisitions and Other Transactions.    Certain directors and executive officers of the Company (or members of their immediate families or related trusts) and persons who hold more than 5% of the outstanding shares of Common Stock (or Units in the Operating Partnership) had direct or indirect interests in certain transactions involving the Company, the Operating Partnership or their affiliates in the last fiscal year, as follows:

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  In 2019, William L. Mack, Alan R. Batkin, Frederic Cumenal, Nori Gerardo Lietz and Irvin D. Reid earned deemed stock dividends, calculated based upon the number of deferred stock units owned by each director as of the record date for each quarterly dividend earned in 2019 in the amounts of 723.833, 1,483.77, 1,483.77, 1,483.77, and 4,517.933, respectively, pursuant to the Director's Deferred Compensation Plan, whereby each non-employee director is entitled to defer all or a specified portion of the annual compensation to be paid to such director. See "Compensation of Directors—Directors' Deferred Compensation Plan" below.

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  The adult children of Marshall Tycher, Chairman of Roseland, own minority equity interests in Energy Technology Services, Inc., a vendor to the Company. Additionally, Mr. Tycher's son-in-law is an employee of the vendor. The Company recognized $120,000 in expense for this vendor during the year ended December 31, 2019 and had no accounts payable to this vendor as of December 31, 2019.

        Policies and Procedures.    The Company has a written policy with respect to the review, approval and ratification of related person transactions. This policy applies to any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness), or any series of similar transactions, arrangements or relationships, in which (i) the Company is a participant and (ii) any "related person" (defined as an employee, director, director nominee, an executive officer or someone who owns more than 5% of our common shares, or an immediate family member of any of the foregoing persons, with certain exceptions) has or will have a direct or indirect interest. Under the policy, the Company's General Counsel will determine whether a transaction meets the definition of a related person transaction that will require review by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will review all related person transactions referred to them and, based on the relevant facts and circumstances, will decide whether or not to approve such transactions. Only those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders will be approved. If the Company becomes aware of an existing related person transaction that was not approved under this policy, the matter will be referred to the Nominating and Corporate Governance Committee and it will evaluate all options available, including ratification, amendment or termination of the transaction.

        The Company has determined that, under the policy, the following types of transactions will be deemed to be pre-approved: (i) employment of an executive officer if the related compensation is required to be reported in the Company's proxy statement; (ii) employment of an executive officer if he or she is not an immediate family member of another executive officer or director of the Company, the related compensation would have been reported in the Company's proxy statement if he or she was a "named executive officer" and the Company's Executive Compensation and Option Committee approved (or recommended that the Board approve) such compensation; (iii) compensation paid to a director if the compensation is required to be reported in the Company's proxy statement; (iv) any transaction where the related person's interest arises solely from the ownership of the Common Stock and all holders of the Common Stock received the same benefit on a pro rata basis; (v) any transaction in which the rates or charges incurred are subject to governmental regulation; and (vi) any transaction involving bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

        Under the policy, the General Counsel's determination of whether a transaction meets the definition of a related person transaction is based upon his assessment of the transaction under Item 404 of Regulation S-K without regard to the amounts involved. The Company's policy provides that any related person transaction referred to the Nominating and Corporate Governance Committee for consideration is evaluated based on all of the relevant facts and circumstances available, including (if applicable) but not limited to: (i) the benefits to the Company; (ii) the impact on a director's independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, shareholder or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms of the transaction; and (v) the terms available to unrelated third parties or to employees generally.

        The policy prohibits a director from participating in any review, consideration or approval of any related person transaction with respect to which the director or any of his or her immediate family members is the related person. The policy also provides that the only transactions that may be approved are those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders.

Independence of the Board of Directors

        The Board of Directors has adopted the NYSE's standards for determining the independence of its members and believes that it interprets these requirements conservatively. In applying these standards, the Board of Directors considers commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others, in assessing the independence of directors, and must disclose any basis for determining that a relationship is not material. The Board of Directors has determined that nine of eleven of its current members, namely Alan Batkin, Alan S. Bernikow, Frederic Cumenal, MaryAnne Gilmartin, Nori Gerardo Lietz, Lisa Myers, Laura Pomerantz, Irvin D. Reid, and Rebecca Robertson are independent directors within the meaning of such NYSE independence standards in terms of independence from management. Additionally, the Board of Directors has determined that, if elected to the Board of Directors at the Annual Meeting, each of Z. Jamie Behar, Michael Berman, Howard Roth, Gail Steinel, and Lee Wielansky will be an independent director, such that if all of the Board of Directors' eleven director nominees are elected at the Annual Meeting, ten of the eleven directors will be independent. In making this determination, the Board of Directors did not exclude from consideration as immaterial any relationship potentially compromising the independence of any of the above directors or director nominees.

Environmental, Social and Governance ("ESG") Achievements and Initiatives

        The Company is dedicated to responsible environmental, social and community stewardship as an essential part of our mission to build a successful business and to shape the communities we serve throughout our portfolio, in addition to our workplace community. Below are some highlights of our commitment to ESG principles.

Environmental

        The Board of Directors believes that continued growth of stockholder value in a socially responsible manner is consistent with the Company's overall strategy to continue to enhance the Company's reputation as a property manager of choice and promotes an environmental strategy that supports "green" building initiatives. The Environmental Protection Agency (the "EPA") encourages companies to reduce greenhouse gas emissions and conserve energy through what is now a voluntary program, Energy Star. The Company has been an Energy Star partner since the inception of the program in 1999. As such, the Company is required to, among other things, further track and benchmark its energy performance and broaden its plan to reduce energy intensity across its properties by following the energy management strategy available through Energy Star. We also have engaged Logical Buildings, a smart building software and solutions company, to maximize sustainability efforts across our residential portfolio. In addition, we have undertaken a number of green initiatives that not only conserve energy and reduce waste, but also offer our tenants cost-effective incentives to promote sustainability efforts throughout our portfolio, including the following:

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  Energy Efficiency Efforts.  Since 1999, we have maintained a Corporate Energy Group ("CEG") that has guided us in matters related to minimizing energy utilization rates through the strategic procurement of energy supplies and reduction of energy consumption through a variety of operating system practice improvements and efficiency upgrade capital applications. More recently, the CEG's energy usage reduction efforts have improved our same-store, occupancy grossed-up, electric, and gas portfolio Energy Utilization Index ("EUI") over the past two years by approximately 4% and reduced our carbon footprint over the last four years by over 5%. We have undertaken numerous projects to increase energy efficiency in heating and cooling the properties in our portfolio. As part of these efforts, we are continually improving the insulation in our buildings, utilizing energy efficient windows and doors, and refurbishing and replacing HVAC systems with more energy efficient systems. Additionally, in order to better identify energy efficiency projects that would have the greatest impact, we have begun to roll out new technology that allows for a comprehensive energy assessment of each building at our properties, including a 35 kWh cogeneration system at RiverHouse 11 at Port Imperial property in Weehawken, New Jersey that utilizes a gas boiler system which recycles waste engine heat for hot water production.

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  LED Lighting Upgrade.  In order to reduce energy consumption throughout our office and multi-family residential properties, we have focused on replacing outdated lighting technology with efficient LED lighting technology and smart lighting control systems in parking lots, common areas, and elevators. New properties are designed with this reduced energy consumption criteria in mind where applicable, and many of our existing properties are in the process of being converted from incandescent or fluorescent lighting to high efficiency LED. Our corporate office is equipped with automatic occupancy sensors and LED lighting to limit consumption and reduce our carbon footprint.

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  Building Automation Systems.  We are implementing building automation systems across our portfolio that are augmented by a wireless supervisory monitoring and notification system that helps maximum building efficiency.

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  Waste Reduction.  In order to reduce waste, we are encouraging departments to sign up for electronic/paperless billing whenever available, and requesting vendors to send contracts and invoices electronically. We also encourage staff to recycle, reuse and rethink their use of resources.

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  Water Conservation.  We are renovating all restroom facilities across our entire portfolio to install sinks and toilets with sensors and low volume toilets to reduce water consumption.

Social

        We seek to foster a workplace where our employees are treated fairly and are highly motivated to succeed by:

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  promoting wellness initiatives, educational programs and leadership training;

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  providing anti-bullying and anti-harassment policies and training;

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  offering tuition reimbursement for certain education costs for employees who have been with the Company for at least one year;

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  embracing diversity with a commitment to providing equal employment opportunities for training, compensation, transfer, promotion and other aspects of employment for all qualified applicants and employees without regard to sex, race, color, religion, ethnicity, national origin, age, disability, sexual orientation, gender identity or gender expression and

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  offering 8-week paid summer internships for rising college seniors and high school students from the Jersey City area to further foster our relationships within the local community.

        In addition, whether through time, effort or monetary donations, we are committed to nourishing the betterment of the communities we serve, and our employees play active roles in numerous charitable organizations. To encourage and support our employees' philanthropy, we host an annual charity day and provide paid-time off for our employees attending charity events. As a company, we have regularly supported the following philanthropic causes:

Governance Matters

        We are dedicated to maintaining a high standard for corporate governance predicated on integrity, ethics, diversity and transparency. Our commitment to diversity is apparent by our Board composition, of our current nine independent directors and proposed slate of directors for election at the Annual Meeting, one is African American and five are female. Additionally, as part of our efforts to minimize environmental and social risks, we established an environmental, societal and governance management committee consisting of executive officers and employees to help lead the effort in identifying and implementing policies that will improve our environmental, social and community stewardship and workplace environment.

        Our Board of Directors remains committed to the highest standard for corporate governance. In 2018, in response to stockholder feedback solicited as part of our stockholder outreach efforts, we amended our bylaws to improve our corporate governance policies and procedures. Our amended and restated bylaws now generally allow stockholders to propose amendments to the bylaws for approval by the stockholders. Our bylaws also provide for majority voting in the election of directors, whereby each director nominee that is not elected by a majority of the votes cast in an uncontested election of directors is now required to tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. Additionally, since January 1, 2019, we have engaged in significant stockholder outreach efforts, including our management team attending six investor conferences, the Company hosting an investor day which was attended by 60 institutional investors, and members of management and the Board of Directors soliciting feedback from over 100 institutional investors. As a result of this stockholder outreach, in 2019 William L. Mack and certain of his affiliates agreed to terminate their rights to designate or nominate any members of the Board of Directors, and we amended our charter to opt out of Maryland's unsolicited takeover statute, which permits the Board of Directors to re-classify itself without a stockholder vote. Our stockholder outreach has continued into 2020 and is ongoing.

        During 2019, the entire Board of Directors met six times and once acted by unanimous written consent. In 2019, no director attended fewer than 75% of the total number of meetings of the Board of Directors and all committees of the Board of Directors on which he or she served. The Company does not have a formal policy regarding attendance by members of the Board of Directors at the annual meetings of stockholders, but the Company strongly encourages all members of the Board of Directors to attend its annual meetings and expects such attendance except in the event of exigent circumstances. All of the members of the Board of Directors at the time of the 2019 annual meeting of stockholders (the "2019 Annual Meeting") were in attendance at the 2019 Annual Meeting.

        Currently, the Company has separated the roles of Chief Executive Officer and Chairman of the Board. The Company believes that at this time the separation of these roles permits the Chairman of the Board to focus on oversight of the Company's long-term corporate development goals while the Chief Executive Officer focuses on the strategic direction of the Company and oversees the day to day performance of the other executive officers in executing the Company's business plan. In addition, in March 2014, the Board of Directors appointed Alan S. Bernikow as its Lead Independent Director. The Lead Independent Director acts as a liaison between the Chairman of the Board and the independent directors and advises the Chairman of the Board with respect to the quality, quantity and timeliness of the flow of information from management as necessary for the independent directors to perform their duties effectively and responsibly, including requesting that certain material be included in materials prepared for the Board of Directors, approving agendas for meetings of the Board of Directors, and ensuring that there is sufficient time for discussion of all agenda items at meetings of the Board of Directors. Stockholders may contact the Lead Independent Director as further described below under the heading "Stockholder Communications," and if requested by significant stockholders, the Lead Independent Director shall be available for consultation. The Board of Directors believes that its Lead Independent Director structure, including the duties and responsibilities described above, provides the same independent leadership, oversight, and benefits for the Company and the Board of Directors that would be provided by an independent Chairman of the Board.

        The Lead Independent Director also presides at all meetings of the Board of Directors at which the Chairman of the Board is not present and all Executive Sessions of the Board of Directors consisting only of non-management directors. Such Executive Sessions are held at least once per year, periodically as determined by the non-management directors, and typically occur immediately following the regularly scheduled quarterly meetings of the Board of Directors, or at any other time and place as the Lead Independent Director or non-management directors may determine. Interested parties may submit matters for consideration to the non-management directors by utilizing the procedures identified under "Stockholder Communications" in this Proxy Statement. During 2019, the non-management directors met in Executive Session four times.

        Pursuant to authority vested in the Audit Committee of the Board of Directors pursuant to its charter, the Audit Committee is responsible for overseeing the Company's financial risk exposure and the Company's risk assessment and risk management policies and procedures. The Audit Committee discharges its risk oversight responsibilities as part of its quarterly reviews of the Company's quarterly and annual financial statements by discussing with management, the Company's independent auditors and outside legal counsel the Company's risk profile, its financial risk exposure and its risk mitigation policies and procedures. In addition, the Executive Compensation and Option Committee, in consultation with the independent compensation consultant to the Executive Compensation and Option Committee, conducts an annual risk assessment of the Company's compensation programs as described under "Compensation Risk Assessment" in this Proxy Statement. The Company does not believe that the performance of these oversight functions by these committees has any effect on the leadership structure of the Board of Directors.

        The Board of Directors has adopted equity ownership guidelines that require each non-employee director to own an aggregate amount of Common Stock, units of limited partnership interest of Mack-Cali Realty, L.P. redeemable for shares of Common Stock or units under the Company's Deferred Compensation Plan for Directors equal in value to five times the annual cash retainer paid to directors, currently $325,000. Such ownership level must be achieved by the three-year anniversary of the date the director was elected to the Board of Directors. As of December 31, 2019, all directors of the Company were in compliance with the equity ownership guidelines for directors, including Mr. Batkin, Mr. Cumenal, Ms. Gilmartin, Ms. Gerardo Lietz, Ms. Myers and Ms. Pomerantz, each of whom qualifies on the basis of being within the three year transition period from his or her initial appointment to the Board of Directors in 2019.

        In March 2012, the Board of Directors, on the recommendation of its Nominating and Corporate Governance Committee, adopted a retirement policy for directors. Pursuant to this policy, the Company's Corporate Governance Principles provide that a director may neither stand nor be nominated for re-election to the Board of Directors after attaining the age of 80.

        The Board of Directors proactively considers the overall size and composition of the Board of Directors and reviews and monitors management development and succession planning activities. The Chief Executive Officer regularly presents management's perspective on business objectives and discusses their perspective on the Company's deep pool of talented employees and succession planning for the Company.

        The Board of Directors also has adopted a policy that provides that executive officers, employees, and directors may not acquire securities issued by the Company or any of its affiliates using borrowed funds, may not use margin in respect of securities issued by the Company or any of its affiliates, may not pledge securities issued by the Company or any of its affiliates as collateral, and may not engage in hedging or other transactions with respect to their ownership of securities issued by the Company or its affiliates, each of which the Board of Directors believes would be inconsistent with the purposes and intent of the stock ownership guidelines applicable to directors and the Chief Executive Officer.

        In accordance with Rule 10A-3 of the Exchange Act, the Audit Committee provides for employees to contact the audit committee in writing or by telephone, on a confidential, anonymous basis, to submit concerns regarding questionable accounting or auditing matters, and the Audit Committee has policies and procedures, subject to the Company's internal controls, for the retention, and treatment of complaints.

Meetings of Committees of the Board of Directors

        The Board of Directors has three standing committees: the Audit Committee, the Executive Compensation and Option Committee, and the Nominating and Corporate Governance Committee.

        Audit Committee.    The Company has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of Alan S. Bernikow, chairman, Alan R. Batkin, Frederic Cumenal, MaryAnne Gilmartin, and Nori Gerardo Lietz. The Audit Committee authorizes and approves the engagement of the Company's independent registered public accountants, reviews with the Company's independent registered public accountants the scope and results of the audit engagement, approves or establishes pre-approval policies for all professional audit and permissible non-audit services provided by the Company's independent registered public accountants, considers the range of audit and non-audit fees, and reviews the adequacy of the Company's internal control over financial reporting, disclosure controls and procedures and internal audit function. The Audit Committee also assists the Board of Directors in overseeing (1) the integrity of the Company's financial statements, (2) the Company's compliance with legal and regulatory requirements, (3) the quarterly evaluation of the performance of the internal audit functions performed by the Company's internal auditors, (4) the Company's independent registered public accounting firm's qualifications and independence, and (5) the performance of the Company's independent registered public accountants. See "Report of the Audit Committee of the Board of Directors" below. The Board of Directors has determined that each of the members of the Audit Committee is an "independent" director within the meaning of the NYSE Independence Standards and Rule 10A-3 promulgated by the SEC under the Exchange Act. The Board of Directors also has determined that each of Alan R. Batkin, Alan S. Bernikow, Frederic Cumenal, MaryAnne Gilmartin, and Nori Gerardo Lietz satisfies applicable financial literacy standards of the NYSE, and that Alan S. Bernikow qualifies as an Audit Committee Financial Expert under applicable SEC Rules. The Audit Committee met four times during 2019.

        Executive Compensation and Option Committee.    The Executive Compensation and Option Committee (the "Compensation Committee") consists of Lisa Myers, chairman, Irvin D. Reid, Laura

Pomerantz and Rebecca Robertson. The Compensation Committee is responsible for implementing the Company's compensation philosophies and objectives, establishing remuneration levels for executive officers of the Company and implementing the Company's incentive programs, including the Company's stock option and incentive plans. The Board of Directors has determined that each of the members of the Compensation Committee is an "independent" director within the meaning of the NYSE Independence Standards, Rule 10C-1 promulgated by the SEC under the Exchange Act, and meets the "outside director" requirements of Section 162(m) of the Internal Revenue Code, as amended (the "Code"), and is a "non-employee" director under Rule 16b-3 under Section 16 of the Exchange Act. The Compensation Committee met five times in 2019 and acted by unanimous written consent two times.

        Pursuant to its charter, the primary purposes of the Compensation Committee are (i) to assist the Board of Directors in discharging its responsibilities in respect of compensation of the Company's executive officers; and (ii) to review and administer the Company's compensation and benefit programs. In addition, pursuant to its charter, the Compensation Committee is responsible for establishing and reviewing annual and long term corporate goals and objectives relevant to compensation of the Company's executive officers in light of performance goals and objectives. The Compensation Committee has sole authority to determine and approve the compensation levels of the executive officers. Except for the delegation of authority to the Chief Executive Officer to grant certain de minimis equity compensation awards to non-executive employees of the Company, the Compensation Committee has not delegated, and does not delegate, any of its responsibilities to any other person. The manner in which the committee discharges its responsibilities is described under the heading "Compensation Discussion and Analysis" below.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee consists of Irvin D. Reid, chairman, Alan S. Bernikow, and Rebecca Robertson. The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is an "independent" director within the meaning of the NYSE Independence Standards. The Nominating and Corporate Governance Committee met four times in 2019.

        The Nominating and Corporate Governance Committee identifies individuals qualified to become members of the Board of Directors and recommends to the Board of Directors the slate of directors to be nominated at the Annual Meeting. The Nominating and Corporate Governance Committee considers recommendations for nominees for directorships submitted by stockholders, provided that the Nominating and Corporate Governance Committee will not entertain stockholder nominations from stockholders who do not meet the eligibility criteria for submission of stockholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act. Stockholders may submit written recommendations for Nominating and Corporate Governance Committee appointments or recommendations for nominees to the Board of Directors, together with appropriate biographical information and qualifications of such nominees, to the Company's General Counsel following the same procedures as described in "Stockholder Communications" in this Proxy Statement. In order for the Nominating and Corporate Governance Committee to consider a nominee for directorship submitted by a stockholder, such recommendation must be received by the General Counsel by the time period set forth in the Company's most recent proxy statement for the submission of stockholder proposals under SEC Rule 14a-8 of Regulation 14A under the Exchange Act. The General Counsel then delivers any such communications to the Chairman of the Nominating and Corporate Governance Committee.

        The Nominating and Corporate Governance Committee analyzes, on an annual basis, Board member skills and attributes, and recommends to the Board of Directors appropriate individuals for nomination as Board members. Based on the Company's strategic plan, the Nominating and Corporate Governance Committee has developed a skills matrix to assist it in considering the appropriate balance of experience, skills and attributes required of a director and to be represented on the Board as a whole. The skills matrix is periodically reviewed and updated by the Nominating and Corporate

Governance Committee. The Nominating and Corporate Governance Committee evaluates potential Board candidates against the skills matrix.

        The skills matrix has two sections—a list of core criteria that every member of the Board should meet and a list of skills and attributes desired to be represented collectively on the Board. The skills matrix reflects the following core director criteria that should be satisfied by each director or nominee:

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  Service on no more than six other public company boards;

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  High integrity and ethical standards;

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  Standing and reputation in the individual's field;

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  Risk oversight ability with respect to the particular skills of the individual director;

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  Understanding of and experience with complex public companies or like organizations; and

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  Ability to work collegially and collaboratively with other directors and management.

        The skills matrix reflects the following skills and attributes desired to be represented collectively on the Board as a whole:

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  Independence under the Company's Standards for Director Independence and NYSE listing requirements, subject to waiver based on the Nominating and Corporate Governance Committee's business judgment;

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  Corporate governance expertise;

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  Financial expertise;

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  Commercial real estate industry expertise;

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  Diversity;

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  Legal expertise;

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  Capital markets expertise;

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  Political/land use/environmental policy expertise; and

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  Technology/business process expertise.

        Our Nominating and Corporate Governance Committee strives to maintain a balance of tenure on the Board of Directors. Long-serving directors bring valuable experience with our company and familiarity with the challenges it has faced over the years, while newer directors bring fresh perspective and new ideas.

        Although the Nominating and Corporate Governance Committee does not have a formal diversity policy, it endeavors to comprise the Board of Directors and its committees of members with a broad mix of professional and personal backgrounds. Thus, the Nominating and Corporate Governance Committee accords some weight to the individual professional background and experience of each director. Further, in considering nominations, the Nominating and Corporate Governance Committee takes into account how a candidate's professional background would fit into the mix of experiences represented by the then-current Board of Directors. When evaluating a nominee's overall qualifications, the Nominating and Corporate Governance Committee does not assign specific weights to particular criteria, and no particular criterion is necessarily required of all prospective nominees. In addition to the aforementioned criteria, when evaluating a director for re-nomination to the Board of Directors, the Nominating and Corporate Governance Committee also considers the director's history of attendance at board and committee meetings, the director's preparation for and participation in such meetings, and the director's tenure as a member of the Board of Directors.

Available Information

        The Board of Directors has adopted written charters for the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The Company makes available free of charge on or through its internet website items related to corporate governance matters, including, among other things, the Company's corporate governance principles, charters of the various committees of the Board of Directors, and the Company's code of business conduct and ethics applicable to all employees, officers and directors. The Company's internet website is www.mack-cali.com. The Company intends to disclose on its internet website any amendments to or waivers from its code of business conduct and ethics as well as any amendments to its corporate governance principles or the charters of the various committees of the Board of Directors. Any stockholder also may obtain copies of these documents, free of charge, by sending a request in writing to: Mack-Cali Realty Corporation, Investor Relations Department, Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311.

Stockholder Communications

        Our Board of Directors casts a wide net for input to inform its decision making. As part of these efforts, the Board values input from stockholders, who both represent a broad range of views and have a financial interest in the strength of the Company. The Company thus maintains a variety of mechanisms to enable this input and facilitate written communications from our stockholders to the Board of Directors, its committees or its members. All stockholder communications must (i) be addressed to the General Counsel of the Company, Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311 or at the General Counsel's internet e-mail address at generalcounsel@mack-cali.com; (ii) be in writing either in print or electronic format; (iii) be signed by the stockholder sending the communication; (iv) indicate whether the communication is intended for a specific director(s), the entire Board of Directors, the Nominating and Corporate Governance Committee, the Lead Independent Director, or all non-management directors; (v) if the communication relates to a stockholder proposal or director nominee, identify the number of shares held by the stockholder, the length of time such shares have been held, and the stockholder's intention to hold or dispose of such shares, provided that the Board of Directors and the Nominating and Corporate Governance Committee will not entertain stockholder proposals or stockholder nominations from stockholders who do not meet the eligibility and procedural criteria for submission of shareholder proposals under either SEC Rule 14a-8 of Regulation 14A under the Exchange Act or the advanced notice provisions of our bylaws; and (vi) if the communication relates to a director nominee being recommended by the stockholder, must include appropriate biographical information of the candidate. See "Submission of Stockholder Proposals."

        Upon receipt of a stockholder communication that is compliant with the requirements identified above, the General Counsel promptly delivers such communication to the appropriate board or committee member(s) identified by the stockholder as the intended recipient of such communication by forwarding the communication to either the Chairman of the Board of Directors with a copy to the Chief Executive Officer, the Chairman of the Nominating and Corporate Governance Committee, or the Lead Independent Director or all non-management directors, as the case may be.

        The General Counsel may, in his sole discretion and acting in good faith, provide copies of any such stockholder communication to any one or more directors and executive officers of the Company, except that in processing any stockholder communication addressed to the Lead Independent Director or the Executive Sessions of non-management directors, the General Counsel may not copy any member of management in forwarding such communication to the Lead Independent Director.

Ability to Amend Bylaws

        On March 14, 2018, the Board of Directors adopted the Second Amended and Restated Bylaws of the Company, as further amended on April 30, 2018, which amend the Company's previous bylaws to generally allow a stockholder to propose amendments to the Company's bylaws for approval by the stockholders at an annual or special meeting of the stockholders. Amendments to the Company's bylaws must be submitted in compliance with the Company's policies and procedures for stockholder communications, and are subject to approval by the stockholders by the affirmative vote of a majority of all votes entitled to be cast by the stockholders on the matter. See "Stockholder Communications" and "Submission of Stockholder Proposals."

Policies Relating to the Election of Directors

        Elections of the Board of Directors are conducted in accordance with the Company's charter, bylaws and the laws of the state of Maryland, which provide that directors are to be elected at a meeting of the Company's stockholders by a majority of the votes cast in an uncontested election and by a plurality of votes cast in a contested election. Under the Company's bylaws and Corporate Governance Principles, if in any uncontested election of directors a director nominee does not receive a majority of votes cast "for" his or her election, such director nominee must promptly tender his or her resignation for consideration by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will then promptly evaluate all relevant factors relating to the election results, including, but not limited to: (i) the underlying reasons why a majority of affirmative votes was not received (if ascertainable); (ii) the director's background, experience and qualifications; (iii) the director's length of service on the Board of Directors and contributions to the Company; and (iv) whether the director's service on the Board of Directors is consistent with applicable regulatory requirements, listing standards, the Company's Corporate Governance Principles and the corporate governance guidelines of independent voting advisory services such as Institutional Shareholder Services.

        Subject to any applicable legal or regulatory requirements, the Nominating and Corporate Governance Committee will, within ninety days from the date of the stockholder vote, decide whether to accept the resignation, reject the resignation or, if appropriate, conditionally reject the resignation and retain the director in office only if the underlying causes of the votes cast "against" the director can be promptly and completely cured. A full explanation of the Nominating and Corporate Governance Committee's decision will be promptly publicly disclosed in a periodic or current report filed with the SEC. Any director who tenders his or her resignation pursuant to this principle and any non-independent director will not participate in the deliberations and decisions made hereunder. In addition, a director must tender his or her resignation for consideration by the Nominating and Corporate Governance Committee if such director's principal occupation or business association changes substantially during his or her tenure as a director.

        Bow Street has nominated eight persons, including four individuals currently serving on the Board of Directors, for election to the Board of Directors at the Annual Meeting in opposition to the nominees recommended by our Board of Directors. As a result, the election of directors at the Annual Meeting will be a contested election, in which directors will be elected by a plurality of votes cast.

Report of the Audit Committee of the Board of Directors

        The Audit Committee of the Board of Directors, on behalf of the Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the Company's financial accounting and reporting process, selection of critical accounting policies, system of internal control, internal audit function, audit process for monitoring compliance with laws and regulations and the Company's standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its charter.

        The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process, including its system of internal control over financial reporting. The Company's independent registered public accountants, PricewaterhouseCoopers LLP, are responsible for expressing opinions on the conformity of the Company's 2019 audited financial statements to accounting principles generally accepted in the United States of America and the effectiveness of the Company's internal control over financial reporting as of December 31, 2019. The Audit Committee discussed with the Company's independent registered public accountants the overall scope and plans for its audits. The Audit Committee met with the Company's independent registered public accountants, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal control over financial reporting, and the overall quality of the Company's financial reporting.

        In this context, the Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed the fiscal 2019 audited financial statements with the Company's management, including the quality, not just the acceptability, of the Company's accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements;

  2.
  The Audit Committee has discussed with the Company's independent registered public accountants the matters required to be discussed by the statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board;

  3.
  The Audit Committee has received the written disclosures and the letter from the Company's independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant's communications with the Audit Committee concerning independence, and has discussed with the Company's independent registered public accountants the independent registered public accountants' independence from management and the Company; and

  4.
  Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC.

        The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein. Each of the members of the Audit Committee is independent as defined under the standards of the NYSE and the SEC, and meets all other requirements of such exchange and of such rules of the SEC.

AUDIT COMMITTEE Alan S. Bernikow, Chairman Alan R. Batkin Frederic Cumenal MaryAnne Gilmartin Nori Gerardo Lietz

COMPENSATION DISCUSSION AND ANALYSIS

Our Company

        One of the country's leading Real Estate Investment Trusts (REITs), Mack-Cali Realty Corporation is an owner, manager and developer of premier office and luxury multifamily properties in select waterfront and transit-oriented markets throughout New Jersey. Mack-Cali is headquartered in Jersey City, New Jersey, and is the visionary behind the city's flourishing waterfront, where the company is leading development, improvement and place-making initiatives for Harborside, a master-planned destination comprised of class A offices, luxury apartments, diverse retail and restaurants, and public spaces.

        A fully-integrated and self-managed company, Mack-Cali has provided world-class management, leasing, and development services throughout New Jersey and the surrounding region for two decades. By regularly investing in its properties and innovative lifestyle amenity packages, Mack-Cali creates environments that empower tenants and residents to reimagine the way they work and live.

Our Named Executive Officers

        In accordance with SEC rules, we provide enhanced disclosure of certain compensation arrangements with our "named executive officers," which are defined by SEC rules to include our chief executive officer, Michael J. DeMarco, our chief financial officer, David J. Smetana, and our next three most highly compensated executive officers as of the end of our 2019 fiscal year, Marshall B. Tycher, Ricardo Cardoso and Gary T. Wagner.

Our Strategic Transformation

        The Company is continuing to pursue a comprehensive strategic initiative that was developed by Mr. DeMarco after he joined the Company in 2015 (the "Strategic Plan") which includes the following strategic objectives:

  •
  Diversify a portion of the Company's real estate assets from almost exclusively commercial office properties to a mix of commercial office properties and multi-family residential properties;

  •
  Exit non-core assets;

  •
  Develop and acquire multi-family residential properties in core areas for the Company, including but not limited to the New Jersey waterfront area; and

  •
  Reduce expenses.

        The Company's Strategic Plan represents a major step in the transformation of the Company's portfolio. The Company believes that the opportunity to invest in multi-family development properties at higher returns on cost will position the Company to potentially produce higher levels of net operating income than if the Company were to purchase only stabilized multi-family properties at market returns. However, the Company anticipates that income from its multi-family properties will increase over time as its development projects underway are placed in service. The Company continued to implement the Strategic Plan throughout 2019.

2019 Business Highlights

        During 2019, the Company continued its further progress toward the strategic objectives set forth in the Strategic Plan. Specifically, the Company executed on the following key accomplishments:

  •
  Completed the sale of 64 non-core office properties, four multi-family rental properties and four developable land properties in New Jersey, Massachusetts and New York for net sales proceeds of approximately $1.1 billion;

  •
  Repaid all $675 million of outstanding borrowings under the Company's term loans;

  •
  Acquired Soho Lofts and Liberty Towers, key Jersey City multi-family assets;

  •
  Continued the development of the Company's core assets, with 6,896 operating residential units and hotel rooms, 1,942 residential units and hotel rooms in construction, and 5,957 residential developable units along the waterfront at December 31, 2019; and

  •
  Continued to reduce expenses in 2019 by reducing headcount and consolidating our Parsippany, New Jersey operations into our Jersey City, New Jersey headquarters to streamline efficiency.

Stockholder Say-on-Pay Advisory Vote

        In 2019, we sought a stockholder say-on-pay advisory vote regarding executive compensation, and approximately 98.4% of the votes cast were in favor of our executive compensation. The Compensation Committee viewed this 98.4% stockholder approval as being strongly supportive of the actions undertaken by the Compensation Committee in 2017, 2018 and 2019. The Compensation Committee believes its compensation actions in 2019 aligned the Company's executive compensation plans with stockholder expectations. We currently intend to continue to seek an annual stockholder say-on-pay advisory vote regarding executive compensation.

Executive Compensation Objectives	• Attracting, motivating and retaining key talent;

•

Tying compensation to the achievement of key short- and long-term objectives, including the Company's Core FFO per share, Core Adjusted FFO per share, and specific strategic performance goals, in the case of the annual cash incentive program, and absolute and relative total shareholder return ("TSR"), in the case of the long-term incentive program; and

• Aligning management's interests with those of stockholders.
Factors Guiding Compensation Decisions	• Performance against pre-established short- and long-term objectives aligned with the Strategic Plan;
• Stockholder feedback;
• General market pay and governance practices; and
• Mitigating compensation risk.
Summary of 2019 Compensation Program for Mr. DeMarco, our Chief Executive Officer

•

No increase in base salary for 2019;

•

Total compensation opportunities targeted at levels that are generally comparable to target total compensation levels for the chief executive officer of the Peer Group REITs (as defined below in the Compensation Discussion and Analysis under the heading "Process for Determining Compensation");

•

Eighty percent (80%) of the annual cash incentive plan award based on pre-determined financial performance objectives, which align compensation with key annual financial metrics (e.g., Core FFO and Core Adjusted FFO), and the remaining twenty percent (20%) based on certain non-financial strategic goals approved by the Compensation Committee;

•

Seventy-five percent (75%) of target long-term equity incentive awards allocated to performance-based long-term incentive plan ("LTIP") Units, granted under a multi-year, outperformance plan (the "2019 OPP"), under which the full awards will only be earned if, over the three-year performance period, the Company achieves a thirty-six percent (36%) absolute TSR and if the Company is at or above the 75th percentile of TSR versus a peer group comprised of the equity office REITs in the NAREIT Equity Office Index. Fifty percent (50%) of awards earned based on performance are subject to an additional two-year ratable service-vesting period;

• Twenty-five percent (25%) of target long-term equity incentive awards allocated to time-based LTIP Units that cliff-vest at the end of three years; and

•

In connection with the execution of a new employment agreement, a special award of 625,000 performance-based, "appreciation only" LTIP Units ("Class AO LTIP Units"). Class AO LTIP Units are similar to stock options in that they only have value to the extent the stock price appreciates above the grant price. In addition, certain stock price hurdles beginning at 16.5% above the grant price must be achieved for thirty consecutive trading days within four years of the grant for the special Class AO LTIP Units to vest.

        The Compensation Committee believes that the Company's overall executive compensation program incorporates many compensation elements that are considered best practices, including:

  •
  All of the Company's equity compensation plans prohibit the repricing of underwater options and do not contain any evergreen features;

  •
  No current equity compensation agreements or awards for any executive officers provide for tax gross-up payments;

  •
  Executive perquisites are limited to vehicle allowances in de minimis amounts;

  •
  There are no minimum or guaranteed bonus or cash incentive plan amounts for any executive officers;

  •
  All severance arrangements with the Company's current executive officers pursuant to their respective employment or LTIP Unit award agreements, as applicable, provide reasonable severance benefits, and require a double-trigger for payouts of severance and acceleration of equity in the event of a change of control;

  •
  Employees, officers and directors are prohibited from engaging in any margin, hedging, or pledging activities in respect of the Company's securities; and

  •
  Equity ownership guidelines for the Chief Executive Officer require that he owns at least 250,000 equity securities of the Company, which he currently satisfies.

        In addition, the Compensation Committee and the Board of Directors have committed to adopt, promptly upon effectiveness of final SEC and NYSE rules under Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act"), a clawback policy for executive officers.

Realizable Pay

        The majority of our Chief Executive Officer's compensation opportunity is "at risk," with annual cash incentives tied to financial and strategic performance goals, and vesting of seventy-five percent (75%) of annual long-term incentive awards subject to achievement of absolute and relative TSR hurdles. With respect to all of the long-term incentive awards, including the twenty-five percent (25%) of annual long-term incentive awards that are time-based, the ultimate value of any earned shares depends on the Company's absolute TSR. Lastly, the special Class AO LTIP Unit award will not be earned unless challenging stock price hurdles are achieved for thirty consecutive trading days.

        Our pay-for-performance philosophy can be illustrated by comparing total compensation (as disclosed in the "Summary Compensation Table" in the "Executive Compensation" section below) to "realizable" compensation, which after taking into account actual performance demonstrates alignment of pay and performance. "Realizable" compensation for 2019 included base salary, earned annual cash incentives for 2019 performance, and the value of equity granted in 2019 as of December 31, 2019, with the number of equity awards based on performance as of that date against goals for performance-based equity awards.

        As discussed in more detail below, the Company met or exceeded each of the financial and strategic objectives for the 2019 annual cash incentive plan, which resulted in earned bonuses between target and maximum levels. However, our absolute and relative TSR as of December 31, 2019 were below threshold goals for the performance-based LTIPs granted in 2019 such that if the performance period for the 2019 grants had ended on December 31, 2019, none of the performance-based LTIPs would have vested. Although our absolute TSR was below the threshold required for the performance-based LTIPs to be earned, our absolute TSR (i.e., share price appreciation plus dividends, assuming reinvestment) was positive such that the value at December 31, 2019 of the time-based LTIPs granted in 2019 was greater than their grant-date fair value. In addition, our stock price was below the price-vesting hurdles for the special Class AO LTIPs such that none of these awards would have been earned at December 31, 2019.

        Overall, as of December 31, 2019, "realizable" pay for our Chief Executive Officer was approximately thirty-nine percent (39%) of the value of total compensation disclosed in the Summary Compensation Table. The table below compares the values of each element of our Chief Executive Officer's compensation for 2019 (as reported in the Summary Compensation Table) to the realizable values for each such element of compensation, as of December 31, 2019.

 Chief Executive Officer
2019 Realizable Pay

Form of Compensation	Summary Compensation Table Value		"Realizable" Compensation Value as of 12/31/19
Base Salary	$800,000		$800,000
Annual Cash Incentive Plan Award	$1,680,000		$1,680,000
Annual Long-Term Incentive Plan Awards:
Performance-Based LTIPs	$2,999,995	(1)	$0	(2)
Time-Based LTIPs	$1,000,000	(1)	$1,061,702	(2)
Class AO LTIPs	$2,487,500	(1)	$0	(2)
TOTAL:	$8,967,501		$3,541,702

(1)
Amounts are the grant date fair value of equity awards calculated in accordance with Accounting Standards Codification ("ASC") Topic 718 ("ASC 718").

(2)
Amounts calculated based on an equity value of $23.13 as of December 31, 2019, the closing price of the Common Stock as reported on the NYSE on December 31, 2019.

Compensation Consultant

        Role of the Compensation Consultant.    In 2019, the Compensation Committee retained FW Cook as its independent compensation consultant (the "Compensation Consultant") to assist with structuring the Company's various compensation programs and determining appropriate levels of salary, annual cash incentive plan and other compensatory awards payable to the Company's executive officers and key employees. In 2019, FW Cook assisted on all relevant matters, including assisting with respect to: (i) assessing the Company's and management's performance relative to the Peer Group REITs; (ii) market ranges for salaries, annual cash incentive and long-term incentive compensation opportunities; (iii) compensation and governance practices relative to ISS and Glass Lewis policy guidelines; and (iv) structuring annual and long-term incentive compensation plans for management.

        Determination of Compensation Consultant's Objectivity.    The Compensation Committee recognizes that it is essential to receive objective advice from its outside compensation consultant. FW Cook was engaged by the Compensation Committee to act as an independent outside consultant to the Compensation Committee. The Compensation Committee closely examines the safeguards and steps that FW Cook takes to ensure that its executive compensation consulting services are objective. The Compensation Committee takes into consideration that:

  •
  The Compensation Committee hired and has the authority to terminate the engagement of its consultants for executive compensation related services;

  •
  The compensation consultant is engaged by and reports directly to the Compensation Committee for all executive compensation services; and

  •
  The compensation consultant has direct access to members of the Compensation Committee during and between meetings.

        FW Cook performed only executive, board and other compensation-related services for the Compensation Committee, and did not perform, directly or indirectly through an affiliate, any other services for the Company in 2019. Based on a consideration of factors deemed relevant to the Compensation Committee regarding FW Cook, including without limitation the independence factors specified in Section 303A.05 of the NYSE Listed Company Manual, including the nature of the services provided, the amount of the compensation consultant's fees, its policies and procedures to prevent conflicts of interest, its business or personal relationships with our directors and executive officers, and its stock ownership in us, the Compensation Committee concluded that FW Cook is independent and that the work that they perform for the Compensation Committee has not raised any conflict of interest.

Process for Determining Compensation

        For its competitive analysis to assist the Committee in developing pay opportunities for 2019, FW Cook used a peer group consisting of the following fourteen office and diversified REITs: Brandywine Realty Trust, Columbia Property Trust, Corporate Office Properties Trust, Inc., Cousins Properties, Douglas Emmett, Inc., Empire State Realty Trust, Equity Commonwealth, Gramercy Property Trust, Highwoods Properties, Inc., Hudson Pacific Properties, Lexington Realty Trust, Paramount Group, Inc., Piedmont Office Realty Trust, and Washington REIT (collectively, the "Peer Group REITs"). The Compensation Committee used this analysis to evaluate the competitiveness of base salary, target annual cash incentive plan award, equity awards and target total compensation opportunities for the named executive officers, including the assessment of individual components of compensation. The Compensation Committee did not target a specific percentile of the Peer Group REITs for any compensation determinations but used the compensation data from Peer Group REITs as a factor in determining the appropriateness of compensation amounts generally.

        The Compensation Committee, with assistance from the Compensation Consultant, and based upon the recommendations of the Chief Executive Officer with respect to the other named executive officers, determines the appropriate combination of cash and equity-based compensation to pay to the Company's executives and establishes performance metrics for annual cash incentive plan awards in consideration of its primary objectives with respect to executive compensation. In determining the appropriate mix of such compensation and the appropriate amounts of any discretionary components, the Compensation Committee considers the Compensation Consultant's competitive analyses of the Company's overall compensation arrangements. The Chief Executive Officer is responsible for the strategic direction and long-term planning for the Company and oversees the day to day performance of the other named executive officers. As such, the Compensation Committee believes that the input of the Chief Executive Officer is necessary information for it to evaluate the performance of the other named executive officers and make recommendations for their compensation packages. While the Compensation Committee considers the recommendations of the Chief Executive Officer with respect to his own compensation, the Chief Executive Officer does not participate in the Compensation Committee's determination of his own compensation and the Compensation Committee's determinations with respect to the Chief Executive Officer's compensation are not based on such recommendations.

        The performance of the Company's named executive officers was evaluated as of the end of 2019 (in the first quarter of 2020, after all financial information relative to the 2019 performance metrics for the annual cash incentive plan awards had been determined based on the Company's annual report on Form 10-K for the year ended December 31, 2019) by the Compensation Committee, with assistance from the Compensation Consultant, to determine performance relative to the 2019 performance metrics for the annual cash incentive plan awards.

Components of Compensation in 2019

        For 2019, the Company's core executive compensation program consisted of the following elements: (1) annual base salary; (2) annual cash incentive plan award; and (3) awards of performance-based and service-based LTIP Units of the Operating Partnership.

        The allocation of each component of executive compensation was determined by the Compensation Committee, based upon its review of the Peer Group REIT data compiled by its

Compensation Consultant and input from the Chief Executive Officer. Pursuant to the authority vested in the Compensation Committee set forth in its charter, it has complete discretion with respect to the compensation of the named executive officers.

        Base Salaries.    Base salaries are the fixed component of total compensation, and are established at levels the Compensation Committee deems appropriate for the function each executive officer performs. Base salaries are reviewed annually and with assistance from the Compensation Consultant and may be adjusted upward by the Compensation Committee from time to time. The table below sets forth the base salaries for the named executive officers in 2018 and 2019:

Executive Officer	2018 Base Salary	2019 Base Salary
Michael J. DeMarco	$800,000	$800,000
Marshall B. Tycher	$800,000	$800,000
David J. Smetana	$450,000	$450,000
Ricardo Cardoso	$450,000	$450,000
Gary T. Wagner	$450,000	$450,000

        The Compensation Committee determined that 2019 base salaries for each of the named executive officers would remain the same as their 2018 base salaries.

        Annual Cash Incentive Plan Compensation.    The Company's policy of awarding annual cash incentive plan awards is designed to specifically relate executive pay to Company and individual performance and to provide financial rewards for the achievement of substantive Company objectives.

        In March 2019, the Compensation Committee adopted and the Board of Directors approved an annual cash incentive plan for the named executive officers for 2019, which was designed to directly support the Company's short-term goals in furtherance of the Strategic Plan.

        For 2019, the Compensation Committee established annual cash incentive award opportunities for each named executive officer as a percentage of base salary, which awards were fixed by the terms of their respective employment agreements, as follows:

Executive	Threshold	Target	Maximum
Michael J. DeMarco	75%	150%	250%
Marshall B. Tycher	50%	125%	200%
David J. Smetana	50%	75%	100%
Ricardo Cardoso	50%	75%	100%
Gary T. Wagner	50%	75%	100%

        The determination of 2019 annual cash incentive plan awards for the named executive officers was based on the achievement of certain performance measures approved by the Compensation Committee and ratified and adopted by the Board of Directors were as follows:

Metric	Weight	Threshold	Target	Maximum
Core Funds From Operations (FFO) per Share(1)	40%	$1.58	$1.65	$1.72
Core Adjusted FFO per Share(2)	40%	$0.73	$0.80	$0.87
Non-Financial Strategic Objectives(3)	20%	Determined by the Compensation Committee

(1)
Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company's performance over time. For a reconciliation of FFO to net income, see Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Funds From Operations, beginning on page 62 of the Company's Annual Report on Form 10-K for the year ended December 31, 2019.

(2)
Core Adjusted FFO is defined as Core FFO less (i) tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, and (iii) other non-cash, income, plus (iv) other non-cash charges, and subject to adjustment for extraordinary leasing commissions payable in connection with large waterfront leases and other one-time costs with respect to defense suits and litigation relating to payroll taxes.

(3)
The non-financial strategic objectives consisted of the following performance goals:

(i)
the completion of the sale of the Company's Flex Portfolio at its net asset value (NAV) midpoint of $550 million or higher;

(ii)
the repayment of certain unsecured debt borrowings from the proceeds of the Flex Portfolio sale;

(iii)
the acquisition of Soho Lofts, a key Jersey City multi-family asset, and completion of a subsequent follow-on secured financing;

(iv)
the elimination of certain joint venture interests and dispositions of other non-core properties; and

(v)
the Company's leasing activity, as determined by the Compensation Committee based on one or more objective criteria, including total new leasing of 500,000 square feet or more and total new leasing of Waterfront properties of 300,000 square feet or more.

        Target Core FFO per share was set by the Compensation Committee at the midpoint of the Core FFO per share guidance published by the Company in February 2019. The Target Core FFO and Target Core Adjusted FFO for 2019 were lower than the Target Core FFO and Target Core Adjusted FFO goals for 2018 based on the reduction of the properties in the Company's portfolio resulting from the disposition of sixty-four office properties, four multi-family rental properties and four developable land properties in 2019 for net sales proceeds of approximately $1.1 billion pursuant to the Strategic Plan. The deployment of proceeds from those dispositions to repay outstanding debt of the Company and investment in multi-family residential acquisitions and development were not expected to contribute to FFO in 2019. The non-financial strategic objectives for the Company's 2019 annual cash incentive plan were approved by the Compensation Committee based on the Company's 2019 strategic plan.

        In March 2020, after the filing of the Company's Annual Report on Form 10-K for the year-ended December 31, 2019, the Compensation Committee assessed the performance of the named executive officers in 2019 relative to the above 2019 performance measures for the Company and made the following determination:

  •
  the Core FFO per Share for the year was $1.62, and the Compensation Committee determined that this performance metric was achieved at the equivalent target level of $1.65 because the $0.03 variance was attributable to an accounting change relating to the Company's implementation of ASC Topic 842;

  •
  the Core Adjusted FFO per Share was $0.98, exceeding the maximum performance goal; and

  •
  the Company met or exceeded each of the non-financial strategic objectives described in footnote 3(i)-(v) above, and the Compensation Committee determined that all of the named executive officers contributed substantially to the achievement of these objectives and that this performance goal was met at the maximum level for all of the named executive officers.

        Accordingly, the total 2019 cash incentive plan payouts for each of the named executive officers under the cash incentive plan were as follows:

Executive Officer	2019 Bonus
Michael J. DeMarco	$1,680,000
Marshall B. Tycher	$1,360,000
David J. Smetana	$405,000
Ricardo Cardoso	$405,000
Gary T. Wagner	$405,000

        Long-Term Incentives.    The Company utilizes long-term incentive compensation in the form of service-based and performance-based equity awards to focus executives on the long-term performance of the Company, retain key executives, to align their interests with those of our stockholders, and to promote the success and enhance the value of the Company. The Compensation Committee, together with the Compensation Consultant, designed the long-term incentives for the named executive officers to be strongly tied to objective, quantifiable long-term performance metrics in line with current trends and recognized corporate governance "best practices."

        2019 Long-Term Incentive Grants.    In March 2019, the Compensation Committee adopted and the Board of Directors approved the grant of long-term incentive plan ("LTIP") awards to the management teams of the Company and Roseland, including all of the Company's executive officers (the "2019 LTIP Awards"). The design of the program was similar to the design of the LTIP Awards granted to the management team of the Company in 2017 and 2018. All of the 2019 LTIP Awards were in the form of LTIP Units and were made under the stockholder approved Mack-Cali Realty Corporation 2013 Incentive Stock Plan (the "2013 Plan").

        As with the 2017 and 2018 equity awards, the Compensation Committee determined to award a portion of the 2019 LTIP Awards in the form of performance-based awards, pursuant to the 2019 Outperformance Plan adopted by the Company's Board of Directors, consisting of a multi-year, performance-based equity compensation plan and related forms of award agreements (the "2019 OPP"), to better align executive and stockholder interests by tying executive performance to TSR. For Mr. DeMarco, approximately seventy-five percent (75%) of the target 2019 LTIP Awards were in the form of performance-based LTIP Units under the 2019 OPP (the "2019 PBV LTIP Units"), and the remaining approximately twenty-five percent (25%) of his 2019 LTIP Awards were in the form of time-based LTIP Units that will vest after three years on March 22, 2022 (the "2019 TBV LTIP Units"). For Messrs. Tycher, Smetana, Cardoso and Wagner, fifty percent (50%) of their respective 2019 LTIP Awards were in the form of 2019 PBV LTIP Units and the remaining fifty percent (50%) of their respective 2019 LTIP Awards were in the form of 2019 TBV LTIP Units.

        The 2019 OPP was designed to align the interests of senior management to relative and absolute stock performance of the Company over a three-year performance period from March 22, 2019 through March 21, 2022. Participants in the 2019 OPP will only earn the full awards if, over the three-year performance period, the Company achieves a thirty-six percent (36%) absolute TSR and if the Company's TSR is in the 75th percentile of performance as compared to the peer group of equity office REITs in the NAREIT index (the "TSR Peer Group").

        Under the 2019 OPP, executive officers who received 2019 PBV LTIP Awards have the opportunity to vest such awards in 2019 PBV LTIP Units, which ultimately may be settled in shares of Common

Stock, according to the following schedule, with linear interpolation for performance between the specified levels:

	Absolute TSR (50% of total 2019 PBV LTIP Units)		Relative TSR (50% of total 2019 PBV LTIP Units)
Performance Level	Company Absolute 3-Year TSR	Payout as % of Maximum LTIP Units	CLI 3-Year TSR Percentile Rank	Payout as % of Maximum LTIP Units
< Threshold	<18%	0%	<35th Percentile	0%
Threshold	18%	25%	35th Percentile	25%
Target	27%	62.5%	55th Percentile	62.5%
Maximum	36%	100%	75th Percentile	100%

        The threshold, target and maximum TSR metrics were designed to promote value creation over a long-term period and reward management only after our stockholders receive a meaningful return. If the designated performance objectives are achieved, 2019 PBV LTIP Units are also subject to further time-based vesting requirements, with fifty percent (50%) of the 2019 PBV LTIP Units vesting at the end of the performance period on March 21, 2022, and the remaining fifty percent (50%) of the 2019 PBV LTIP Units vesting in two equal installments on March 21, 2023 and March 21, 2024.

        The named executive officers of the Company received the following 2019 LTIP Awards in the amounts set forth in the table below.

Executive Officer	2019 TBV LTIP Units(1)	2019 Maximum PBV LTIP Units(2)
Michael J. DeMarco	44,683	245,298
Marshall B. Tycher	44,683	81,766
David J. Smetana	8,973	16,353
Ricardo Cardoso	8,973	16,353
Gary T. Wagner	8,973	16,353

(1)
2019 TBV LTIP Units have a grant date fair value of $22.38 per LTIP Unit calculated in accordance with ASC 718 based on the closing price of the Common Stock, as reported on the NYSE on March 21, 2019.

(2)
2019 PBV LTIP Units have a grant date fair value of $12.23 per LTIP Unit calculated in accordance with ASC 718 using the Monte Carlo Method.

        LTIP Units were issued on March 22, 2019, but will remain subject to forfeiture depending on the extent that the 2019 LTIP Awards vest. The number of LTIP Units initially issued to recipients of the 2019 PBV LTIP Awards was the maximum number of LTIP Units that may be earned under the awards. The number of 2019 PBV LTIP Units that actually vest for each award recipient (subject to the time-based vesting requirements) will be determined at the end of the performance measurement period. TSR for the Company and for the TSR Peer Group over the three-year measurement period and other circumstances will determine how many 2019 PBV LTIP Units vest for each recipient (subject to the time-based vesting requirements); if they are fewer than the number issued initially, the balance will be forfeited as of the performance measurement date.

        Prior to vesting, recipients of LTIP Units will be entitled to receive per unit distributions equal to one-tenth (10%) of the regular quarterly distributions payable on a Common Unit, but will not be entitled to receive any special distributions. Distributions with respect to the other nine-tenths (90%) of regular quarterly distributions payable on a Common Unit will accrue but shall only become payable upon vesting of the LTIP Unit. After vesting of the 2019 TBV LTIP Units or the end of the measurement period for the 2019 PBV LTIP Units, holders of LTIP Units, both vested and unvested pending satisfaction of the time-based vesting requirements, will be entitled to receive distributions in an amount per unit equal to distributions, both regular and special, payable on a Common Unit.

        LTIP Units are designed to qualify as "profits interests" in the Operating Partnership for federal income tax purposes. As a general matter, the profits interest characteristics of the LTIP Units mean that initially they will not be economically equivalent in value to a Common Unit. If and when events specified by applicable tax regulations occur, LTIP Units can over time increase in value up to the point where they are equivalent to Common Units on a one-for-one basis. After LTIP Units are fully vested, and to the extent the special tax rules applicable to profits interests have allowed them to become equivalent in value to Common Units, LTIP Units may be converted on a one-for-one basis into Common Units. Common Units in turn have a one-for-one relationship in value with shares of Common Stock, and are redeemable on a one-for-one basis for cash or, at the election of the Company, shares of Common Stock.

        On March 22, 2019, the Company in its capacity as sole general partner of the Operating Partnership, adopted the Eighth Amendment to the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of December 11, 1997 (as amended, the "Partnership Agreement"), to create new classes of LTIP Units under the Partnership Agreement in connection with the 2019 LTIP Awards.

        Mr. DeMarco Class AO LTIP Units.    On March 13, 2019, the Company entered into a new employment agreement with Mr. DeMarco (the "2019 DeMarco Employment Agreement") pursuant to which Mr. DeMarco was issued 625,000 Class AO LTIP Units in the Operating Partnership. The Class AO LTIP Units were awarded to Mr. DeMarco to incentivize him to enter into the 2019 DeMarco Employment Agreement after the expiration of his previous employment agreement and to create incentives for Mr. DeMarco to drive stockholder value creation. The Board of Directors believes that retaining Mr. DeMarco's continuing services as Chief Executive Officer has been critical to the successful completion of the Company's ongoing strategic transformation, which Mr. DeMarco has led since he joined the Company in June 2015. As "appreciation only" LTIP Units, the Class AO LTIP Units are structured as the economic equivalent of stock options, such that Mr. DeMarco will only realize any value from the Class AO LTIP Units if the Company's stock price appreciates at least 16.5% during the term of the 2019 DeMarco Employment Agreement for the initial tranche of Class AO LTIP Units to vest. These price vesting conditions (described below) must be achieved prior to March 13, 2023 for the Class AO LTIP Units to vest. Class AO LTIP Units are intended to qualify as "profits interests" for federal income tax purposes and generally allow the recipient to realize value only to the extent the Common Stock trades at a price per share that exceeds $21.46, the closing price of the Common Stock, as reported on the NYSE, on the date of grant, subject to any vesting conditions applicable to the award. The Class AO LTIP Units issued to Mr. DeMarco are subject to the following vesting conditions:

(i)
250,000 of the Class AO LTIP Units will vest if the closing price of the Common Stock, as reported on the NYSE, has been equal to or greater than $25.00 per share for at least thirty consecutive trading days within four years of the date of grant (i.e., prior to March 13, 2023);

(ii)
an additional 250,000 of the Class AO LTIP Units will vest if the closing price of the Common Stock, as reported on the NYSE, has been equal to or greater than $28.00 per share for at least thirty consecutive trading days within four years of the date of grant; and

(iii)
an additional 125,000 of the Class AO LTIP Units will vest on the earliest date on which the closing price of the Common Stock, as reported on the NYSE, has been equal to or greater than $31.00 per share for at least thirty consecutive trading days within four years of the date of grant.

        The value of vested Class AO LTIP Units, if any, is realized through conversion of the Class AO LTIP Units into Common Units. The number of Common Units into which vested Class AO LTIP Units may be converted is determined based on the quotient of (i) the excess of the closing price of the

Common Stock, as reported on the NYSE, on the conversion date over $21.46, divided by (ii) the closing price of the Common Stock, as reported on the NYSE, on the conversion date. Vested Class AO LTIP Units may be converted into Common Units within ten years of the date of grant. For more information about the Class AO LTIP Units, see "Executive Compensation—Employment Contracts; Potential Payments Upon Termination or Change in Control—Michael J. DeMarco Class AO LTIP Award Agreement."

        2017 Outperformance Plan ("2017 OPP").    On April 4, 2017, the Company granted LTIP awards to senior management of the Company, including the Company's executive officers (the "2017 LTIP Awards"). All of the 2017 LTIP Awards were in the form of LTIP Units in the Operating Partnership and constitute awards under the 2013 Plan. For Messrs. DeMarco and Tycher, approximately twenty-five percent (25%) of the target 2017 LTIP Award was in the form of a time-based award that vested after three years on April 4, 2020 (the "2017 TBV LTIP Units"), and the remaining approximately seventy-five percent (75%) of the target 2017 LTIP Award was in the form of a performance-based award (the "2017 PBV LTIP Units") under an Outperformance Plan adopted by the Company's Board of Directors consisting of a multi-year, performance-based equity compensation plan and related forms of award agreement (the "2017 OPP"). For all other executive officers, approximately forty percent (40%) of the target 2017 LTIP Award was in the form of 2017 TBV LTIP Units and the remaining approximately sixty percent (60%) of the target 2017 LTIP Award was in the form of 2017 PBV LTIP Units. The 2017 TBV LTIP Units vested on April 4, 2020.

        The 2017 OPP was designed to align the interests of senior management to relative and absolute stock performance of the Company over a three-year performance period from April 4, 2017 through April 3, 2020. Participants in the 2017 OPP would only earn the full awards if, over the three-year performance period, the Company had achieved a thirty-six percent (36%) absolute TSR and if the Company had been in the 75th percentile of performance versus the TSR Peer Group. As the performance targets for vesting were not achieved, the 2017 PBV LTIP Units did not vest and were forfeited.

        Severance and Change-in-Control Payments.    Each of our named executive officers for 2019 was subject to an employment agreement with the Company. These agreements provide for certain severance benefits in the event of termination of their employment in certain circumstances. These benefits are commonly offered among peer companies, and therefore enable us to attract and retain key talent. In particular, they ensure the retention of our named executive officers when considering potential transactions which may create uncertainty as to their continued employment. The employment agreements for each of the named executive officers that were in effect in 2019 provided for severance payments in the event of involuntary termination without cause or constructive termination for good reason and double trigger severance benefits in the event of a change in control that are generally one and one-half (1.5) or two (2.0) times the sum of annual base salary and bonus for the named executive officer. See "Executive Compensation—Employment Contracts; Potential Payments Upon Termination or Change in Control" for a summary of the terms and conditions of the severance provisions in the employment agreements of the named executive officers.

Benefits and Other Compensation

        401(k) Savings Plan.    The Company maintains a tax-qualified defined contribution plan (the "401(k) Plan") for the benefit of all its eligible employees, including the named executive officers. The provisions and features of the plan apply to all participants in the plan, including the named executive officers. Eligible employees may elect to defer from one percent (1%) up to sixty percent (60%) of their annual compensation on a pre-tax basis to the 401(k) Plan, subject to certain limitations imposed by federal law. The amounts contributed by employees are immediately vested and non-forfeitable. The Company may make discretionary matching or profit sharing contributions to the 401(k) Plan on behalf of eligible participants in any plan year. Participants are always one-hundred percent (100%) vested in their pre-tax contributions and will begin vesting in any matching or profit sharing contributions made on their behalf after two years of service with the Company at a rate of twenty percent (20%) per year, becoming one-hundred percent (100%) vested after a total of six years of service with the Company. All contributions are allocated as a percentage of compensation of the eligible participants for the plan year. The assets of the 401(k) Plan are held in trust and a separate account is established for each participant. A participant may receive a distribution of his or her vested account balance in the 401(k) Plan in a single sum or in installment payments upon his or her termination of service with the Company. In 2019, there were $773,000 in discretionary matching or profit sharing contributions made by the Company to the plan on behalf of all employees, including $42,000 on behalf of the named executive officers.

        Other Compensation.    The Company offers limited perquisites to certain of its executive officers in the form of vehicle allowances. See note 3 under "Executive Compensation—Summary Compensation Table." The Company does not offer qualified or non-qualified defined benefit plans to its executive officers or employees, nor does it offer non-qualified defined contribution plans.

Equity Ownership Guidelines

        The Company has Equity Ownership Guidelines for the Chief Executive Officer. The Compensation Committee believes the Equity Ownership Guidelines further align the interests of the Chief Executive Officer with stockholder value and requires the executive to own an aggregate of 250,000 shares of the Common Stock ("Shares") or any derivatives that may be settled in shares of the Common Stock ("Derivatives"), in any combination of Shares or Derivatives as determined in the sole discretion of the executive. The Chief Executive Officer currently satisfies these ownership guidelines.

Anti-Hedging/Anti-Pledging Policy

        The Board of Directors has adopted a policy that provides that executive officers, employees, and directors may not acquire securities issued by the Company or any of its affiliates using borrowed funds, may not use margin in respect of securities issued by the Company or any of its affiliates, may not pledge securities issued by the Company or any of its affiliates as collateral, and may not engage in hedging or other transactions with respect to their ownership of securities issued by the Company or its affiliates, each of which the Board of Directors believes would be inconsistent with the purposes and intent of the stock ownership guidelines applicable to directors and the Chief Executive Officer.

Compensation Risk Assessment

        In setting compensation, the Compensation Committee considers the risks to our stockholders and to achievement of our goals that may be inherent in our compensation programs. At the direction of the Compensation Committee, we conducted a risk assessment of our compensation programs, including our executive compensation programs. The Compensation Committee reviewed and discussed the findings of this assessment and concluded that our compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and do not incent employees to take unnecessary or excessive risks. Although a significant portion of our executive's compensation is performance-based and "at-risk," we believe our executive compensation plans are appropriately structured and are not reasonably likely to result in a material adverse effect on the Company. We considered the following elements of our executive compensation plans and policies when evaluating whether such plans and policies encourage our executives to take unreasonable risks:

  •
  We set performance criteria that we believe are reasonable in light of past performance and market conditions, and we use a variety of performance metrics that we believe correlate to long-term creation of stockholder value and that are affected by management decisions;

  •
  Our executive compensation program includes an appropriate balance of fixed versus variable pay, cash versus equity, and short-term versus long-term incentive compensation elements;

  •
  We provide a significant portion of long-term incentive compensation in the form of LTIP Units. The amounts ultimately earned under the awards are tied to how we perform over a three-year measurement period based on attainment of absolute and relative TSR performance, and a portion of the LTIP Units are subject to additional years of service vesting, which focuses management on sustaining our long-term performance;

  •
  Assuming achievement of at least a minimum level of performance, payouts under our performance-based awards have a range of payout opportunity and may result in some compensation at levels below full target achievement, rather than an "all-or-nothing" approach; and

  •
  The Compensation Committee considers non-financial and other qualitative performance factors in determining actual compensation payouts.

        In sum, we believe our executive compensation program is structured so that (i) we maintain a conservative risk profile that and aims to achieve strong stockholder returns and long-term results; (ii) we avoid the type of disproportionately large short-term incentives that could encourage executives to take risks that may not be in our long-term interests; (iii) we provide incentives to manage for long-term performance; and (iv) a considerable amount of wealth of our executives is tied to our long-term success. We believe this combination of factors encourages our executives to manage the Company in a prudent manner. The Compensation Committee specifically considered compensation risk implications during its deliberations on annual cash incentive plan awards and performance metrics for all executive officers.

Compensation Committee Report

        The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that Analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2019 and the Company's proxy statement relating to the Annual Meeting of stockholders to be held on June 10, 2020. This report is provided by the following independent directors, who comprise all of the members of the Compensation Committee:

EXECUTIVE COMPENSATION AND OPTION COMMITTEE OF THE BOARD OF DIRECTORS Lisa Myers, Chairman Laura H. Pomerantz Irvin D. Reid Rebecca Robertson

Compensation Committee Interlocks and Insider Participation

        The Compensation Committee consists of Lisa Myers, Chairman, Laura H. Pomerantz, Irvin D. Reid and Rebecca Robertson. No member of the Compensation Committee was at any time in 2019 or at any other time an officer or employee of the Company, and no member had any relationship with the Company requiring disclosure as a related-person transaction in the section "Certain Relationships and Related Transactions." No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board of Directors or Compensation Committee at any time in 2019.

EXECUTIVE COMPENSATION

        The following table sets forth certain information concerning the compensation of all persons who served as chief executive officer or chief financial officer during 2019, and the three most highly compensated executive officers of the Company other than those persons who served as chief executive officer or chief financial officer in 2019 (collectively, the "Named Executive Officers") for the Company's fiscal years ended December 31, 2019, 2018 and 2017, respectively:

Summary Compensation Table

Name and Principal Position	Year	Salary($)	Bonus($)	Stock Awards($)		Option Awards($)		Non-Equity Incentive Plan Compensation($)(1)	All Other Compensation($)		Total ($)
Michael J. DeMarco	2019	800,000		4,000,001	(2)	2,487,500	(2)	1,680,000	—		8,967,501
Chief Executive Officer	2018	800,000		3,999,999				1,312,000	—		6,111,999
	2017	800,000		3,499,988				1,160,000	—		5,459,988
Marshall B. Tycher	2019	800,000		2,000,004	(2)			1,360,000	7,615	(3)	4,167,619
Chairman of Roseland	2018	800,000		2,199,995				1,312,000	18,000		4,329,995
	2017	800,000		2,199,999				1,160,000	18,000		4,177,999
David J. Smetana(4)	2019	450,000		400,007	(2)			405,000	15,600	(3)	1,270,607
Chief Financial Officer	2018	402,281		300,009				396,000	13,800		1,112,090
Ricardo Cardoso	2019	450,000		400,007	(2)			405,000	15,600	(3)	1,270,607
Chief Investment Officer	2018	450,000		399,995				396,000	15,600		1,261,595
Gary T. Wagner	2019	450,000		400,007	(2)			405,000	6,600	(3)	1,261,607
General Counsel and Secretary	2018	450,000		399,995	(2)			396,000	15,600		1,261,595

(1)
The 2019 annual cash incentive plan awards were paid on February 28, 2020 in respect of 2019 performance based on the achievement of the 2019 performance metrics. See "Compensation Discussion and Analysis—Components of Compensation in 2019—Annual Cash Incentive Plan Compensation" above.

(2)
Amounts shown represent the grant date fair value of LTIP Unit awards granted to each of the Named Executive Officers in 2019, as calculated in accordance with ASC 718. For a discussion of the Company's assumptions and accounting treatment of its equity compensation awards, see Note 2: Significant Accounting Policies—Stock Compensation, to the Company's financial statements beginning on page 92 of the Company's Annual Report on Form 10-K for the year ended December 31, 2019. In 2019, the grant date fair value of LTIP Unit awards subject to time-based vesting conditions for Messrs. DeMarco, Tycher, Smetana, Cardoso and Wagner in the amounts of 44,683, 44,683, 8,937, 8,937 and 8,937 LTIP Units, respectively, was $22.38 per Unit, the closing price of the Common Stock as reported on the NYSE on March 21, 2019, disregarding for this purpose the estimate of forfeitures related to time-based vesting conditions. In 2019, the grant date fair values for the LTIP Unit awards subject to performance-based vesting conditions for Messrs. DeMarco, Tycher, Smetana, Cardoso and Wagner, in the maximum amounts of 245,298, 81,766, 16,353, 16,353 and 16,353 LTIP Units, respectively, was $12.23 per Unit calculated using the Monte Carlo method, disregarding for this purpose the estimate of forfeitures related to time-based vesting conditions. In addition, on March 13, 2019, Mr. DeMarco was granted 625,000 Class AO LTIP Units with a grant date fair value of $3.98 per Unit calculated using the Monte Carlo method, disregarding for this purpose the estimate of forfeitures related to price-based and time-based vesting conditions.

(3)
Includes annual vehicle allowances for Messrs. Tycher, Smetana, Cardoso, and Wagner, respectively.

 Grants of Plan-Based Awards

								All Other Stock Awards: Number of Shares of Stock or Units(2)	All Other Option Awards: Number of Securities Underlying Options(3)		Grant Date Fair Value of Stock and Option Awards($)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(1)					Exercise or Base Price of Option Awards($)(3)
	Grant Date
Name		Threshold	Target	Maximum	Threshold	Target	Maximum
Michael J. DeMarco	3/13/2019							—	625,000	21.46	2,487,500	(3)
	3/22/2019				61,325	153,311	245,298	—	—		2,999,995	(1)
	3/22/2019				—	—	—	44,683	—		1,000,006	(2)
		600,000	1,200,000	2,000,000
Marshall B. Tycher	3/22/2019				20,442	51,104	81,766	—	—		999,998	(1)
	3/22/2019				—	—	—	44,683	—		1,000,006	(2)
		400,000	1,000,000	1,600,000
David J. Smetana	3/22/2019				4,088	10,221	16,353	—	—		199,997	(1)
	3/22/2019				—	—	—	8,973	—		200,816	(2)
		225,000	337,500	450,000
Ricardo Cardoso	3/22/2019				4,088	10,221	16,353	—	—		199,997	(1)
	3/22/2019				—	—	—	8,973	—		200,816	(2)
		225,000	337,500	450,000
Gary T. Wagner	3/22/2019				4,088	10,221	16,353	—	—		199,997	(1)
	3/22/2019				—	—	—	8,973	—		200,816	(2)
		225,000	337,500	450,000

(1)
Represents LTIP Unit awards subject to performance-based vesting conditions. The grant date fair value of $12.23 per LTIP Unit was calculated using the Monte Carlo method, disregarding for this purpose the estimate of forfeitures related to time-based vesting conditions, and is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined in accordance with ASC 718 in accordance with Instruction 8 to Item 402(d) of Regulation S-K. The LTIP Units subject to performance-based vesting may be earned after the end of the three-year performance period ending March 21, 2022, with fifty percent (50%) of the LTIP Units based on the achievement of absolute TSR and fifty percent (50%) based on achievement of relative TSR. Fifty percent (50%) of earned performance-based LTIP Units vest on March 21, 2022, and the remainder vest in two equal installments of twenty-five percent (25%) each on March 21, 2023 and March 21, 2024. See "Compensation Discussion and Analysis—Components of Compensation in 2019—Long Term Incentives."

(2)
Represents LTIP Unit awards subject to time-based vesting conditions with a grant date fair value per Unit of $22.38, the closing price of the Common Stock as reported on the NYSE on March 21, 2019, disregarding for this purpose the estimate of forfeitures related to time-based vesting conditions. The LTIP Units subject to time-based vesting shall vest after three years on March 22, 2022. See "Compensation Discussion and Analysis—Components of Compensation in 2019—Long-Term Incentives."

(3)
Represents Class AO LTIP Unit award subject to price-based and time-based vesting conditions. The grant date fair value of $3.98 per LTIP Unit was calculated using the Monte Carlo method, disregarding for this purpose the estimate of forfeitures related to price-based and time-based vesting conditions, and is consistent with the estimate of aggregate compensation cost to be recognized over the service period determined in accordance with ASC 718 in accordance with Instruction 8 to Item 402(d) of Regulation S-K. In order to meet the performance condition requirements, the Common Stock must trade at or above (i) $25.00 per share for at least 30 consecutive trading days for the first tranche of 250,000 Class AO LTIPs to vest, (ii) $28.00 per share for at least 30 consecutive trading days for the second tranche of 250,000 Class AO LTIPs to vest, and (iii) $31.00 per share for at least 30 consecutive trading days for the third tranche of 125,000 Class AO LTIPs to vest, in each case during the four-year vesting period. If these performance conditions are not met during the four-year vesting period, then the Class AO LTIPs will lapse without any value. If the performance criteria are met during the four-year vesting period, the AO Class AO LTIPs will have the full ten-year term to exercise. The value of vested Class AO LTIP Units, if any, is realized through conversion of the Class AO LTIP Units into Common Units. The number of Common Units into which vested Class AO LTIP Units may be converted is determined based on the quotient of (i) the excess of the closing price of the Common Stock, as reported on the NYSE, on the conversion date over $21.46, divided by (ii) the closing price of the Common Stock, as reported on the NYSE, on the conversion date.

        On March 22, 2019, the Company granted the 2019 LTIP Awards to senior management of the Company, including the Company's executive officers. All of the 2019 LTIP Awards were in the form of LTIP Units and constituted awards under the 2013 Plan. For Mr. DeMarco, approximately twenty-five percent (25%) of the target 2019 LTIP Awards were in the form of 2019 TBV LTIP Units, which will vest after three years on March 22, 2022, and the remaining approximately seventy-five percent (75%) of his 2019 LTIP Awards were in the form of 2019 PBV LTIP Units under the 2019 OPP. For Messrs. Tycher, Smetana, Cardoso and Wagner, fifty percent (50%) of their respective 2019 LTIP Awards were in the form of 2019 TBV LTIP Units and the remaining fifty percent (50%) of their respective 2019 LTIP Awards were in the form of 2019 PBV LTIP Units.

        The 2019 OPP was designed to align the interests of senior management to relative and absolute stock performance of the Company over a three-year performance period from March 22, 2019 through March 21, 2022. Participants of performance-based awards in the 2019 OPP will only earn the full awards if, over the three-year performance period, the Company achieves a thirty-six percent (36%)

absolute TSR and if the Company's TSR is in the 75th percentile of performance as compared to the TSR Peer Group.

        If the designated performance objectives are achieved, 2019 PBV LTIP Units are also subject to further time-based vesting requirements, with fifty percent (50%) of the 2019 PBV LTIP Units vesting at the end of the performance period on March 21, 2022, and the remaining fifty percent (50%) of the 2019 PBV LTIP Units vesting in two equal installments on March 21, 2023 and March 21, 2024.

        LTIP Units will remain subject to forfeiture depending on the extent that the 2017 LTIP Awards, 2018 LTIP Awards and 2019 LTIP Awards vest. The number of LTIP Units initially issued to recipients of the 2017 PBV LTIP Awards, 2018 PBV LTIP Awards and 2019 PBV LTIP Awards was the maximum number of LTIP Units that may be earned under the applicable awards. The performance targets for vesting of the 2017 PBV LTIP Awards were not achieved as of April 3, 2020. As a result, none of the 2017 PBV LTIP Units subject to such award vested and all were forfeited by the employees and cancelled by the Company, including 349,177 2017 PBV LTIP Awards held by the Named Executive Officers. With respect to the 2018 PBV LTIP Awards and 2019 PBV LTIP Awards, the number of LTIP Units that actually vest for each award recipient (subject to the time-based vesting requirements of the applicable awards) will be determined at the end of the performance measurement period of the applicable awards. TSR for the Company and for the TSR Peer Group over the three-year measurement period of the applicable awards and other circumstances will determine how many LTIP Units vest for each recipient (subject to the time-based vesting requirements of the applicable awards); if they are fewer than the number issued initially, the balance will be forfeited as of the performance measurement date of the applicable awards.

        Prior to vesting, recipients of LTIP Units will be entitled to receive per unit distributions equal to one-tenth (10%) of the regular quarterly distributions payable on a Common Unit, but will not be entitled to receive any special distributions. Distributions with respect to the other nine-tenths (90%) of regular quarterly distributions payable on a Common Unit will accrue but only become payable upon vesting of the LTIP Unit. After vesting of the 2017 TBV LTIP Units, 2018 TBV LTIP Units and 2019 TBV LTIP Units, or the end of the measurement period for the 2017 PBV LTIP Units, 2018 PBV LTIP Units and 2019 PBV LTIP Units, as applicable, the holders of such LTIP Units, both the vested and those that remain unvested (pending satisfaction of any time-based vesting requirements of the applicable awards), will be entitled to receive distributions in an amount per unit equal to distributions, both regular and special, payable on a Common Unit.

        As a result of targets not being achieved or management and other personnel changes during the year ended December 31, 2019, all 2016 LTIP Awards subject to performance-based vesting were forfeited by employees and cancelled by the Company, including 249,876 2016 LTIP Awards held by the Named Executive Officers.

Outstanding Equity Awards At Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)(2)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)(5)
Michael J. DeMarco	400,000	—	17.31	06/05/2025	—	—	—	—
	—	625,000	21.46	03/13/2029	—	$0	—	—
	—	—	—	—	136,123	3,148,525	450,581	10,421,939
Marshall B. Tycher	—	—	—	—	97,524	2,255,730	238,393	5,514,030
David J. Smetana	—	—	—	—	17,787	411,413	21,095	487,927
Ricardo Cardoso	—	—	—	—	25,185	582,529	30,132	696,953
Gary T. Wagner	—	—	—	—	25,185	582,529	30,132	696,953

(1)
On June 5, 2015, Mr. DeMarco was granted 400,000 options to purchase Common Stock at an exercise price of $17.31 per share pursuant to his initial employment agreement with the Company dated June 5, 2015. 200,000 of such options vested in three equal annual installments commencing June 5, 2016. The remaining 200,000 of such options vested on July 5, 2016 when the Common Stock traded at or above $25.00 per share for thirty consecutive trading days.

(2)
On March 13, 2019, in connection with his new employment agreement, Mr. DeMarco was issued 625,000 Class AO LTIP Units, which are subject to price-based and time-based vesting conditions as described further in "Compensation Discussion and Analysis—Components of Compensation in 2019—Mr. DeMarco Class AO LTIP Units" and footnote (3) to the "Grants of Plan Based Awards Table" above.

(3)
Consists of LTIP Unit awards subject to time-based vesting. On April 4, 2017, Messrs. DeMarco, Tycher, Cardoso and Wagner were issued LTIP Unit awards subject to time-based vesting in the amounts of 32,443, 20,393, 4,449 and 4,449 LTIP Units, respectively, which vested on April 4, 2020. On April 20, 2018, Messrs. DeMarco, Tycher, Smetana, Cardoso and Wagner were issued LTIP Unit awards subject to time-based vesting in the amounts of 58,997, 32,448, 8,850, 11,799 and 11,799 LTIP Units, respectively, which will vest on April 20, 2021. On March 22, 2019, Messrs. DeMarco, Tycher, Smetana, Cardoso and Wagner were issued LTIP Unit awards subject to time-based vesting in the amounts of 44,683, 44,683, 8,937, 8,937 and 8,937 LTIP Units, respectively, which will vest on March 22, 2022.

(4)
Market value is based upon a market price of the Common Stock of $23.13 per share, the closing price of the Common Stock on the NYSE on December 31, 2019, the last trading day of 2019.

(5)
Consists of LTIP Unit awards subject to performance-based vesting. With respect to awards made on April 4, 2017, includes 196,482, 123,503,13,473 and 13,473 LTIP Units for Messrs. DeMarco, Tycher, Cardoso and Wagner, respectively, that are also subject to time-based vesting on April 3, 2020 (50% of earned LTIP Units), April 3, 2021 (25%) and April 3, 2022 (25%). With respect to awards made on April 20, 2018, includes 340,136, 187,075, 17,007, 22,676 and 22,676 for Messrs. DeMarco, Tycher, Smetana, Cardoso and Wagner, respectively, that are also subject to time-based vesting on April 19, 2021 (50% of earned LTIP Units), April 19, 2022 (25%) and April 19, 2023 (25%). With respect to awards made on March 22, 2019, includes 245,298, 81,766, 16,353, 16,353 and 16,353 for Messrs. DeMarco, Tycher, Smetana, Cardoso and Wagner, respectively, that are also subject to time-based vesting on March 21, 2022 (50% of earned LTIP Units), March 21, 2023 (25%) and March 21, 2024 (25%). Amounts represent vesting and payout at the Threshold level for Absolute TSR and Threshold level for Relative TSR for 2017 awards and 2019 awards based on actual performance as of December 31, 2019 being below Threshold level for the Absolute TSR and Relative TSR for all such 2017 and 2019 awards, and the Maximum level for Absolute TSR and Maximum level for Relative TSR for 2018 awards based upon actual performance as of December 31, 2019 being above Maximum level for the Absolute TSR and Relative TSR for all such 2018 awards.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)		Value Realized on Vesting ($)(2)
Michael J. DeMarco			23,041	(2)	479,944
Marshall B. Tycher			23,041	(2)	479,944
Ricardo Cardoso			3,687	(2)	76,800
Gary T. Wagner			3,687	(2)	76,800

(1)
Represents LTIP Unit awards subject to time-based vesting that vested on March 8, 2019.

(2)
Amounts shown calculate the value realized based upon a market price of the Common Stock of $20.83 per share, the closing price of the Common Stock on the NYSE on March 8, 2019, the date of vesting of LTIP Unit awards subject to time-based vesting issued in 2016.

Pension Benefits

        The Company does not offer qualified or non-qualified defined benefit plans to its executive officers or employees.

Non-Qualified Deferred Compensation

        The Company does not offer non-qualified defined contribution or other deferred compensation plans to its executive officers or employees.

Employment Contracts; Potential Payments Upon Termination or Change in Control

        The following discussion includes descriptions of the material terms of employment agreements and certain incentive equity award agreements between the Company and Messrs. DeMarco, Tycher, Smetana, Cardoso and Wagner.

        Michael J. DeMarco Employment Agreement.    On June 5, 2015, the Company entered into an employment agreement with Mr. DeMarco (the "2015 DeMarco Employment Agreement"). The term of the 2015 DeMarco Employment Agreement expired on December 31, 2018. On March 13, 2019, the Company entered into a new employment agreement with Mr. DeMarco, effective as of January 1, 2019 (the "2019 DeMarco Employment Agreement"), that replaced the 2015 DeMarco Employment Agreement.

        Pursuant to the 2019 DeMarco Employment Agreement, the Company has agreed to employ Mr. DeMarco, and Mr. DeMarco has agreed to be employed by the Company, as the Chief Executive Officer of the Company, for a period commencing on January 1, 2019 and ending on December 31, 2022 (the "Term"), unless Mr. DeMarco's employment is earlier terminated in accordance with the 2019 DeMarco Employment Agreement.

        Pursuant to the 2019 DeMarco Employment Agreement, Mr. DeMarco will be entitled to the following compensation and benefits:

  •
  an annual base salary of $800,000 (which is the same amount as Mr. DeMarco's base salary for 2018), subject to potential annual merit increases (but not decreases);

  •
  a threshold bonus opportunity of seventy-five percent (75%) of Mr. DeMarco's then-current annual base salary, a target annual bonus opportunity of one-hundred fifty percent (150%) of his then-current annual base salary, and a maximum bonus opportunity of two-hundred fifty percent (250%) of his then-current annual base salary, to be determined based on attainment of performance criteria for each fiscal year to be determined by the Board of Directors or the Compensation Committee; and

  •
  the grant of 625,000 Class AO LTIP Units of limited partnership interests in the Operating Partnership, which will have the terms and conditions set forth in a Class AO Long-Term Incentive Plan Award Agreement, dated as of March 13, 2019 (the "Class AO LTIP Award Agreement"), between the Company and Mr. DeMarco (as described below).

        In addition, Mr. DeMarco will be entitled to customary employee benefits under the Company's health and welfare plans.

        The 2019 DeMarco Employment Agreement provides for certain severance payments to Mr. DeMarco, or his beneficiaries, upon death, disability, termination by the Company without cause,

and termination by Mr. DeMarco for good reason during the Term or a change in control period. Under the 2019 DeMarco Employment Agreement:

  (i)
  "cause" is defined as:

  (a)
  willful and continued failure to use best efforts to substantially perform his duties to the Company (other than any such failure resulting from incapacity due to physical or mental illness) for a period of thirty days after written demand for substantial performance is delivered by the Company specifically identifying the manner in which the Company believes the executive has not substantially performed his duties;

  (b)
  material and continued failure to comply with obligations under any agreement between the executive and the Company or any policy of the Company for a period of thirty days after written demand for substantial compliance is delivered by the Company specifically identifying the manner in which the Company believes the executive has not substantially complied;

  (c)
  any act of fraud, embezzlement, misappropriation, or misuse of the assets or property of the Company, including any corporate opportunity; or

  (d)
  a conviction of or plea of "guilty" or "no contest" to a felony under the laws of the United States or any state thereof.

  For purposes of the definition of "cause" under the 2019 DeMarco Employment Agreement, no act, or failure to act, on his part shall be considered "willful" unless done, or omitted to be done, by him (I) not in good faith and (II) without reasonable belief that his action or omission was in furtherance of the interests of the Company.

  (ii)
  "change in control" is defined as the occurrence of any of the following events:

  (a)
  any "person" or "group" of persons, as such terms are used in Sections 13 and 14 of the Exchange Act, other than the Company, any of its subsidiaries, or any employee benefit plan sponsored by the Company or any of its subsidiaries, becomes the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act) of thirty percent (30%) or more of the issued and outstanding capital stock of the Company immediately prior to such acquisition;

  (b)
  any shares of capital stock of the Company are purchased pursuant to a tender or exchange offer, other than an offer by the Company, that results in any "person" or "group" of persons, as such terms are used in Sections 13 and 14 of the Exchange Act becoming the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act) of thirty percent (30%) or more of the shares of capital stock of the Company issued and outstanding immediately prior to such tender or exchange offer; or

  (c)
  the dissolution or liquidation of the Company or the consummation of any merger or consolidation of the Company or any sale or other disposition of all or substantially all of its assets, if the shareholders of the Company immediately prior to such transaction "beneficially own" (as such term is defined in Rule 13d-3 under the Exchange Act), immediately after consummation of such transaction, equity securities (other than options and other rights to acquire equity securities) representing less than thirty percent (30%) of the voting power of the surviving, successor or acquiring entity (or the ultimate parent entity thereof).

  (iii)
  "change in control period" is defined as the period commencing on the earlier of (i) the date that a change in control occurs or (ii) the date that the Company enters into a definitive agreement with respect to a transaction, the consummation of which would constitute a change in control (provided it is actually consummated), and in either case ending on the second anniversary of the change in control.

  (iv)
  "disability" is defined as the inability of executive, as a result of any medically determinable physical or mental disease, injury, or congenital condition, to substantially perform his principal duties to the Company, with or without reasonable accommodation, for a continuous period of one-hundred and eighty days, or periods aggregating two-hundred and seventy days in any twelve-month period.

  (v)
  "good reason" is defined to mean the occurrence of any of the following circumstances without the express written consent of the executive:

  (a)
  the material diminishment of his authority, duties or responsibilities, it being understood that during a change in control period, good reason shall be deemed to have occurred for Mr. DeMarco if he is not the chief executive officer for the surviving, successor or acquiring entity (or the ultimate parent entity thereof) following the change in control;

  (b)
  a material reduction in base salary;

  (c)
  a material change in the geographic location at which the executive must perform the services under the 2019 DeMarco Employment Agreement; or

  (d)
  the failure of the Company to obtain agreement from any successor to assume and agree to perform the 2019 DeMarco Employment Agreement.

        Under the terms of the 2019 DeMarco Employment Agreement, upon a termination on account of death or disability, Mr. DeMarco (or his beneficiaries in the case of death) will be entitled to receive his accrued and unpaid base salary, expense reimbursement and benefits under the Company's health and welfare plans through the termination date, plus a prorated portion of the annual bonus payable for the year of such termination.

        In the event of a termination of Mr. DeMarco's employment without cause or by Mr. DeMarco for good reason during the Term or thereafter during a change in control period, subject to Mr. DeMarco signing a release in customary form, he will be entitled to the same benefits in the event of a termination due to death or disability, as described above, plus a lump sum cash payment equal to (i) if such termination occurs during the Term and not during a change in control period, two (2.0) times the sum of (x) his annual base salary immediately prior to the termination date and (y) his target bonus for the year during which termination occurs, or (ii) if such termination occurs during or after the expiration the Term and during a change in control period, three (3.0) times the sum of (x) his annual base salary immediately prior to the termination date and (y) his target bonus for the year during which termination occurs. In addition, Mr. DeMarco will be entitled to COBRA coverage premiums for up to eighteen months after such termination.

        Under the terms of the 2019 DeMarco Employment Agreement, (i) the expiration of the Term will not be considered a termination of Mr. DeMarco's employment by the Company with or without cause or the resignation of Mr. DeMarco for good reason or otherwise, and (ii) in the event a reorganization, spin-off, split-off or similar transaction (or series of transactions) involving the Company is consummated and, following the consummation of such transaction, Mr. DeMarco continues to be employed as chief executive officer of any successor entity (or the ultimate parent entity thereof) that expressly assumes the Company's obligations under the 2019 DeMarco Employment Agreement, the consummation of such transaction (or series of transactions) will not be considered a termination of Mr. DeMarco's employment by the Company with or without cause or the resignation of Mr. DeMarco for good reason or otherwise and, in each such case, Mr. DeMarco's employment will not be considered to have been constructively terminated for any reason unless he resigns for good reason in accordance with the 2019 DeMarco Employment Agreement.

        Pursuant to the 2019 DeMarco Employment Agreement, Mr. DeMarco will be subject to certain restrictive covenants, including non-competition and non-solicitation covenants during the period of his employment with the Company and for 12 months after termination of his employment in circumstances in which he is entitled to receive severance benefits under the 2019 DeMarco Employment Agreement.

        Michael J. DeMarco Class AO LTIP Award Agreement.    Pursuant to the terms of the 2019 DeMarco Employment Agreement, the Company has entered into the Class AO LTIP Award Agreement with Mr. DeMarco, which provides for the grant to Mr. DeMarco of 625,000 Class AO LTIP Units pursuant to the 2013 Plan and the Partnership Agreement. The Class AO LTIP Units were awarded to Mr. DeMarco to incentivize him to enter into the 2019 DeMarco Employment Agreement after the expiration of the 2015 DeMarco Employment Agreement. The Board of Directors believes that retaining Mr. DeMarco's continuing services as Chief Executive Officer is critical to the successful completion of the Company's ongoing strategic transformation, which Mr. DeMarco has led since he joined the Company in June 2015. To further incentivize Mr. DeMarco's performance under his new employment agreement, the Class AO LTIP Units are structured as the economic equivalent of stock options, such that Mr. DeMarco will only realize any value from the Class AO LTIP Units if the Company's stock price appreciates at least 16.5% during the term of the 2019 DeMarco Employment Agreement before any of the price vesting conditions (described below) are met prior to March 13, 2023. Class AO LTIP Units are intended to qualify as "profits interests" for federal income tax purposes and generally allow the recipient to realize value only to the extent the Common Stock trades at a price per share that exceeds $21.46, the closing price of the Common Stock, as reported on the NYSE, on the date of grant, subject to any vesting conditions applicable to the award. Under the Class AO LTIP Award Agreement, the Class AO LTIP Units issued to Mr. DeMarco are subject to the following vesting conditions:

  (i)
  250,000 of the Class AO LTIP Units will vest if the closing price of the Common Stock, as reported on the NYSE, has been equal to or greater than $25.00 per share for at least thirty consecutive trading days within four years of the date of grant (i.e., prior to March 13, 2023);

  (ii)
  an additional 250,000 of the Class AO LTIP Units will vest if the closing price of the Common Stock, as reported on the NYSE, has been equal to or greater than $28.00 per share for at least thirty consecutive trading days within four years of the date of grant; and

  (iii)
  an additional 125,000 of the Class AO LTIP Units will vest on the earliest date on which the closing price of the Common Stock, as reported on the NYSE, has been equal to or greater than $31.00 per share for at least thirty consecutive trading days within four years of the date of grant.

        The value of vested Class AO LTIP Units is realized through conversion of the Class AO LTIP Units into Common Units. The number of Common Units into which vested Class AO LTIP Units may be converted is determined based on the quotient of (i) the excess of the closing price of the Common Stock, as reported on the NYSE, on the conversion date over $21.46, divided by (ii) the closing price of the Common Stock, as reported on the NYSE, on the conversion date. Vested Class AO LTIP Units may be converted into Common Units within ten years of the date of grant.

        Under the Class AO LTIP Award Agreement, any Class AO LTIP Units held by Mr. DeMarco upon termination of his employment will be treated as follows:

  (i)
  if the termination of Mr. DeMarco's employment is due to death, disability, retirement, termination by the Company without cause, termination by Mr. DeMarco for good reason at any time, or termination by Mr. DeMarco without good reason after the expiration of the Term, then all unvested Class AO LTIP Units will continue to be eligible to vest upon satisfaction of the vesting conditions described above prior to March 13, 2023, and any

    Class AO LTIP Units held by Mr. DeMarco that remain unvested as of March 13, 2023 will automatically be forfeited, cancelled and become null and void, without payment of any consideration therefor, as of such date;

  (ii)
  if Mr. DeMarco's employment is terminated by the Company or any of its subsidiaries for cause, by Mr. DeMarco without good reason at any time, or by Mr. DeMarco without good reason during the Term, all Class AO LTIP Units held by Mr. DeMarco, to the extent not vested, shall terminate on the date of termination and, all other Class AO LTIP Units held by Mr. DeMarco, to the extent convertible under the terms of the Partnership Agreement as of the date of termination, will be convertible until the earlier to occur of (x) the date that is thirty days of the date of such termination of employment and (y) March 13, 2029.

        Under the Class AO LTIP Award Agreement, upon the occurrence of a change in control prior to March 13, 2023, if Mr. DeMarco's employment with the Company or any of its subsidiaries has not been terminated by the Company for cause prior to such change in control, then satisfaction of the vesting conditions described above will be ascertained on the date of such change in control based on the price per share of Common Stock (plus the value per share of Common Stock of any other consideration, as determined by the Board of Directors or the Compensation Committee) received by the Company's stockholders in connection with such change in control, and any previously unvested Class AO LTIP Units issued to Mr. DeMarco that do not become vested as of the date of such change in control as described above will automatically be forfeited, cancelled and become null and void, without payment of any consideration therefor, as of the date of such change in control.

        Under the Class AO LTIP Award Agreement, the terms "cause," "change in control," "change in control period," "disability" and "good reason" are substantially the same as defined in the 2019 DeMarco Employment Agreement. The term "retirement" is defined as the termination of Mr. DeMarco's employment for any reason other than death, disability, termination by the Company for cause or termination by Mr. DeMarco for good reason on or after the date that (i) Mr. DeMarco has attained 60 years of age and (ii) Mr. DeMarco has served as an employee of the Company for at least ten years.

        Notwithstanding the foregoing, the vesting of any Class AO LTIP Units upon the termination of Mr. DeMarco's employment or upon a change in control will be conditioned upon Mr. DeMarco (i) executing, and not revoking within the applicable period specified in the 2019 DeMarco Employment Agreement, a release of claims in the form required under the 2019 DeMarco Employment Agreement, and (ii) complying, during the period that any Class AO LTIP Units issued to Mr. DeMarco remain unvested, with the restrictive covenants, including, without limitation, the restrictions on engaging in competitive activities, soliciting service providers or clients, and utilizing confidential information, contained in the 2019 DeMarco Employment Agreement.

        Mr. DeMarco will generally accrue special income allocations in respect of a Class AO LTIP Unit equal to 10% of the income allocated in respect of a Common Unit into which a Class AO LTIP Unit may be converted. Upon conversion of any Class AO LTIP Units to Common Units, Mr. DeMarco will be entitled to receive in respect of each such Class AO LTIP Unit, on a per unit basis, a special cash distribution equal to 10% of the distributions received by a holder of an equivalent number of Common Units during the period from the grant date of the Class AO LTIP Units through the date of conversion.

        Marshall B. Tycher Employment Agreement.    On April 26, 2017, the Company, through its wholly-owned subsidiary Roseland Residential Trust, entered into an employment agreement with Mr. Tycher (the "Tycher Employment Agreement"), which replaced Mr. Tycher's previous employment agreement, dated October 23, 2012.

        The Tycher Employment Agreement provides for certain severance payments to Mr. Tycher, or his beneficiaries, upon death, disability, termination by the Company without cause, termination by Mr. Tycher for good reason during the term of his employment or within two years of a change in control. Under the Tycher Employment Agreement, the terms "cause," "change in control," "change in control period," "disability" and "good reason" are substantially the same as defined in the 2019 DeMarco Employment Agreement.

        Under the terms of the Tycher Employment Agreement, upon a termination on account of death or disability, Mr. Tycher (or his beneficiaries in the case of death) will receive a lump sum payment consisting of accrued and unpaid base salary, expense reimbursement and benefits under the Company's health and welfare plans through the termination date, any earned but unpaid annual bonus for the previous year, plus a prorated portion of the annual bonus payable for the year of such termination. Upon a termination by the Company without cause or by Mr. Tycher for good reason during the term of the Tycher Employment Agreement or thereafter during a change in control period, Mr. Tycher will be entitled to the same benefits as in the event of a termination due to death or disability, as well as (i) a lump sum cash payment equal to one and one-half (1.5) times the sum of (a) his annual base salary immediately prior to the termination date, and (b) his target bonus for the year during which termination occurs and (ii) COBRA payments for up to 18 months after termination.

        Under the terms of the Tycher Employment Agreement, any time on or after July 1, 2018, Mr. Tycher may elect to step down as Chairman of Roseland and continue as non-executive chairman for a reduced salary of $400,000 annually (the "Transition"), provided that any such Transition will not trigger any severance benefits payable under the Tycher Employment Agreement.

        Employment Agreements with David J. Smetana, Ricardo Cardoso and Gary T. Wagner.    The Company has entered into employment agreements with Messrs. Smetana, Cardoso and Wagner, each dated as of January 26, 2018, and amendments to the employment agreements with Messrs. Cardoso and Wagner, each dated as of March 24, 2020 (each, as so amended, an "Officer Employment Agreement" and, collectively, the "Officer Employment Agreements"). Each of the Officer Employment Agreements has an initial term expiring on December 31, 2020.

        Each of the Officer Employment Agreements provides for the following compensation and benefits:

  •
  an annual base salary of $450,000; and

  •
  annual cash bonus opportunity to be based on performance goals to be established annually by the Compensation Committee.

        Under each of the Officer Employment Agreements, upon a termination of employment on account of death or disability, the officer (or his beneficiaries in the case of death) will receive payments (payable as and when such amounts would have been payable had the officer's employment not ended) consisting of accrued and unpaid base salary, expense reimbursement and benefits under the Company's health and welfare plans through the termination date, any earned but unpaid annual bonus for the previous year, plus a prorated portion of the annual bonus payable for the year of such termination. Upon a termination of employment by the Company without cause or by the officer for good reason during the term of the applicable Officer Employment Agreement, subject to the officer signing a release in the form attached to each of the Officer Employment Agreements, the officer will be entitled to the same benefits as in the event of a termination due to death or disability plus a lump sum cash payment equal to one and one-half (1.5) times (the "Severance Multiple") the sum of such officer's (i) annual base salary immediately prior to the termination date and (ii) target annual bonus for the year of such termination, provided, however, that in the event such termination occurs in a change in control period, the Severance Multiple for Messrs. Cardoso and Wagner will be two (2.0) times. Under the Officer Employment Agreements, the terms "cause," "change in control," "change in control period," "disability" and "good reason" are substantially the same as defined in the 2019 DeMarco Employment Agreement.

        Long-Term Incentive Plan Award Agreements.    In connection with the grants of time-based LTIP Units (the "Time-Based LTIP Units") to certain of the Company's Named Executive Officers (each, a "Grantee") in 2017, 2018, 2019 and 2020, the Company has entered into a 2017 Time-Based Long-Term Incentive Plan Award Agreement, a 2018 Time-Based Long-Term Incentive Plan Award Agreement, a 2019 Time-Based Long Term Incentive Plan Award Agreement, and a 2020 Time-Based Long Term Incentive Plan Award Agreement with each Grantee (collectively, the "Time-Based LTIP Agreements").

        Under the Time-Based LTIP Agreements, any unvested Time-Based LTIP Units held by a Grantee upon termination of his employment will be treated as follows:

  (i)
  if the Grantee's employment is terminated due to death, disability or retirement, all unvested Time-Based LTIP Units held by the Grantee will immediately vest in full as of the date of termination;

  (ii)
  if the Grantee's employment is terminated during the term of the Grantee's employment agreement and not during a change of control period by the Company without cause or by the Grantee for good reason (each, a "Qualified Termination"), the unvested Time-Based LTIP Units held by the Grantee will vest on a pro rata basis based on the number of calendar days that have elapsed from the date of grant of the Time-Based LTIP Units and the date of termination, and all unvested Time-Based LTIP Units that do not become vested will automatically be forfeited, cancelled and become null and void, without payment of any consideration therefor, as of the date of termination;

  (iii)
  if the Grantee's employment is terminated during a change of control period by the Company without cause or by the Grantee for good reason, all unvested Time-Based LTIP Units held by the Grantee will immediately vest in full as of the date of such termination;

  (iv)
  if the Grantee's employment is terminated after the expiration of the term of the Grantee's employment agreement but not during a change of control period for any reason other than by the Company for cause, all unvested Time-Based LTIP Units held by the Grantee will immediately vest in full as of the date of such termination; or

  (v)
  if the Grantee's employment is terminated other than due to a Qualified Termination or a termination due to death, disability, retirement, by the Company without cause after the expiration of the term of the Grantee's employment agreement, by the Grantee for any reason after the expiration of the term of Grantee's employment agreement or, during a change of control period, by the Company without cause or by the Grantee for good reason, all unvested Time-Based LTIP Units held by the Grantee will automatically and without notice be forfeited, cancelled and become null and void, without payment of any consideration therefor, as of the date of termination.

        Under the Time-Based LTIP Agreements, notwithstanding the acceleration of vesting of any Time-Based LTIP Units held by the Grantee, as described above, the Grantee will not have the right to transfer or redeem such Time-Based LTIP Units until such dates as of which such Time-Based LTIP Units would have become vested pursuant to the three-year vesting period under the applicable Time-Based LTIP Agreement, absent the Grantee's death, disability, retirement or Qualified Termination, as applicable.

        Notwithstanding the foregoing, the vesting of any Time-Based LTIP Units upon the termination of a Grantee's employment will be conditioned upon such Grantee (i) executing, and not revoking or breaching prior to the vesting time period under the applicable Time-Based LTIP Agreement, a release of claims in a form required by the Compensation Committee, and (ii) complying with any restrictive covenants, including any restrictions in competitive activities, soliciting service providers or clients, or utilizing confidential information, contained in the Grantee's employment agreement.

        Under the Time-Based LTIP Agreements, the terms "cause," "change of control," "disability" and "good reason" have the same meaning as in the applicable employment agreement. The term "change of control period" is defined as the period commencing on the earlier of (i) the date that a change of control occurs or (ii) the date that the Company enters into a definitive agreement with respect to a transaction, the consummation of which would constitute a change of control (provided it is actually consummated), and in either case ending on the second anniversary of the change of control. The term "retirement" is defined as the termination of the Grantee's employment for any reason other than death, disability, termination by the Company for cause or termination by the Grantee for good reason on or after the date that the Grantee has attained 60 years of age and has served as an employee of the Company for at least ten years.

        In connection with the grants of performance-based LTIP Units (the "Performance-Based LTIP Units") to certain of the Company's Named Executive Officers (each, a "Grantee") in 2016, 2017, 2018, 2019, and 2020 the Company has entered into a 2016 Performance-Based Long-Term Incentive Plan Award Agreement, a 2017 Performance-Based Long-Term Incentive Plan Award Agreement, a 2018 Performance-Based Long-Term Incentive Plan Award Agreement, a 2019 Performance-Based Long-Term Incentive Plan Award Agreement, and a 2020 Performance-Based Long-Term Incentive Plan Award Agreement with each Grantee (collectively, the "Performance-Based LTIP Agreements").

        Under the Performance-Based LTIP Agreements, any unvested Performance-Based LTIP Units held by a Grantee upon termination of his employment will be treated as follows:

  (i)
  if the Grantee's employment is terminated by the Company without cause, by the Grantee for good reason, by the Grantee without good reason after the expiration of the term of the Grantee's then effective employment agreement, or by reason of death, disability or retirement (each, a "Qualified Termination"), prior to the third anniversary of the date of grant (the "Initial Valuation Date"), the unvested Performance-Based LTIP Units held by the Grantee will not be forfeited and will continue to be eligible to vest on the applicable vesting dates, on a pro rata basis, based on the number of calendar days that have elapsed from the date of grant to the date of termination, with satisfaction of the applicable performance criteria to be determined (A) if the date of such Qualified Termination occurs during the term of the Grantee's then effective employment agreement, as of the Initial Valuation Date, or (B) if the date of such Qualified Termination occurs after the expiration of the term of the Grantee's then effective employment agreement, as of the date of such Qualified Termination;

  (ii)
  if the Grantee's employment is terminated due to a Qualified Termination after the Initial Valuation Date, all unvested Performance-Based LTIP Units held by the Grantee will vest immediately and automatically, but the Grantee will not have the right to transfer or redeem such Performance-Based LTIP Units until such dates as of which such Performance-Based LTIP Units would have become vested absent a Qualified Termination; and

  (iii)
  if the Grantee's employment is terminated other than due to a Qualified Termination, all unvested Performance-Based LTIP Units held by the Grantee will automatically and without notice terminate, be forfeited and become null and void, as of the date of such termination.

        Under the Performance-Based LTIP Agreements (other than the 2020 Performance-Based Long-Term Incentive Plan Award Agreement), upon the occurrence of a change of control, if (i) a

Grantee's employment is terminated due to a Qualified Termination during a change of control period or (ii) the Company or its successor does not assume, convert, or replace the Performance-Based LTIP Units with a security with substantially the same rights, privileges, preferences of the Performance-Based LTIP Units, then the unvested Performance-Based LTIP Units held by the Grantee will immediately vest based on actual performance measured as of the date of the change of control.

        Under the 2020 Performance-Based Long-Term Incentive Plan Award Agreement, upon the occurrence of a change of control, if (1) a Grantee's employment is terminated due to a Qualified Termination during a change of control period or (ii) the Company or its successor does not assume, convert or replace the Performance-Based LTIP Units with a security with substantially the same rights, privileges, preferences of the Performance-Based LTIP Units, then the number of unvested Performance-Based LTIP Units held by the Grantee that will immediately vest will be equal to the greater of (x) the number of Performance-Based LTIP Units that would vest based on actual performance measured as of the date of the change of control and (y) the number of Performance-Based LTIP Units that would vest upon achievement of the Target performance level for each of the Absolute TSR and Relative TSR components of the award.

        Notwithstanding the foregoing, the vesting of any Performance-Based LTIP Units upon the termination of a Grantee's employment or upon a change of control will be conditioned upon the Grantee (i) executing, and not revoking or breaching prior to the vesting time period under the applicable Performance-Based LTIP Agreement, a release of claims in a form required by the Compensation Committee, and (ii) complying with any restrictive covenants, including any restrictions in competitive activities, soliciting service providers or clients, or utilizing confidential information, contained in the applicable employment agreement.

        Under the Performance-Based LTIP Agreements, the terms "cause," "change of control," "disability" and "good reason" have the same meaning as in the applicable employment agreement. The term "change of control period" is defined as the period commencing on the earlier of (i) the date that a change of control occurs or (ii) the date that the Company enters into a definitive agreement with respect to a transaction, the consummation of which would constitute a change of control (provided it is actually consummated), and in either case ending on the second anniversary of the change of control. The term "retirement" is defined as the termination of the Grantee's employment for any reason other than death, disability, termination by the Company for cause or termination by the Grantee for good reason on or after the date that the Grantee has attained 60 years of age and has served as an employee of the Company for at least ten years.

Potential Payments Upon Termination or Change In Control

        The following table sets forth information regarding amounts payable to Messrs. DeMarco, Tycher, Smetana, Cardoso and Wagner pursuant to their respective employment agreements in effect as of April 16, 2020 in connection with a termination of employment or change in control, calculated as if the applicable termination event occurred on December 31, 2019. Except for the termination events set forth in the table below, as of December 31, 2019, the Named Executive Officers were not entitled to any other payments upon a change in control.

Name	Payments upon termination by Company without cause or by executive for good reason(1)		Payment upon termination due to death or disability(1)		Payments upon termination by the Company without cause or by the executive for good reason within two years of a change in control(1)
Michael J. DeMarco	$10,220,086	(2)	$7,606,208	(3)	$17,049,653	(4)
Chief Executive Officer
Marshall Tycher	$6,317,477	(5)	$4,707,464	(6)	$9,323,359	(7)
Chairman, Roseland Residential Trust
David Smetana	$2,022,266	(8)	$634,294	(9)	$2,434,442	(10)
Chief Financial Officer
Ricardo Cardoso	$1,799,581	(11)	$879,703	(12)	$2,700,642	(13)
Chief Investment Officer
Gary T. Wagner	$1,780,964	(14)	$879,703	(12)	$2,682,025	(15)
General Counsel and Secretary

(1)
The terms "cause," "good reason," "disability" and "change in control" have the meanings ascribed to such terms in the applicable agreements.

(2)
Amount includes: (i) an aggregate cash payment of $4,000,000; (ii) immediate vesting of 74,735 LTIP Units subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $1,728,621; (iii) immediate vesting of 192,723 LTIP Units subject to performance-based vesting, based on achievement of the Maximum level for Absolute TSR and the Maximum level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2019 and as adjusted on a pro rata basis for time of service from the grant date through December 31, 2019, valued at $4,457,683; and (iv) the continuation of health insurance coverage for a period of 18 months, valued at approximately $33,782. Based on the closing price per share of the Common Stock of $23.13, as reported on the NYSE on December 31, 2019, if Mr. DeMarco's employment were terminated by the Company for cause or by Mr. DeMarco for good reason effective as of December 31, 2019, then none of the vesting conditions set forth in the Class AO LTIP Unit Award Agreement would be satisfied upon such termination, and all Class AO LTIP Units held by Mr. DeMarco would continue to be eligible to vest upon satisfaction of the vesting conditions prior to March 13, 2023.

(3)
Amount includes: (i) immediate vesting of 136,123 LTIP Units subject to time-based vesting, valued at $3,148,525 and (ii) immediate vesting of 192,723 LTIP Units subject to performance-based vesting, based on achievement of the Maximum level for Absolute TSR and the Maximum level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2019 and as adjusted on a pro rata basis for time of service from the grant date through December 31, 2019, valued at $4,457,683. Based on the closing price per share of the Common Stock of $23.13, as reported on the NYSE on December 31, 2019, if Mr. DeMarco's employment were terminated due to death or disability effective as of December 31, 2019, then none of the vesting conditions set forth in the Class AO LTIP Unit Award Agreement would be satisfied upon such termination, and all Class AO LTIP Units held by Mr. DeMarco would continue to be eligible to vest upon satisfaction of the vesting conditions prior to March 13, 2023.

(4)
Amount includes: (i) an aggregate cash payment of $6,000,000; (ii) immediate vesting of 136,123 LTIP Units subject to time-based vesting, valued at $3,148,525; (iii) immediate vesting of 340,136 LTIP Units subject to performance-based vesting, based on achievement of the Maximum level for Absolute TSR and the Maximum level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2019, valued at $7,867,346; and (iv) the continuation of health insurance coverage for a period of 18 months, valued at approximately $33,782. If a change in control occurred prior to March 13, 2023 and the price per share of Common Stock (plus the value per share of Common Stock of any other consideration, as determined by the Board of Directors or the Compensation Committee) received by the Company's stockholders in connection with such change in control were equal to the closing price per share of the Common Stock of $23.13, as reported on the NYSE on December 31, 2019, then none of the vesting conditions set forth in the Class AO LTIP Unit Award Agreement would be satisfied upon the occurrence of such change in control (irrespective of whether Mr. DeMarco's employment were terminated upon such change of control or at any time thereafter), and all of the Class AO LTIP Units granted to Mr. DeMarco pursuant to Class AO LTIP Unit Award Agreement would automatically be forfeited, cancelled and become null and void, without payment of any consideration therefor, as of the date of such change in control.

(5)
Amount includes: (i) a lump sum cash payment of $2,700,000; (ii) immediate vesting of 48,645 LTIP Units subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $1,125,159; (iii) immediate vesting of 105,998 LTIP Units subject to performance-based vesting, based on achievement of the Maximum level for Absolute TSR and the Maximum level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2019 and as adjusted on a pro rata basis for time of service from the grant date through December 31, 2019, valued at $2,451,734; and (iv) the continuation of health insurance coverage for a period of 18 months, valued at approximately $40,584.

(6)
Amount includes: (i) immediate vesting of 97,524 LTIP Units subject to time-based vesting, valued at $2,255,730; and (ii) immediate vesting of 105,998 LTIP Units subject to performance-based vesting, based on achievement of the Maximum level for Absolute TSR and the Maximum level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2019 and as adjusted on a pro rata basis for time of service from the grant date through December 31, 2019, valued at $2,451,734.

(7)
Amount includes: (i) a lump sum cash payment of $2,700,000; (ii) immediate vesting of 97,524 LTIP Units subject to time-based vesting, valued at $2,255,730; (iii) immediate vesting of 187,075 LTIP Units subject to performance-based vesting, based on achievement of the Maximum level for Absolute TSR and the Maximum level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2019, valued at $4,327,045; and (iv) the continuation of health insurance coverage for a period of 18 months, valued at approximately $40,584.

(8)
Amount includes: (i) an aggregate cash payment of $1,575,000; (ii) immediate vesting of 7,338 LTIP Units subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $169,728; (iii) immediate vesting of 9,636 LTIP Units subject to performance-based vesting, based on achievement of the Maximum level for Absolute TSR and the Maximum level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2019 and as adjusted on a pro rata basis for time of service from the grant date through December 31, 2019, valued at $222,881; and (iv) the continuation of health insurance coverage for a period of 18 months, valued at approximately $54,657.

(9)
Amount includes: (i) immediate vesting of 17,787 LTIP Units subject to time-based vesting, valued at $411,413; and (ii) immediate vesting of 9,636 LTIP Units subject to performance-based vesting, based on achievement of the Maximum level for Absolute TSR and the Maximum level for Relative TSR for the awards granted in 2018 based on actual performance measured as of December 31, 2019 and as adjusted on a pro rata basis for time of service from the grant date through December 31, 2019, valued at $222,881.

(10)
Amount includes: (i) an aggregate cash payment of $1,575,000; (ii) immediate vesting of 17,787 LTIP Units subject to time-based vesting, valued at $411,413; (iii) immediate vesting of 17,007 LTIP Units subject to performance-based vesting, based on achievement of the Maximum level for Absolute TSR and the Maximum level for Relative TSR for the awards granted in 2018 and based on actual performance measured as of December 31, 2019, valued at $393,372; and (iv) the continuation of health insurance coverage for a period of 18 months, valued at approximately $54,657.

(11)
Amount includes: (i) an aggregate cash payment of $1,181,250; (ii) immediate vesting of 13,080 LTIP Units subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $302,540; (iii) immediate vesting of 12,848 LTIP Units subject to performance-based vesting, based on achievement of the Maximum level for Absolute TSR and the Maximum level for Relative TSR for the awards granted in 2018 and based on actual performance measured as of December 31, 2019 and as adjusted on a pro rata basis for time of service from the grant date through December 31, 2019, valued at $297,174; and (iv) the continuation of health insurance coverage for a period of 18 months, valued at approximately $18,617.

(12)
Amount includes: (i) immediate vesting of 25,185 LTIP Units subject to time-based vesting, valued at $582,529; and (ii) immediate vesting of 12,848 LTIP Units subject to performance-based vesting, based on achievement of the Maximum level for Absolute TSR and the Maximum level for Relative TSR for the awards granted in 2018 and based on actual performance measured as of December 31, 2019 and as adjusted on a pro rata basis for time of service from the grant date through December 31, 2019, valued at $297,174.

(13)
Amount includes: (i) an aggregate cash payment of $1,575,000; (ii) immediate vesting of 25,185 LTIP Units subject to time-based vesting, valued at $582,529; (iii) immediate vesting of 22,676 LTIP Units subject to performance-based vesting, based on achievement of the Maximum level for Absolute TSR and the Maximum level for Relative TSR for the awards granted in 2018 and based on actual performance measured as of December 31, 2019, valued at $524,496; and (iv) the continuation of health insurance coverage for a period of 18 months, valued at approximately $18,617.

(14)
Amount includes: (i) an aggregate cash payment of $1,181,250; (ii) immediate vesting of 13,080 LTIP Units subject to time-based vesting, as adjusted on a pro rata basis for the term of service relative to the three-year vesting term of the award, valued at $302,540; and (iii) immediate vesting of 12,848 LTIP Units subject to performance-based vesting, based on achievement of the Maximum level for Absolute TSR and the Maximum level for Relative TSR for the awards granted in 2018 and based on actual performance measured as of December 31, 2019 and as adjusted on a pro rata basis for time of service from the grant date through December 31, 2019, valued at $297,174.

(15)
Amount includes: (i) an aggregate cash payment of $1,575,000; (ii) immediate vesting of 25,185 LTIP Units subject to time-based vesting, valued at $582,529; and (iii) immediate vesting of 22,676 LTIP Units subject to performance-based vesting, based on achievement of the Maximum level for Absolute TSR and the Maximum level for Relative TSR for the awards granted in 2018 and based on actual performance measured as of December 31, 2019, valued at $524,496.

 CEO Pay Ratio

        Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K promulgated by the SEC thereunder requires the Company to disclose the median of the annual total compensation of all employees, excluding the chief executive officer, and the ratio of the median of the annual total compensation of all employees to the annual total compensation of the chief executive officer. In 2019, we identified the median employee using our employee population on December 31, 2019 and based on each employee's total compensation, using the same elements of compensation reportable in the Summary Compensation Table for Named Executive Officers as the "consistently applied compensation measure" under Item 402(u) of Regulation S-K. We did not perform adjustments to the compensation paid to part-time employees to calculate what they would have been paid on a full-time basis. We did not make any assumptions, adjustments, or estimates other than annualizing the compensation for any permanent (full-time or part-time) employees that were not employed by us for all of 2019. We then calculated the 2019 total compensation for the 2019 median employee using the same methodology as required for the 2019 Summary Compensation Table.

        In 2019, the total compensation of our median employee, excluding the chief executive officer, as calculated using Summary Compensation Table requirements, was $84,223; the chief executive officer's total compensation was $8,967,501, as reported in the Summary Compensation Table; and the ratio of the chief executive officer's total compensation for 2019 to the 2019 total compensation for the median employee was 106:1.

Equity Compensation Plan Information

        The following table summarizes information, as of December 31, 2019, relating to equity compensation plans of the Company (including individual compensation arrangements) pursuant to which equity securities of the Company are authorized for issuance.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights		(b) Weighted-Average Exercise Price of Outstanding Options and Rights		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))
Equity Compensation Plans Approved by Stockholders	1,467,690	(2)	17.31	(3)	709,246
Equity Compensation Plans Not Approved by Stockholders(1)	59,899		N/A		N/A	(4)
Total	1,527,589		N/A		709,246

(1)
The only plan included in the table that was adopted without stockholder approval was the Directors' Deferred Compensation Plan. See Note 15: Mack-Cali Realty Corporation Stockholders' Equity and Mack-Cali Realty, L.P.'s Partners' Capital—Deferred Stock Compensation Plan For Directors, to the Company's financial statements beginning on page 127 of the Company's Annual Report on Form 10-K for the year ended December 31, 2019.

(2)
Includes 42,690 shares of unvested restricted Common Stock, 625,000 Class AO LTIP Units, and 800,000 unexercised options.

(3)
Weighted average exercise price of outstanding options; excludes restricted Common Stock and LTIP Units.

(4)
The Directors' Deferred Compensation Plan does not limit the number of stock units issuable thereunder, but applicable SEC and NYSE rules restricted the aggregate number of stock units issuable thereunder to one percent (1%) of the Company's outstanding shares when the plan commenced on January 1, 1999.

COMPENSATION OF DIRECTORS

        Directors' Fees.    In 2019, each non-employee director was paid an annual fee of $65,000, plus $1,500 for attendance at, or telephonic participation in, any board or committee meeting. The Chairperson of each of the Audit Committee, the Executive Committee, the Nominating and Corporate Governance Committee and the Compensation Committee was paid an additional annual fee of $15,000 in 2019, and the Lead Independent Director was paid an additional annual fee of $40,000 in 2019. Each director also was reimbursed for expenses incurred in attending board and committee meetings. For fiscal year 2019, the Company's non-employee directors received directors' fees or fee equivalents (see "Compensation of Directors—Directors' Deferred Compensation Plan" below) in the amounts set forth in the table below.

        Directors' Deferred Compensation Plan.    Pursuant to the Amended and Restated Directors' Deferred Compensation Plan, originally effective as of January 1, 1999 (the "Directors' Deferred Compensation Plan"), each non-employee director is entitled to defer all or a specified portion of the annual fee to be paid to such director. The account of a director who elects to defer such compensation under the Directors' Deferred Compensation Plan is credited with the hypothetical number of stock units, calculated to the nearest thousandths of a unit, determined by dividing the amount of cash compensation deferred on the quarterly deferral date by the closing market price of the Common Stock on such quarterly deferral date. Any stock dividend declared by the Company on Common Stock results in a proportionate increase in units in the director's account as if such director held shares of Common Stock equal to the number of units in such director's account. Payment of a director's account may only be made in a lump sum in shares of Common Stock equal to the number of units in a director's account after either the director's service on the Board of Directors has terminated or there has been a change in control of the Company. On December 9, 2008, the Directors' Deferred Compensation Plan was amended and restated to conform to the requirements of Section 409A of the Code. In 2019, Nathan Gantcher, David S. Mack, Alan G. Philibosian, Irvin D. Reid, and Vincent Tese elected to receive a portion of their respective cash fees earned in 2019 in the form of deferred stock units under the Directors' Deferred Compensation Plan.

        Directors' Stock Incentive Plan.    The Company has one equity compensation plan pursuant to which equity compensation awards to non-employee members of the Board of Directors may be made: the 2013 Plan. On December 3, 2019, each non-employee member of the Board of Directors was granted shares of restricted Common Stock with an approximate grant-date fair value of $90,000 under the 2013 Plan. These restricted shares will vest on the date of the 2020 Annual Meeting of Stockholders.

 2019 Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
William L. Mack	72,500	89,991	162,491
Alan R. Batkin	43,393	89,991	133,384
Alan S. Bernikow	163,500	89,991	253,491
Frederic Cumenal	58,393	89,991	148,384
Kenneth M. Duberstein	39,786	—	39,786
Nathan Gantcher	48,044	—	48,044
MaryAnne Gilmartin	58,393	89,991	148,384
Nori Gerardo Lietz	43,393	89,991	133,384
David S. Mack	32,286	—	32,286
Lisa Myers	55,393	89,991	145,384
Alan G. Philibosian	39,786	—	39,786
Laura H. Pomerantz	43,393	89,991	133,384
Irvin D. Reid	102,500	89,991	192,491
Rebecca Robertson	83,000	89,991	172,991
Vincent Tese	45,044	—	45,044

(1)
Of the cash fees earned or paid in 2019, the following amounts were paid in deferred stock units in lieu of cash pursuant to elections made by each such director: $32,500, $32,500, $20,000, $32,500, $16,250, $8,125, $72,500 and $20,000 for Messrs. Batkin, Cumenal, Gantcher, Lietz, D. Mack, Philibosian, Reid, and Tese, respectively.

(2)
On December 3, 2019, each non-employee member of the Board of Directors was granted 4,269 shares of restricted Common Stock. The grant date fair value of these shares calculated in accordance with ASC 718 was $21.08 per share. For a discussion of the Company's assumptions and accounting treatment of its equity compensation awards, see Note 2: Significant Accounting Policies—Stock Compensation, to the Company's financial statements beginning on page 92 of the Company's Annual Report on Form 10-K for the year ended December 31, 2019.

 PROPOSAL NO. 2
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The following proposal gives our stockholders the opportunity to vote to approve or not approve, on an advisory basis, the compensation of our named executive officers as disclosed in the "Compensation Discussion and Analysis" and "Executive Compensation" sections of this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices with respect to our named executive officers. We are providing this vote as required by Section 14A of the Exchange Act, which was added to the Exchange Act by Section 951 of the Dodd-Frank Act. We provide this vote annually based on an election made by our stockholders at our 2017 annual meeting of stockholders, and we will ask our stockholders to vote on the frequency of this advisory vote again at our 2023 annual meeting of stockholders. The Board of Directors believes that the overall design and function of the Company's executive compensation program is appropriate and effective in aligning the interests of management and the Company's stockholders and that management is properly incentivized to manage the Company in a prudent manner. Accordingly, we are asking our stockholders to vote "FOR" the adoption of the following resolution:

          "RESOLVED, that the stockholders advise that they approve the compensation of the named executive officers of the Company, as disclosed in the "Compensation Discussion and Analysis" and "Executive Compensation" sections of this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which disclosure shall include the Compensation Discussion and Analysis, the compensation tables, and any related material)."

        Although the vote is non-binding, the Board of Directors and the Compensation Committee will review the voting results in connection with their ongoing evaluation of the Company's executive compensation program.

        Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ADVISORY APPROVAL OF THE RESOLUTION SET FORTH ABOVE.

 PROPOSAL NO. 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

        PricewaterhouseCoopers LLP served as the Company's independent registered public accountants for the fiscal year ended December 31, 2019, and has been appointed by the Audit Committee to continue as the Company's independent registered public accountants for the fiscal year ending December 31, 2020. In the event that ratification of this appointment of the Company's independent registered public accountants is not approved at the Annual Meeting, then the appointment of the Company's independent registered public accountants will be reconsidered by the Audit Committee. Unless marked to the contrary, proxies received will be voted for ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2020.

        A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions.

        Your ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2020 does not preclude the Board of Directors from terminating its engagement of PricewaterhouseCoopers LLP and retaining a new independent registered public accounting firm if it determines that such an action would be in the best interests of the Company. If the Company elects to retain a new independent registered public accounting firm, such independent registered public accountants will be another "Big 4" accounting firm.

        The Company was billed for professional services rendered in 2019 by PricewaterhouseCoopers LLP, the details of which are disclosed below.

Pre-Approval Policies and Procedures

        Pursuant to its charter, the Audit Committee has the sole authority to appoint or replace the Company's independent registered public accountants (subject, if applicable, to stockholder ratification). The Audit Committee is directly responsible for the compensation and oversight of the work of the Company's independent registered public accountants (including resolution of disagreements between management and the Company's independent registered public accountants regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Company's independent registered public accountants are engaged by, and report directly to, the Audit Committee.

        The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accountants, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and SEC Rule 2-01(c)(7)(i)(C) of Regulation S-X, all of which are approved by the Audit Committee prior to the completion of the audit. In the event pre-approval for such auditing services and permitted non-audit services cannot be obtained as a result of inherent time constraints in the matter for which such services are required, the Chairman of the Audit Committee has been granted the authority to pre-approve such services, provided that the estimated cost of such services on each such occasion does not exceed $125,000, and the Chairman of the Audit Committee reports for ratification such pre-approval to the Audit Committee at its next scheduled meeting. The Audit Committee has complied with the procedures set forth above, and has otherwise complied with the provisions of its charter.

Audit Fees

        The aggregate fees and expenses incurred by the Company and its consolidated subsidiaries for fiscal years ended December 31, 2019 and 2018 for professional services rendered by PricewaterhouseCoopers LLP or its affiliates in connection with (i) the audit of the Company's annual financial statements; (ii) the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30; (iii) a consent issued in connection with a registration statement; and (iv) services provided in connection with statutory and regulatory filings or engagements, including attestation services required by Section 404 of the Sarbanes-Oxley Act of 2002, were $2,062,640 and $1,703,360, respectively.

Audit-Related Fees

        The aggregate audit related fees and expenses incurred for the fiscal years ended December 31, 2019 and December 31, 2018, including subscription-based publications, accounting systems conversion consulting services for the Company and assurance and related services rendered by PricewaterhouseCoopers LLP related to Roseland Residential Trust were $670,936 and $371,000, respectively.

Tax Fees

        The aggregate fees incurred by the Company for fiscal years ended December 31, 2019 and 2018 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning were $231,000 and $231,000, respectively. These services consisted of reviewing the Company's tax returns.

All Other Fees

        There were no fees or expenses incurred by the Company for fiscal years ended December 31, 2019 and 2018 for other services rendered by PricewaterhouseCoopers LLP.

Vote Required and Board of Directors' Recommendation

        Assuming a quorum is present, the affirmative vote of a majority of the votes cast at the Annual Meeting, either in person or by proxy, is required for approval of this proposal. Abstentions will have no effect on the outcome of this proposal. Because the ratification of the appointment of the independent auditors is a discretionary item, we do not anticipate receiving any broker non-votes with respect to this proposal.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

 SUBMISSION OF STOCKHOLDER PROPOSALS

        The Company intends to hold its 2021 annual meeting of stockholders on or about June 9, 2021. To be considered for inclusion in the Company's notice of annual meeting and proxy statement for, and for presentation at, the annual meeting of the Company's stockholders to be held in 2021, a stockholder proposal submitted pursuant to Rule 14a-8 of Regulation 14A under the Exchange Act must be received by Gary T. Wagner, General Counsel and Secretary, Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311, no later than January 8, 2021, and must otherwise comply with applicable rules and regulations of the SEC, including Rule 14a-8. Stockholder proposals that are timely submitted and otherwise meet the requirements of Rule 14a-8 will be included in the Company's proxy statement for the annual meeting of the Company's stockholders to be held in 2021.

        The Company's bylaws require advance notice of any proposal by a stockholder intended to be presented at an annual meeting that is not included in the Company's notice of annual meeting and proxy statement because it was not timely submitted under the preceding paragraph pursuant to Rule 14a-8, or made by or at the direction of any member of the Board of Directors, including any proposal for the nomination for election as a director. To be considered for such presentation at the annual meeting of the Company's stockholders to be held on or about June 9, 2021, any such stockholder proposal must be received by Gary T. Wagner, General Counsel and Secretary, Mack-Cali Realty Corporation, no earlier than February 10, 2021 and no later than March 12, 2021, and discretionary authority may be used if untimely submitted.

 ANNUAL REPORT ON FORM 10-K

        The Company will furnish without charge to each person whose proxy is being solicited, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to Gary T. Wagner, General Counsel and Secretary, Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311.

 OTHER MATTERS

        The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies authorized pursuant to this Proxy Statement will be voted in respect thereof and in accordance with the judgments of the persons voting the proxies.

        It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope or to promptly authorize a proxy to vote your shares by internet or telephone in accordance with the instructions on the accompanying proxy card.

By Order of the Board of Directors,

Gary T. Wagner General Counsel and Secretary

ANNEX A
ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

        Under applicable SEC rules and regulations, members of the Board of Directors, the Board of Directors' nominees, and certain officers and other employees of the Company are "participants" with respect to the Company's solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about such persons (the "Participants").

Directors and Nominees

        The following table sets forth the names and business addresses of the members of the Board of Directors and the Board of Directors' nominees as well as the names and principal business addresses of the corporation or other organization in which the principal occupations or employment of each such person is carried on. The principal occupations or employment of the members of the Board of

Directors and the Board of Directors' nominees are set forth under the headings "Proposal No. 1—Election of Directors" and "Biographical Information Concerning Directors" in the Proxy Statement.

Name	Business Address
William Mack, Chairman of the Board	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Michael J. DeMarco, Chief Executive Officer and Director	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Alan R. Batkin*, Director	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Alan S. Bernikow, Lead Independent Director	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Frederic Cumenal*, Director	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
MaryAnne Gilmartin*, Director	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Nori Gerardo Lietz*, Director	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Lisa Myers, Director	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Laura Pomerantz, Director	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Irvin D. Reid, Director	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Rebecca Robertson, Director	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Z. Jamie Behar, Director Nominee	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Michael Berman, Director Nominee	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Howard Roth, Director Nominee	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Gail Steinel, Director Nominee	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311
Lee Wielansky, Director Nominee	c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311

*
Pursuant to Instruction 3(a) to Item 4(b) of Schedule 14A, as a current director of the Company, this individual is deemed to be a "participant" in the Company's solicitation of proxies in connection with the Annual Meeting.

Certain Officers

        The Participants who are executive officers and employees of the Company are Michael DeMarco, Marshall Tycher, David Smetana, Gary Wagner, Ricardo Cardoso, Nicholas Hilton, Giovanni DeBari, and Deidre Crockett. The business address for each is c/o Mack-Cali Realty Corporation, Harborside 3, 210 Hudson Street, 7th Floor, Jersey City, New Jersey 07311. Their principal occupations are stated in the Proxy Statement.

Associates of Certain Participants

        The associates of certain Participants who beneficially own the Company's securities are:

Name	Business Address
The William and Phyllis Mack Foundation, Inc.	Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311
The Mack 2010 Family Trust II	Harborside 3, 210 Hudson Street, Ste. 400, Jersey City, New Jersey 07311

Information Regarding Ownership of the Company's Securities by Participants and Their Associates

        The number of the Company's securities beneficially owned by the Company's directors, director nominees and executive officers, and their respective associates, and the number of securities of any parent or subsidiary of the Company (including the Operating Partnership) beneficially owned by the Company's directors, director nominees and executive officers, as of April 16, 2020, is set forth under the heading "Directors and Executive Officers" in the Proxy Statement.

Information Regarding Transactions in the Company's Securities by Participants

        The following table sets forth acquisitions and dispositions of the Company's securities since April 16, 2018 by the persons listed above under "Directors and Nominees" and "Certain Officers" and their affiliates. None of these participants engaged in any open market purchases or sales of the Company's securities during this period, and none of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Company Securities Acquired and Disposed Of (April 16, 2018 through April 16, 2020)

Name and Position	Date/	Number of shares of Common Stock, LTIP Units, Stock Options and Restricted Stock Units Acquired or (Disposed of)	Transaction Description
William L. Mack, Chairman of the Board	4/2/2020	292.672		(1)
	1/3/2020	180.85		(1)
	12/3/2019	4,269		(2)
	10/4/2019	188.548		(1)
	7/2/2019	173.262		(1)
	4/2/2019	181.173		(1)
	1/3/2019	206.655		(1)
	10/2/2018	195.27		(1)
	7/3/2018	190.261		(1)
	6/13/2018	4,465		(2)
Michael J. DeMarco, Chief Executive Officer and Director	3/24/2020	546,448		(3)
	3/22/2019	44,683		(4)
	3/22/2019	245,298		(5)
	3/13/2019	625,000		(6)
	6/12/2018	13,022		(7)
	6/12/2018	81,323		(8)
	6/5/2018	61,471.95		(9)
	4/20/2018	340,136		(10)
	4/20/2018	58,997		(10)

Name and Position	Date/	Number of shares of Common Stock, LTIP Units, Stock Options and Restricted Stock Units Acquired or (Disposed of)	Transaction Description
Marshall B. Tycher, Chairman of Roseland	3/24/2020	273,224		(3)
	3/22/2019	44,683		(4)
	3/22/2019	81,766		(5)
	4/20/2018	187,075		(10)
	4/20/2018	32,448		(11)
David Smetana, Chief Financial Officer	3/24/2020	68,306		(3)
	3/22/2019	8,937		(4)
	3/22/2019	16,353		(5)
	4/20/2018	17,007		(8)
	4/20/2018	8,850		(11)
Gary T. Wagner, General Counsel	3/24/2020	68,306		(3)
	3/22/2019	8,937		(4)
	3/22/2019	16,353		(5)
	4/20/2018	22,676		(10)
	4/20/2018	11,799		(11)
Ricardo Cardoso, Executive Vice President, Chief Investment Officer	3/24/2020	68,306		(3)
	3/22/2019	8,937		(4)
	3/22/2019	16,353		(5)
	4/20/2018	22,676		(10)
	4/20/2018	11,799		(11)
Nicholas Hilton, Executive Vice President of Leasing	3/24/2020	68,306		(3)
	3/22/2019	8,937		(4)
	3/22/2019	16,353		(5)
	4/20/2018	17,007		(10)
	4/20/2018	8,850		(11)
Giovanni DeBari, Chief Accounting Officer	3/24/2020	23,907		(3)
	3/22/2019	4,468		(5)
	4/20/2018	5,900		(11)
Deidre Crockett, Chief Administrative Officer	3/24/2020	17,077		(3)
	3/22/2019	3,351		(5)
	4/20/2018	4,720		(11)
Alan R. Batkin*, Director	4/2/2020	1,181.382		(1)
	1/3/2020	726.259		(1)
	12/3/2019	4,269		(2)
	10/4/2019	757.511		(1)
	6/19/2019	2,000		(7)
Alan S. Bernikow, Lead Independent Director	12/3/2019	4,269		(2)
	6/13/2018	4,465		(2)
Frederic Cumenal*, Director	4/2/2020	1,181.382		(1)
	1/3/2020	726.259		(1)
	12/3/2019	4,269		(2)
	10/4/2019	757.511		(1)
MaryAnne Gilmartin*, Director	12/3/2019	4,269		(2)

Name and Position	Date/	Number of shares of Common Stock, LTIP Units, Stock Options and Restricted Stock Units Acquired or (Disposed of)	Transaction Description
Nori Gerardo Lietz*, Director	4/2/2020	1,181.382		(1)
	1/3/2020	726.259		(1)
	12/3/2019	4,269		(2)
	10/4/2019	757.511		(1)
Lisa Myers, Director	12/3/2019	4,269		(2)
Laura Pomerantz, Director	12/3/2019	4,269		(2)
Irvin D. Reid, Director	4/2/2020	1,966.862		(1)
	1/3/2020	1,210.763		(1)
	12/3/2019	4,269		(2)
	10/4/2019	1,262.716		(1)
	7/02/2019	999.44		(1)
	4/2/2019	1,045.21		(1)
	1/3/2019	1,193.372		(1)
	10/2/2018	1,127.247		(1)
	7/3/2018	1,098.203		(1)
	6/13/2018	4,465		(2)
Rebecca Robertson, Director	12/3/2019	4,269		(2)
	6/13/2018	4,465		(2)

*
Pursuant to Instruction 3(a) to Item 4(b) of Schedule 14A, as a current director of the Company, this individual is deemed to be a "participant" in the Company's solicitation of proxies in connection with the Annual Meeting.

(1)
Quarterly fees for Directors and quarterly dividend for Deferred Stock Units paid in Deferred Stock Units.

(2)
Grant of restricted Common Stock as director compensation.

(3)
Grant of Class I 2020 LTIP Units of the Operating Partnership.

(4)
Grant of Class G 2019 LTIP Units of the Operating Partnership.

(5)
Grant of Class H 2019 LTIP Units of the Operating Partnership.

(6)
Grant of Class AO LTIP Units of the Operating Partnership.

(7)
Sale of Common Stock.

(8)
Acquisition of Common Stock.

(9)
Vesting of Restricted Stock Units settled in shares of Common Stock.

(10)
Grant of Class E 2018 LTIP Units of the Operating Partnership.

(11)
Grant of Class F 2018 LTIP Units of the Operating Partnership.

Miscellaneous Information Concerning Participants

        Other than as set forth in this Annex A or in the Proxy Statement and based on the information provided by each Participant, none of the Participants or their associates (i) beneficially owns, directly or indirectly, or owns of record but not beneficially, any shares of Common Stock or other securities of the Company or any of our subsidiaries or (ii) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, neither the Company nor any of the Participants listed above is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Company's securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

        Other than as set forth in this Annex A or in the Proxy Statement and based on the information provided by each Participant, neither the Company nor any of the Participants listed above or any of their associates have or will have (i) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of our last fiscal year, or any currently proposed transaction or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

        Other than as set forth in this Annex A or in the Proxy Statement and based on the information provided by each Participant, and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected (i) has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting or (ii) has or will have (a) any arrangements or understandings with any person with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party or (b) a direct or indirect material interest in any transaction or series of transactions since the beginning of our last fiscal year, or any currently proposed transaction or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

If you have questions or need assistance voting your shares please contact:

1407 Broadway, 27th Floor
New York, New York 10018
proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or
 Toll-Free (800) 322-2885

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MACK-CALI REALTY CORPORATION 2020 ANNUAL MEETING OF STOCKHOLDERS Wednesday, June 10, 2020, 12:00 p.m., local time The Hyatt Regency Jersey City Manhattan Ballroom Harborside 2 Exchange Place Jersey City, N.J. 07302 TO SUBMIT A PROXY BY MAIL, DETACH ALONG THE PERFORATION, MARK, SIGN, DATE AND RETURN  THE BOTTOM PORTION PROMPTLY USING THE ENCLOSED ENVELOPE.  MACK-CALI REALTY CORPORATION Notice of 2020 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting – June 10, 2020 This stockholder signing this proxy, revoking all previous proxies, hereby appoints Michael J. DeMarco, David Smetana and Gary T. Wagner, or any of them acting individually, each with the power of substitution, as the attorney and proxy of the undersigned, to vote, as indicated on the reverse side and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of the Stockholders of the Company to be held on June 10, 2020, and at any adjournment or postponement thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE HEREOF, “FOR” THE ADVISORY VOTE APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS SUCH COMPENSATION IS DESCRIBED UNDER THE “COMPENSATION DISCUSSION AND ANALYSIS” AND “EXECUTIVE COMPENSATION” SECTIONS OF THE ACCOMPANYING PROXY STATEMENT, AND “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM WHITE PROXY CARD OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THE STOCKHOLDER SIGNING THIS PROXY HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT DATED [•], 2020. PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR BY TELEPHONE. (Continued and to be signed on the reverse side)

MACK-CALI REALTY CORPORATION WHITE PROXY CARD YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 P.M. Eastern Time the day before the Annual Meeting date. VOTE BY INTERNET – WWW.CESVOTE.COM Use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. Have your proxy card in hand when you access the website and follow the instructions. OR VOTE BY TELEPHONE – 1-888-693-8683 Use a touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. Have your proxy card in hand when you call and then follow the instructions. OR VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided to: Mack-Cali Realty Corporation, c/o Corporate Election Services, P.O. Box 3230, Pittsburgh, PA 15230. If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders Our Proxy Statement, the Notice of Annual Meeting of Stockholders and our Annual Report to Stockholders are available at www.ViewOurMaterial.com/CLI If submitting a proxy by mail, please sign and date the card below and fold and detach card at perforation before mailing.  The Board of Directors recommends nominees listed in Proposal 1. 1. Election of Directors a vote “FOR ALL” the The Board of Directors recommends a vote “FOR” Proposals 2 and 3. 2. A proposal, on an advisory basis, for the adoption of a resolution approving the compensation of our named executive officers. FOR ALL WITHHOLD ALL  FOR ALL EXCEPT  (01) (02) (03) (04) (05) (06) (07) (08) (09) (10) (11) Z. Jamie Behar Michael Berman Alan S. Bernikow Michael J. DeMarco Lisa Myers Laura H. Pomerantz Irvin D. Reid Rebecca Robertson Howard Roth Gail Steinel Lee Wielansky  FOR  AGAINST  ABSTAIN 3. A proposal to ratify the appointment of PricewaterhouseCoopers LLP, independent registered public accounting firm, as the Company’s To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominees in the space below. independent registered December 31, 2020.  FOR public accountants for the fiscal year ending  AGAINST  ABSTAIN Stockholder Signature Date Stockholder (Joint Owner) Signature Date Please sign exactly as your name or names appear on the records of the Company and date. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer give full title. CONTROL NUMBER